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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-10395

                         Pioneer Series Trust VII
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2008 through October 31, 2009


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


Pioneer Global Aggregate
Bond Fund
--------------------------------------------------------------------------------
Annual Report | October 31, 2009
--------------------------------------------------------------------------------

Ticker Symbols:
Class A   PGABX
Class C   PGCBX
Class Y   PGYBX

[Logo]PIONEER
      Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                    2

Portfolio Management Discussion                                          4

Portfolio Summary                                                        8

Prices and Distributions                                                 9

Performance Update                                                      10

Comparing Ongoing Fund Expenses                                         13

Schedule of Investments                                                 15

Financial Statements                                                    31

Notes to Financial Statements                                           38

Report of Independent Registered Public Accounting Firm                 47

Trustees, Officers and Service Providers                                49


              Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09    1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have begun to recover this year from one of their most tumultuous periods in history. This is a welcome relief, and we are generally optimistic about the prospects for the economy going forward. Still, challenges remain. Unemployment is high. Consumer demand and loan growth are weak. And housing has not yet returned to normal.

At Pioneer, we have long advocated the benefits of investing for the long term. This strategy has generally performed well for many investors. Those who remained invested in the market during the downturn have most likely seen their portfolios start to recover this year as the Dow Jones Industrial Average climbed back towards the 10,000 level. Many bond investors have similarly seen a strong rebound, with a broad-based recovery across many different fixed-income asset classes. The riskiest asset classes, such as high-yield bonds, have outperformed other fixed-income asset classes for most of 2009.

At Pioneer, we are not changing the approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we see potential opportunities for making money in many corners of the markets around the globe, it takes research and experience to separate solid investment opportunities from speculation.

Following this difficult period, many investors are rethinking their approach to investing and risk management. Some are questioning whether the basic investment principles they were taught in the past are still useful in today's markets. Complicating matters is that financial markets remain unpredictable. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at


2    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09
www.pioneerinvestments.com. We greatly appreciate you putting your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA Inc.



Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


              Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09    3

Portfolio Management Discussion | 10/31/09

A meltdown in credit conditions disrupted fixed-income markets throughout the world in the final months of 2008 and the first two months of 2009. As this occurred, risk-averse investors moved toward the highest-quality securities and currencies. The difficult market began to recover in early March 2009, however, and prices of credit-exposed securities appreciated over most of the subsequent eight months, as investors began to believe that credit problems could be resolved and the global economy was not heading into another Great Depression-type scenario. In the following discussion, Charles Melchreit discusses the performance of Pioneer Global Aggregate Bond Fund during the 12 months ended October 31, 2009. Mr. Melchreit, a member of Pioneer's Fixed Income Department, is responsible for the daily management of the Fund.

Q    How did the Fund perform during the 12 months ended October 31, 2009?

A Pioneer Global Aggregate Bond Fund Class A shares generated a total return of 21.58% at net asset value over the 12 months ended October 31, 2009, while the Fund's benchmark, the Barclays Capital (formerly Lehman Brothers) Global Aggregate Bond Index (the Barclays Index), returned 18.41%. During the same period, the average return of the 131 mutual funds in Lipper's Global Income Funds category was 21.19%. On October 31, 2009, the 30-day SEC yield on the Fund's Class A shares was 2.73%.

Q How did you position the Fund at the height of market's turmoil back in late 2008 and early 2009?

A While the world's credit markets went through a period of severe stress in the final two months of 2008 and the first two months of 2009, we did not believe the global economy was heading toward a global depression, despite the failure or near-collapse of highly-leveraged but weak financial institutions, most notably Lehman Brothers. We thought the markets were populated by distressed investors, but not distressed securities. As a consequence, as value-conscious investors, we saw some buying opportunities and we increased the Fund's allocations to the credit sectors, including both corporate bonds and mortgage-backed securities. We also thought the credit markets in the United States appeared more attractive than in Europe, where we believed several major financial institutions still faced major asset write-downs. Early in the period, we also favored some of the higher-quality currencies, including the Swiss franc, the Japanese yen and the U.S. dollar. We believe this positioned the Fund well when credit spreads -- or the yield differences between lower-quality and higher-quality securities -- reached their peaks by early March 2009. As major monetary authorities throughout


4 Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09 the world, including the U.S. Federal Reserve Board (the Fed), moved to restore liquidity and ease trading in the global financial markets, credit-related securities started recovering in price in March 2009 as credit spreads started to narrow.

Q    How did you manage the Fund as the credit markets started to recover?

A Throughout the remainder of the 12-month period, which ended on October 31, 2009, we continued to add to the Fund's positions in credit-related securities. Early in the process, we focused on corporate bonds from the industrials and utilities sectors. However, as the financial system began to heal, we added to the Fund's exposure to the financial sector, predominately in U.S. investment-grade corporate debt. To pay for these increases, we cut the Fund's exposure to U.S. government agency mortgages, beginning in early 2009. We thought those securities were richly priced and offered poorer relative value after the Fed started to buy them. We also added to the Fund's investments in foreign government bonds, most notably in Europe and the United Kingdom.

     Although the Fund had benefited from its heavy exposure to the U.S. dollar early in the period, when the dollar strengthened in value compared to most other major currencies, we began to increase the Fund's positions in the euro and the British pound sterling. We also increased investments in commodity-based currencies, such as those of Canada, Norway and Australia, as we saw them as offering the greatest potential value against the U.S. dollar.

     At the end of the Fund's fiscal year (October 31, 2009), international investment-grade securities -- primarily foreign government bonds -- accounted for 53.5% of the Fund's net assets, while U.S. investment-grade corporate bonds and U.S. mortgage-backed securities accounted for 20.8% and 14.8% of assets, respectively. The Fund had 5.8% of assets invested in U.S. Treasury and agency debt and 4.3% in U.S. high-yield corporate securities. The average credit quality of the Fund's portfolio at the end of the period was AA-.

Q What types of investments most influenced the Fund's results during the 12 months ended October 31, 2009?

A The Fund's positions in corporate debt had the greatest positive impact on performance during the period, led by investments in the industrials, financials and utilities sectors. The Fund's investments in longer-maturity government debt of the United Kingdom also helped support performance. The Fund also had positive returns from investments in U.S. commercial mortgages, which began to recover as the period progressed.


              Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09    5

     The top-performing individual investments for the Fund during the 12-month period tended to be dominated by bonds from the financials sector, led by securities of Goldman Sachs and Liberty Mutual in the United States and Norway's Nordea Bank in Europe.

     Holding back the Fund's results was an underweight position in the Japanese yen, which outperformed the U.S. dollar, and a de-emphasis on European corporate bonds, which performed relatively well. Individual investments that detracted from the Fund's results included a high-yield bond issued by PAETEC Holding, a telecommunication service provider to the corporate market; a bond issued by PNC, a bank; and a Merrill Lynch mortgage security.

Q    What is your investment outlook?

A We think the U.S. dollar may continue to weaken against foreign currencies, as it did late in the Fund's fiscal year ended October 31, 2009. As a consequence, we have been placing emphasis on commodity-related currencies, including Norway, Canada and Australia, where their economies should benefit from rising global growth trends, especially in Asia. As investors increase their appetites for risk, we also may see opportunities in emerging market and European currencies.

     We continue to see greater value in corporate bonds, than in government bonds, and we expect longer-maturity corporates to perform well, despite the potential for some market corrections. Looking at longer-term historical trends, we think the yield spreads of corporate bonds make them preferable to Treasuries, which have become relatively unattractive because of current low yields resulting from the loosening of monetary policy by the Fed.


Please refer to the Schedule of Investments on pages 15-30 for a full listing of Fund securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The Fund can invest in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance


6    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09
of other funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.


              Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09    7

Portfolio Summary | 10/31/09

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following data is represented by a pie chart in the printed material.]

Foreign Government Bonds                                                40.0%
U.S. Corporate Bonds                                                    35.4%
U.S. Government Securities                                              16.3%
Collateralized Mortgage Obligations                                      5.6%
Asset Backed Securities                                                  1.0%
Municipal Bonds                                                          0.9%
Convertible Corporate Bonds                                              0.5%
Preferred Stock                                                          0.2%
Temporary Cash Investments                                               0.1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)*


    1.    Japan Government 5-Year, 1.2%, 3/20/12                 4.37%
    2.    Federal Home Loan Mortgage Corp., 6.5%, 4/1/38         4.27
    3.    Federal Home Loan Mortgage Corp., 6.5%, 1/1/38         2.70
    4.    Deutschland Rep Bundes, 5.25%, 1/4/11                  2.62
    5.    Federal Home Loan Mortgage Corp., 6.5%, 8/1/37         2.51
    6.    Japan Government 10-Year, 1.7%, 9/20/16                2.42
    7.    Canada Housing Trust, 3.55%, 9/15/13                   2.25
    8.    Bonos Y Oblig Del Es, 4.4%, 1/31/15                    2.13
    9.    U.S. Treasury Notes, 3.0%, 9/30/16                     2.09
   10.    Bundesrepublik Deutschland, 6.5%, 7/4/27               2.01

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09

Prices and Distributions | 10/31/09

Net Asset Value per Share
--------------------------------------------------------------------------------

     Class        10/31/09          10/31/08
       A           $ 10.84            $ 9.25
--------------------------------------------
       C           $ 10.82            $ 9.23
--------------------------------------------
       Y           $ 10.85            $ 9.25
--------------------------------------------

Distributions per Share: 11/1/08-10/31/09
--------------------------------------------------------------------------------

             Net Investment        Short-Term           Long-Term
    Class       Income            Capital Gains       Capital Gains
      A        $ 0.3677              $ --                 $ --
-------------------------------------------------------------------
      C        $ 0.2786              $ --                 $ --
-------------------------------------------------------------------
      Y        $ 0.3672              $ --                 $ --
-------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Barclays Capital (formerly Lehman Brothers) Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed-income markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" charts appearing on pages 10-12.


              Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09    9

Performance Update | 10/31/09                          Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global Aggregate Bond Fund at public offering price, compared to that of the Barclays Capital (formerly Lehman Brothers) Global Aggregate Bond Index.


Average Annual Total Returns
(As of October 31, 2009)
--------------------------------------------------------------------
                                      Net Asset     Public Offering
Period                                Value (NAV)   Price (POP)
--------------------------------------------------------------------
Life-of-Class
(12/28/07)                                 8.01%           5.35%
1 Year                                    21.58           16.06
--------------------------------------------------------------------
Expense Ratio
(Per prospectus dated March 1, 2009)
--------------------------------------------------------------------
                                          Gross            Net
--------------------------------------------------------------------
                                           3.16%           1.00%
--------------------------------------------------------------------

[The following data is represented by a mountain chart in the printed material.]

Value of $10,000 Investments

                                     Barclays
                                 Capital (formerly
             Pioneer Global       Lehman Brothers)
              Aggregation        Global Aggregate
               Bond Fund            Bond Index
12/07             9,550                10,000
10/08             9,100                 9,589
10/09            11,064                11,354

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/12 for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


10    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09

Performance Update | 10/31/09                          Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global Aggregate Bond Fund, compared to that of the Barclays Capital (formerly Lehman Brothers) Global Aggregate Bond Index.


Average Annual Total Returns
(As of October 31, 2009)
-------------------------------------------------------------------
                                        If             If
Period                                  Held           Redeemed
-------------------------------------------------------------------
Life-of-Class
(12/28/07)                                  7.04%          7.04%
1 Year                                     20.55          20.55
-------------------------------------------------------------------
Expense Ratio
(Per prospectus dated March 1, 2009)
-------------------------------------------------------------------
                                           Gross           Net
-------------------------------------------------------------------
                                            3.84%          1.90%
-------------------------------------------------------------------

[The following data is represented by a mountain chart in the printed material.]

Value of $10,000 Investments

                                     Barclays
                                 Capital (formerly
             Pioneer Global       Lehman Brothers)
              Aggregation        Global Aggregate
               Bond Fund            Bond Index
12/07            10,000               10,000
10/08             9,452                9,589
10/09            11,395               11,354

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/11 for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09    11

Performance Update| 10/31/09                           Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global Aggregate Bond Fund, compared to that of the Barclays Capital (formerly Lehman Brothers) Global Aggregate Bond Index.


Average Annual Total Returns
(As of October 31, 2009)
-------------------------------------------------------------------
                                        If             If
Period                                  Held           Redeemed
-------------------------------------------------------------------
Life-of-Class
(12/28/07)                                   8.10%          8.10%
1 Year                                      21.69          21.69
-------------------------------------------------------------------
Expense Ratio
(Per prospectus dated March 1, 2009)
-------------------------------------------------------------------
                                           Gross           Net
-------------------------------------------------------------------
                                             2.82%          2.82%
-------------------------------------------------------------------


[The following data is represented by a mountain chart in the printed material.]

Value of $10,000 Investments

                                     Barclays
                                 Capital (formerly
             Pioneer Global       Lehman Brothers)
              Aggregation        Global Aggregate
               Bond Fund            Bond Index
12/07            10,000               10,000
10/08             9,536                9,589
10/09            11,604               11,354

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses


The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Aggregate Bond Fund

Based on actual returns from May 1, 2009 through October 31, 2009.


Share Class                            A                C                Y
Beginning Account                 $ 1,000.00       $ 1,000.00       $ 1,000.00
Value on 5/1/09
--------------------------------------------------------------------------------
Ending Account Value              $ 1,146.98       $ 1,142.22       $ 1,148.02
(after expenses) on 10/31/09
--------------------------------------------------------------------------------
Expenses Paid                     $     5.41       $    10.21       $     5.41
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, 1.89%, and 1.00% for Class A, Class C, and Class Y Shares respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)


             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09    13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Aggregate Bond Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from May 1, 2009 through October 31, 2009.


Share Class                            A                C                Y
Beginning Account                 $ 1,000.00       $ 1,000.00       $ 1,000.00
Value on 5/1/09
--------------------------------------------------------------------------------
Ending Account Value              $ 1,020.16       $ 1,015.68       $ 1,020.16
(after expenses) on 10/31/09
--------------------------------------------------------------------------------
Expenses Paid                     $     5.09       $     9.60       $     5.09
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, 1.89%, and 1.00% for Class A, Class C, and Class Y Shares respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)


14    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09

Schedule of Investments | 10/31/09


              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                 Value
                                          CONVERTIBLE CORPORATE BONDS -- 0.4%
                                          ENERGY -- 0.2%
                                          Coal & Consumable Fuels -- 0.1%
20,000                            BB-/NR  Massey Energy Co., 3.25%, 8/1/15              $    16,050
---------------------------------------------------------------------------------------------------
                                          Oil & Gas Drilling -- 0.1%
10,000                         BBB+/Baa2  Transocean Sedco, 1.625%, 12/15/37            $     9,788
                                                                                        -----------
                                          Total Energy                                  $    25,838
---------------------------------------------------------------------------------------------------
                                          BANKS -- 0.2%
                                          Regional Banks -- 0.2%
20,000                              A/A3  National City Corp., 4.0%, 2/1/11             $    20,250
                                                                                        -----------
                                          Total Banks                                   $    20,250
---------------------------------------------------------------------------------------------------
                                          TOTAL CONVERTIBLE CORPORATE BONDS
                                          (Cost $39,090)                                $    46,088
---------------------------------------------------------------------------------------------------
 Shares
                                          PREFERRED STOCK -- 0.2%
                                          DIVERSIFIED FINANCIALS -- 0.2%
                                          Diversified Financial Services -- 0.2%
    25                                    Bank of America Corp., 7.25%, 12/31/49        $    21,033
                                                                                        -----------
                                          Total Diversified Financials                  $    21,033
---------------------------------------------------------------------------------------------------
                                          TOTAL PREFERRED STOCK
                                          (Cost $20,367)                                $    21,033
---------------------------------------------------------------------------------------------------
Principal
Amount ($)
                                          ASSET BACKED SECURITIES -- 1.0%
                                          BANKS -- 0.8%
                                          Thrifts & Mortgage Finance -- 0.8%
25,000              0.76         AA+/Aa1  Countrywide Asset Backed Certificates,
                                          Floating Rate Note, 11/25/35                  $    20,473
 6,902              5.07         AAA/Aaa  Countrywide Asset-Backed Certificates,
                                          Floating Rate Note, 12/25/35                        6,583
14,841              0.43            A/B1  FFML 2006-FF4 A2, Floating Rate Note,
                                          3/25/36                                             9,731
 4,116              0.51         AAA/Aa2  GSAMP Trust, Floating Rate Note,
                                          11/25/35                                            4,022
12,169              0.68            A/A2  GSAMP Trust, Floating Rate Note,
                                          3/25/35                                            11,660
 9,067              0.31            B/A2  Morgan Stanley ABS Capital I, Floating
                                          Rate Note, 12/25/36                                 8,305
 1,512              0.65         AA+/Aa2  Morgan Stanley Capital, Inc., Floating Rate
                                          Note, 3/25/35                                       1,495
 4,413              0.30         AAA/Aa2  Morgan Stanley Ixis Real Estate, Floating
                                          Rate Note, 11/25/36                                 4,286

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09    15

             Floating      S&P/Moody's
Principal    Rate (d)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                 Value
                                          Thrifts & Mortgage Finance -- (continued)
  15,478     0.00               AAA/Aa2   SASC 2007-BC4 A3, Floating Rate Note,
                                          11/25/37                                     $    13,978
                                                                                       -----------
                                                                                       $    80,533
                                                                                       -----------
                                          Total Banks                                  $    80,533
--------------------------------------------------------------------------------------------------
                                          DIVERSIFIED FINANCIALS -- 0.2%
                                          Consumer Finance -- 0.1%
  20,000     0.69               AA+/Aa1   RASC 2005-KS7 M1, Floating Rate Note,
                                          8/25/35                                      $    15,361
--------------------------------------------------------------------------------------------------
                                          Investment Banking & Brokerage -- 0.1%
  20,000     0.40              CCC/Caa3   MLMI 2006-AR1 A2C, Floating Rate Note,
                                          3/25/37                                      $     6,850
                                                                                       -----------
                                          Total Diversified Financials                 $    22,211
--------------------------------------------------------------------------------------------------
                                          TOTAL ASSET BACKED SECURITIES
                                          (Cost $113,836)                              $   102,744
--------------------------------------------------------------------------------------------------
                                          COLLATERALIZED MORTGAGE
                                          OBLIGATIONS -- 5.1%
                                          MATERIALS -- 0.6%
                                          Forest Products -- 0.4%
  50,000                        AAA/Aaa   TSTAR 2006-1A A, 5.668%, 10/15/36            $    46,000
--------------------------------------------------------------------------------------------------
                                          Steel -- 0.2%
  21,516                        AAA/Aaa   GMAC Mortgage Corp. Loan Trust, 5.5%,
                                          11/25/33                                     $    22,000
                                                                                       -----------
                                          Total Materials                              $    68,000
--------------------------------------------------------------------------------------------------
                                          COMMERCIAL SERVICES & SUPPLIES -- 0.2%
                                          Diversified Support Services -- 0.2%
  24,961                         AAA/NR   CW Capital Cobalt, Ltd., 5.174%,
                                          8/15/48                                      $    25,188
                                                                                       -----------
                                          Total Commercial Services & Supplies         $    25,188
--------------------------------------------------------------------------------------------------
                                          BANKS -- 2.6%
                                          Thrifts & Mortgage Finance -- 2.6%
  21,364                         NR/Aaa   Banc of America Alternative Loan Trust,
                                          5.5%, 9/25/33                                $    21,417
  12,179                        AAA/AAA   Countrywide Alternative Loans Trust, 5.0%,
                                          7/25/18                                           12,099
  25,000                        AAA/Aaa   GS Mortgage Securities Corp. II, 7.12%,
                                          11/18/29                                          26,849
  30,243                        AAA/Aa3   JPMorgan Mortgage Trust, 6.0%, 8/25/34            27,587
  15,000                        AAA/Aaa   JPMCC 2002-C3 B, 5.146%, 7/12/35                  14,852
  41,270                        AAA/Aaa   JPMCC 2004-CB8 A1A, 4.158%, 1/12/39               39,828
  25,000                         NR/Ba1   SBA CMBS Trust, 6.709%, 11/15/36                  24,813

The accompanying notes are an integral part of these financial statements.

16    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09

              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                               Value
                                           Thrifts & Mortgage Finance -- (continued)
  7,722,908         0.15         AAA/Aaa   Wachovia Bank Commercial Mortgage
                                           Trust, Floating Rate Note, 6/15/45         $    12,890
     21,927         0.47         AAA/Aa1   WAMU Mortgage Pass-Through Certificate,
                                           Floating Rate Note, 4/25/45                     15,946
     21,679                       AAA/NR   Wells Fargo Mortgage Backed Securities,
                                           5.0%, 11/25/20                                  21,537
     18,248                      NR/Baa3   Wells Fargo Mortgage Backed Securities,
                                           5.0%, 3/25/21                                   16,851
     23,270         0.00         AAA/Aaa   Wells Fargo Mortgage Backed Securities,
                                           Floating Rate Note, 9/25/34                     22,471
     20,237         4.58         AAA/Aaa   WFMBS 2003-N-1A1, Floating Rate Trust,
                                           12/25/33                                        19,414
                                                                                      -----------
                                                                                      $   276,554
                                                                                      -----------
                                           Total Banks                                $   276,554
-------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 0.9%
                                           Diversified Financial Services -- 0.8%
     10,000                       AAA/A2   CCI 2005 1A C, 5.074%, 6/15/35             $    10,050
     14,537                        NR/A2   CMSI 2006-1 3A1, 5.0%, 2/25/36                  12,906
     40,280                      AAA/AAA   Master Alternative Loans Trust, 6.0%,
                                           7/25/34                                         34,729
     31,393                        B/Ba2   RALI 2005-QA10 A41, 5.7412%, 9/25/35            21,787
                                                                                      -----------
                                                                                      $    79,472
-------------------------------------------------------------------------------------------------
                                           Investment Banking & Brokerage -- 0.1%
  1,343,801                      AAA/Aaa   MSDWC 2000-1345 X, 0.7259%, 9/3/15         $     6,802
                                                                                      -----------
                                           Total Diversified Financials               $    86,274
-------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 0.3%
                                           Mortgage Real Estate Investment Trusts -- 0.3%
     28,378                      AAA/Aaa   CS First Boston Mortgage Security, 3.5%,
                                           7/25/18                                    $    27,218
                                                                                      -----------
                                           Total Real Estate                          $    27,218
-------------------------------------------------------------------------------------------------
                                           GOVERNMENT -- 0.5%
                                           Government -- 0.5%
     50,000                      AAA/Aaa   FHR 3211 PB, 5.5%, 2/15/33                 $    52,844
                                                                                      -----------
                                           Total Government                           $    52,844
-------------------------------------------------------------------------------------------------
                                           TOTAL COLLATERALIZED MORTGAGE
                                           OBLIGATIONS
                                           (Cost $547,198)                            $   536,078
-------------------------------------------------------------------------------------------------
                                           CORPORATE BONDS -- 32.4%
                                           ENERGY -- 3.9%
                                           Integrated Oil & Gas -- 0.3%
     25,000                    BBB+/Baa1   Marathon Oil Corp., 5.9%, 3/15/18          $    26,881
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09    17

             Floating      S&P/Moody's
Principal    Rate (d)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                 Value
                                          Oil & Gas Drilling -- 0.5%
    50,000                    BBB+/Baa2   Transocean Sedco, 1.5%, 12/15/37             $    48,938
--------------------------------------------------------------------------------------------------
                                          Oil & Gas Equipment & Services -- 0.3%
    25,000                    BBB+/Baa1   Weatherford International, Ltd., 9.625%,
                                          3/1/19                                       $    30,951
--------------------------------------------------------------------------------------------------
                                          Oil & Gas Exploration & Production -- 0.6%
    10,000                     BBB/Baa2   Canadian Natural Resource, Ltd., 5.9%,
                                          2/1/18                                       $    10,767
    50,000                       BB/Ba3   Chesapeake Energy Corp., 9.5%, 2/15/15            54,125
                                                                                       -----------
                                                                                       $    64,892
--------------------------------------------------------------------------------------------------
                                          Oil & Gas Refining & Marketing -- 0.5%
    25,000                     BBB/Baa2   Spectra Energy Capital LLC, 6.2%,
                                          4/15/18                                      $    26,951
    20,000                     BBB/Baa2   Valero Energy Corp., 9.375%, 3/15/19              23,671
                                                                                       -----------
                                                                                       $    50,622
--------------------------------------------------------------------------------------------------
                                          Oil & Gas Storage & Transportation -- 1.7%
    25,000                     BBB/Baa2   Buckeye Partners LP, 6.05%, 1/15/18          $    26,418
    25,000                     BBB/Baa2   DCP Midstream, 9.75%, 3/15/19                     29,866
    40,000                       BB/Ba1   Enterprise Products Operating LP, 7.0%,
                                          6/1/67                                            36,000
    10,000                     BBB/Baa2   Kinder Morgan Energy, 5.95%, 2/15/18              10,505
    30,000                    BBB-/Baa3   NGPL Pipeco LLC, 6.514%, 12/15/12
                                          (144A)                                            32,774
    25,000                    BBB-/Baa3   Plains All America Pipeline LP, 6.125%,
                                          1/15/17                                           26,310
    10,000                      BBB+/A3   Questar Pipeline Co., 5.83%, 2/1/18               10,523
    10,000                        A-/A3   Trans-Canada Pipelines, 7.125%,
                                          1/15/09                                           11,890
                                                                                       -----------
                                                                                       $   184,286
                                                                                       -----------
                                          Total Energy                                 $   406,570
--------------------------------------------------------------------------------------------------
                                          MATERIALS -- 1.8%
                                          Commodity Chemicals -- 0.2%
    20,000                        B-/B1   Nova Chemicals Corp., 8.375%, 11/1/16
                                          (144A)                                       $    20,100
--------------------------------------------------------------------------------------------------
                                          Construction Materials -- 0.0%
     5,000                     BBB/Baa2   Holcim, Ltd., 6.0%, 12/30/19 (144A)          $     5,156
--------------------------------------------------------------------------------------------------
                                          Diversified Metals & Mining -- 0.5%
    25,000         5.88        BBB-/Ba2   Freeport-McMoran Copper & Gold, Inc.,
                                          Floating Rate Note, 4/1/15                   $    25,276
    25,000                    BBB+/Baa1   Rio Tinto Finance Plc, 8.95%, 5/1/14              29,547
                                                                                       -----------
                                                                                       $    54,823
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09

             Floating      S&P/Moody's
Principal    Rate (d)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                 Value
                                          Fertilizers & Agricultural Chemicals -- 0.4%
  40,000                       BBB/Baa2   Agrium, Inc., 6.75%, 1/15/19                 $    43,864
--------------------------------------------------------------------------------------------------
                                          Specialty Chemicals -- 0.3%
  25,000                      BBB-/Baa3   Cytec Industries, Inc., 8.95%, 7/1/17        $    29,264
--------------------------------------------------------------------------------------------------
                                          Steel -- 0.4%
  30,000                       BBB/Baa3   ArcelorMittal, 6.125%, 6/1/18                $    29,631
  10,000                       BBB/Baa2   Commercial Metals Co., 7.35%, 8/15/18             10,636
                                                                                       -----------
                                                                                       $    40,267
                                                                                       -----------
                                          Total Materials                              $   193,474
--------------------------------------------------------------------------------------------------
                                          CAPITAL GOODS -- 1.5%
                                          Aerospace & Defense -- 0.4%
  10,000                         BB/Ba3   DigitalGlobeM, Inc., 10.5%, 5/1/14           $    10,800
  30,000                         BB/Ba2   Esterline Tech, 6.625%, 3/1/17                    28,725
                                                                                       -----------
                                                                                       $    39,525
--------------------------------------------------------------------------------------------------
                                          Construction & Farm Machinery & Heavy Trucks -- 0.1%
  10,000                       BBB/Baa3   Cummins, Inc., 6.75%, 2/15/27                $     8,318
--------------------------------------------------------------------------------------------------
                                          Electrical Component & Equipment -- 0.2%
  25,000                         B+/Ba2   Belden CDT, Inc., 7.0%, 3/15/17              $    24,125
--------------------------------------------------------------------------------------------------
                                          Industrial Conglomerates -- 0.2%
  15,000                        AA+/Aa2   GE Electric Co., 5.0%, 2/1/13                $    15,973
  10,000                      BBB+/Baa1   Tyco International Finance SA, 8.5%,
                                          1/15/19                                           12,197
                                                                                       -----------
                                                                                       $    28,170
--------------------------------------------------------------------------------------------------
                                          Industrial Machinery -- 0.2%
  15,000                      BBB+/Baa1   Ingersoll-Rand Global Holding, Ltd., 9.5%,
                                          4/15/14                                      $    17,999
--------------------------------------------------------------------------------------------------
                                          Trading Companies & Distributors -- 0.4%
  40,000                      BBB+/Baa1   GATX Financial Corp., 6.0%, 2/15/18          $    38,745
                                                                                       -----------
                                          Total Capital Goods                          $   156,882
--------------------------------------------------------------------------------------------------
                                          COMMERCIAL SERVICES & SUPPLIES -- 0.3%
                                          Office Services & Supplies -- 0.3%
  25,000                           A/A1   Pitney Bowes, Inc., 5.6%, 3/15/18            $    26,647
                                                                                       -----------
                                          Total Commercial Services & Supplies         $    26,647
--------------------------------------------------------------------------------------------------
                                          TRANSPORTATION -- 0.8%
                                          Railroads -- 0.8%
  25,000                       BBB/Baa1   Burlington Northern Santa Fe Corp.,
                                          5.75%, 3/15/18                               $    27,048
  50,000                       BBB/Baa2   Union Pacific Corp., 5.7%, 8/15/18                53,748
                                                                                       -----------
                                                                                       $    80,796
                                                                                       -----------
                                          Total Transportation                         $    80,796
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09    19

             Floating      S&P/Moody's
Principal    Rate (d)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                  Value
                                          CONSUMER DURABLES & APPAREL -- 0.2%
                                          Household Appliances -- 0.2%
    25,000                    BBB-/Baa3   Whirlpool Corp., 5.5%, 3/1/13                 $    25,736
                                                                                        -----------
                                          Total Consumer Durables & Apparel             $    25,736
---------------------------------------------------------------------------------------------------
                                          CONSUMER SERVICES -- 1.0%
                                          Casinos & Gaming -- 0.3%
    25,000                     BBB/Baa2   International Game Technology, 7.5%,
                                          6/15/19                                       $    27,630
---------------------------------------------------------------------------------------------------
                                          Education Services -- 0.7%
    30,000                      AAA/Aaa   Leland Stanford Junior University, 4.75%,
                                          5/1/19                                        $    31,304
    40,000                      AAA/Aaa   President & Fellows of Harvard, 3.7%,
                                          4/1/13                                             41,532
                                                                                        -----------
                                                                                        $    72,836
                                                                                        -----------
                                          Total Consumer Services                       $   100,466
---------------------------------------------------------------------------------------------------
                                          MEDIA -- 0.7%
                                          Broadcasting -- 0.3%
     5,000                    BBB+/Baa1   News America, Inc., 5.65%, 8/15/20
                                           (144A)                                       $     5,179
    26,312                     CCC/Caa2   Univision Communications, 9.75%,
                                          3/15/15 (144A) PIK                                 20,392
                                                                                        -----------
                                                                                        $    25,571
---------------------------------------------------------------------------------------------------
                                          Cable & Satellite -- 0.4%
    25,000                     BBB/Baa1   British Sky Broadcasting Group Plc, 6.1%,
                                          2/15/18 (144A)                                $    26,718
    10,000                     BBB/Baa2   Time Warner Cable, Inc., 8.25%, 4/1/19             12,029
     5,000                     BBB/Baa2   Time Warner Cable, Inc., 8.75%, 2/14/19             6,167
                                                                                        -----------
                                                                                        $    44,914
                                                                                        -----------
                                          Total Media                                   $    70,485
---------------------------------------------------------------------------------------------------
                                          FOOD, BEVERAGE & TOBACCO -- 0.4%
                                          Brewers -- 0.2%
    20,000                    BBB+/Baa2   Anheuser-Busch InBev Worldwide, Inc.,
                                          7.75% 1/15/19 (144A)                          $    23,306
---------------------------------------------------------------------------------------------------
                                          Tobacco -- 0.2%
    25,000                     BBB/Baa1   UST, Inc., 5.75%, 3/1/18                      $    23,977
                                                                                        -----------
                                          Total Food, Beverage & Tobacco                $    47,283
---------------------------------------------------------------------------------------------------
                                          HEALTH CARE EQUIPMENT & SERVICES -- 0.5%
                                          Health Care Facilities -- 0.1%
    10,000                       BB/Ba3   HCA, Inc., 8.5%, 4/15/19                      $    10,600
     5,000                       BB-/B2   HCA, Inc., 9.125%, 11/15/14                         5,175
                                                                                        -----------
                                                                                        $    15,775
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09

             Floating      S&P/Moody's
Principal    Rate (d)      Ratings
Amount ($)   (unaudited)   (unaudited)                                              Value
                                          Managed Health Care -- 0.4%
    40,000                      A-/Baa1   United Health Group, Inc., 4.875%,
                                          2/15/13                                   $    41,754
                                                                                    -----------
                                          Total Health Care Equipment & Services    $    57,529
-----------------------------------------------------------------------------------------------
                                          PHARMACEUTICALS & BIOTECHNOLOGY -- 0.3%
                                          Biotechnology -- 0.3%
    25,000                    BBB+/Baa3   Biogen Idec, Inc., 6.0%, 3/1/13           $    26,562
                                                                                    -----------
                                          Total Pharmaceuticals & Biotechnology     $    26,562
-----------------------------------------------------------------------------------------------
                                          BANKS -- 7.1%
                                          Diversified Banks -- 5.2%
    80,000   5.18               AA-/Aa2   BNP Paribas SA, Floating Rate Note,
                                          10/17/16                                  $   112,266
    80,000   5.16                 A+/A1   DnB NOR Bank ASA, Floating Rate Note,
                                          9/28/15                                       112,057
   100,000   5.22                A+/Aa3   Intesa Sanpaolo S.p.A., Floating Rate
                                          Note, 2/8/16                                  139,339
    85,000                      AAA/Aaa   International Bank Recon & Development,
                                          5.75%, 10/21/19                                72,740
    80,000   3.63                 A-/A3   Standard Chartered Plc, Floating Rate
                                          Note, 2/3/17                                  115,291
                                                                                    -----------
                                                                                    $   551,693
-----------------------------------------------------------------------------------------------
                                          Regional Banks -- 1.9%
    25,000                      BBB+/A3   KeyBank NA, 5.8%, 7/1/14                  $    24,605
    15,000                    BBB+/Baa1   Keycorp, 6.5%, 5/14/13                         15,609
    25,000                       A+/Aa3   Mellon Funding Corp., 5.5%, 11/15/18           26,210
    65,000   8.25              BBB/Baa2   PNC Funding Corp., Floating Rate Note,
                                          5/29/49                                        65,174
    20,000                      AA-/Aa3   Wachovia Bank NA, 6.0%, 11/15/17               21,144
    50,000                       A-/Ba3   Wells Fargo & Co., Floating Rate Note,
                                          12/29/49                                       46,500
                                                                                    -----------
                                                                                    $   199,242
                                                                                    -----------
                                          Total Banks                               $   750,935
-----------------------------------------------------------------------------------------------
                                          DIVERSIFIED FINANCIALS -- 5.0%
                                          Asset Management & Custody Banks -- 0.3%
    25,000                        A-/A3   Eaton Vance Corp., 6.5%, 10/2/17          $    26,534
-----------------------------------------------------------------------------------------------
                                          Consumer Finance -- 1.0%
    30,000                     BB+/Baa3   American General Finance, Inc., 6.9%,
                                          12/15/17                                  $    20,878
    35,000                        A+/A1   American Honda Finance Corp., 6.7%,
                                          10/1/13 (144A)                                 38,257
    10,000                     BBB/Baa1   Capital One Financial Corp., 7.375%,
                                          5/23/14                                        11,350

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09    21

             Floating      S&P/Moody's
Principal    Rate (d)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                  Value
                                          Consumer Finance -- (continued)
    25,000                         A/A2   Caterpillar Financial, Inc., 7.05%,
                                          10/1/18                                       $    28,954
                                                                                        -----------
                                                                                        $    99,439
---------------------------------------------------------------------------------------------------
                                          Diversified Financial Services -- 0.9%
    15,000                      AA+/Aa2   General Electric Capital Corp., 4.0%,
                                          2/15/12                                       $    15,254
    25,000                       A+/Aa3   JPMorgan Chase & Co., 6.0%, 1/15/18                26,766
    50,000                      BBB+/A2   JPMorgan Chase & Co., 7.9%, 4/29/49                50,277
                                                                                        -----------
                                                                                        $    92,297
---------------------------------------------------------------------------------------------------
                                          Investment Banking & Brokerage -- 1.7%
   110,000         5.79          BBB/A3   Goldman Sachs Capital, Floating Rate
                                          Note, 12/29/49                                $    81,813
    50,000                         A/A2   Merrill Lynch & Co., 5.45%, 2/5/13                 52,286
    45,000                         A/A2   Morgan Stanley Dean Witter, Floating Rate
                                          Note, 4/1/18                                       48,233
                                                                                        -----------
                                                                                        $   182,332
---------------------------------------------------------------------------------------------------
                                          Specialized Finance -- 1.1%
    41,000                     BBB/Baa3   Cantor Fitzgerald LP, 7.875%, 10/15/19        $    41,285
    48,497                       NR/Ba1   Coso Geothermal Power Holdings LLC,
                                          7.0%, 7/15/26 (144A)                               40,738
    35,000                    BBB+/Baa3   International Lease Finance Corp.,
                                          6.375%, 3/25/13 (b)                                27,683
    10,000                        A+/A1   National Rural Utilities Corp., 5.45%,
                                          2/1/18                                             10,582
                                                                                        -----------
                                                                                        $   120,288
                                                                                        -----------
                                          Total Diversified Financials                  $   520,890
---------------------------------------------------------------------------------------------------
                                          INSURANCE -- 3.7%
                                          Insurance Brokers -- 0.2%
    25,000                       BB+/B1   Leucadia National Corp., 7.125%,
                                          3/15/17 (144A)                                $    23,625
---------------------------------------------------------------------------------------------------
                                          Life & Health Insurance -- 1.2%
    15,000                      A-/Baa2   Lincoln National Corp., 8.75%, 7/1/19         $    17,465
    35,000                     BBB/Baa1   MetLife, Inc., 10.75%, 8/1/39                      42,417
    45,000                      A-/Baa2   Protective Life Corp., 7.375%, 10/15/19            45,086
    25,000                       A/Baa2   Prudential Financial, Inc., 5.15%, 1/15/13         26,238
                                                                                        -----------
                                                                                        $   131,206
---------------------------------------------------------------------------------------------------
                                          Multi-Line Insurance -- 1.5%
    80,000         6.75           A-/A3   AXA SA, Floating Rate Trust, 12/15/20         $   120,168
    45,000         7.00         BB/Baa3   Liberty Mutual Group, Inc., 7.0%,
                                          3/15/37 (144A)                                     35,676
                                                                                        -----------
                                                                                        $   155,844
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09

             Floating      S&P/Moody's
Principal    Rate (d)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                   Value
                                          Property & Casualty Insurance -- 0.2%
  25,000                        BB-/Ba1   The Hanover Insurance Group, Inc.,
                                          8.207%, 2/3/27                                 $    20,750
----------------------------------------------------------------------------------------------------
                                          Reinsurance -- 0.6%
  20,000                        AAA/Aa2   Berkshire Hathaway, Inc., 5.0%, 8/15/13        $    21,714
  40,000                      BBB+/BBB+   Platinum Underwriters Holdings, Ltd.,
                                          7.5%, 6/1/17                                        38,387
                                                                                         -----------
                                                                                         $    60,101
                                                                                         -----------
                                          Total Insurance                                $   391,526
----------------------------------------------------------------------------------------------------
                                          REAL ESTATE -- 1.3%
                                          Diversified Real Estate Activities -- 0.4%
  35,000                          A-/A2   WEA Finance LLC, 7.125%, 4/15/18               $    36,146
----------------------------------------------------------------------------------------------------
                                          Diversified Real Estate Investment Trusts -- 0.4%
  40,000                      BBB+/Baa1   Dexus Finance Pty, Ltd., 7.125%,
                                          10/15/14                                       $    40,388
----------------------------------------------------------------------------------------------------
                                          Office Real Estate Investment Trusts -- 0.2%
  25,000                       BBB/Baa2   Mack-Cali Realty LP, 5.125%, 2/15/14           $    24,056
----------------------------------------------------------------------------------------------------
                                          Specialized Real Estate Investment Trusts -- 0.3%
  10,000                      BBB-/Baa2   Health Care REIT, Inc., 6.2%, 6/1/16           $     9,997
  25,000                       BBB/Baa2   Hospitality Properties Trust, 7.875%,
                                          8/15/14                                             25,711
                                                                                         -----------
                                                                                         $    35,708
                                                                                         -----------
                                          Total Real Estate                              $   136,298
----------------------------------------------------------------------------------------------------
                                          SOFTWARE & SERVICES -- 0.7%
                                          Data Processing & Outsourced Services -- 0.4%
  40,000                        B-/Caa1   First Data Corp., 9.875%, 9/24/15
                                          (144A)                                         $    36,900
----------------------------------------------------------------------------------------------------
                                          Internet Software & Services -- 0.3%
  25,000                          B-/B2   Terremark Worldwide, Inc., 12.0%,
                                          6/15/17                                        $    27,625
                                                                                         -----------
                                          Total Software & Services                      $    64,525
----------------------------------------------------------------------------------------------------
                                          TECHNOLOGY HARDWARE & EQUIPMENT -- 0.1%
                                          Computer Storage & Peripherals -- 0.1%
  10,000                        BB+/Ba1   Seagate Technology International Co., Ltd.,
                                          10.0%, 5/1/14                                  $    11,100
                                                                                         -----------
                                          Total Technology Hardware & Equipment          $    11,100
----------------------------------------------------------------------------------------------------
                                          SEMICONDUCTORS -- 0.2%
                                          Semiconductor Equipment -- 0.2%
  25,000                       BBB/Baa1   Klac Instruments Corp., 6.9%, 5/1/18           $    26,209
                                                                                         -----------
                                          Total Semiconductors                           $    26,209
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09    23

             Floating      S&P/Moody's
Principal    Rate (d)      Ratings
Amount ($)   (unaudited)   (unaudited)                                               Value
                                          TELECOMMUNICATION SERVICES -- 1.7%
                                          Alternative Carriers -- 0.1%
    10,000                    CCC+/Caa1   Paetec Holdings, 9.5%, 7/15/15             $     9,150
------------------------------------------------------------------------------------------------
                                          Integrated Telecommunication Services -- 1.3%
    20,000                    BBB-/Baa3   Embarq Corp., 7.082%, 6/1/16               $    21,849
    15,000                       BB/Ba2   Frontier Communications Corp.. 8.25%,
                                          5/1/14                                          15,450
    20,000                        A-/A1   Qtel International FIN, Ltd., 6.5%,
                                          6/10/14                                         22,242
    50,000                      A-/Baa1   Telefonica Emisiones SAU, 5.496%,
                                          4/1/16                                          79,984
                                                                                     -----------
                                                                                     $   139,525
------------------------------------------------------------------------------------------------
                                          Wireless Telecommunication Services -- 0.3%
    35,000                       B+/Ba2   Cricket Communications, Inc., 7.75%,
                                          5/15/16 (144A)                             $    34,913
                                                                                     -----------
                                          Total Telecommunication Services           $   183,588
------------------------------------------------------------------------------------------------
                                          UTILITIES -- 1.2%
                                          Electric Utilities -- 0.9%
    10,000                    BBB+/Baa1   CenterPoint Energy Houston Electric LLC,
                                          7.0%, 3/1/14                               $    11,280
    10,000                      A-/Baa1   Commonwealth Edison, 6.15%, 9/15/17             11,053
    25,000                    BBB+/Baa2   New York State Gas and Electric Corp.,
                                          6.15%, 12/15/17 (144A)                          25,409
    35,000                     BB+/Baa3   Public Service of New Mexico, 7.95%,
                                          5/15/18                                         35,775
    10,000                    BBB+/Baa1   West Penn Power Co., 5.95%, 12/15/17            10,530
                                                                                     -----------
                                                                                     $    94,047
------------------------------------------------------------------------------------------------
                                          Independent Power Producer & Energy Traders -- 0.3%
    40,000                    BBB-/Baa3   Panoche Energy Center LLC, 6.885%,
                                          7/31/29 (144A)                             $    36,974
                                                                                     -----------
                                          Total Utilities                            $   131,021
------------------------------------------------------------------------------------------------
                                          TOTAL CORPORATE BONDS
                                          (Cost $3,204,837)                          $ 3,408,522
------------------------------------------------------------------------------------------------
                                          U.S. GOVERNMENT AGENCY
                                          OBLIGATIONS -- 14.9%
   241,478                      AAA/Aaa   Federal Home Loan Mortgage Corp., 6.5%,
                                          1/1/38                                     $   259,277
   382,379                      AAA/Aaa   Federal Home Loan Mortgage Corp., 6.5%,
                                          4/1/38                                         410,564
   226,439                      AAA/Aaa   Federal Home Loan Mortgage Corp., 6.5%,
                                          8/1/37                                         241,169
    25,000                      AAA/Aaa   U.S. Treasury Bonds, 6.25%, 8/15/23             31,004

The accompanying notes are an integral part of these financial statements.

24    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09

                 Floating      S&P/Moody's
Principal        Rate (d)      Ratings
Amount ($)       (unaudited)   (unaudited)                                             Value
                                              U.S. Government Agency Obligations -- (continued)
        55,478                      AAA/Aaa   U.S. Treasury Inflation Notes, 1.875%,
                                              7/15/15                                  $    58,160
       200,000                      AAA/Aaa   U.S. Treasury Notes, 3.0%, 9/30/16           200,531
       100,000                      AAA/Aaa   U.S. Treasury Notes, 3.125%, 5/15/19          97,859
       165,000                      AAA/Aaa   U.S. Treasury Notes, 3.25%, 6/30/16          168,764
        30,000                      AAA/Aaa   U.S. Treasury Notes, 4.25%, 5/15/39           30,070
        10,000                      AAA/Aaa   U.S. Treasury Notes, 4.5%, 5/15/38            10,445
        25,000                      AAA/Aaa   U.S. Treasury Notes, 8.75%, 8/25/17           56,620
                                                                                       -----------
                                                                                       $ 1,564,463
--------------------------------------------------------------------------------------------------
                                              TOTAL U.S. GOVERNMENT AGENCY
                                              OBLIGATIONS
                                              (Cost $1,519,382)                        $ 1,564,463
--------------------------------------------------------------------------------------------------
                                              FOREIGN GOVERNMENT BONDS -- 36.5%
   EURO 25,000                      AAA/Aaa   Austria Government Bonds, 4.15%,
                                              3/15/37                                  $    35,555
   EURO 50,000                      AA+/Aa1   Belgium Government Bonds, 4.0%,
                                              3/28/14                                       78,132
   EURO 25,000                      AA+/Aa1   Belgium Government Bonds, 5.5%,
                                              3/28/28                                       42,342
   EURO 50,000                      AA+/Aa1   Belgium Government Bonds, 5.75%,
                                              9/28/10                                       76,856
  EURO 129,000                      AA+/Aaa   Bonos Y Oblig Del Es, 4.4%, 1/31/15          204,704
  EURO 100,000                      AAA/Aaa   Bundesrepublik Deutschland, 6.5%,
                                              7/4/27                                       192,835
  EURO 110,000                       A+/Aa2   Buoni Poliennali DE, 4.75%, 2/1/13           174,651
   CAD 225,000                      AAA/Aaa   Canada Housing Trust, 3.55%, 9/15/13         216,223
   DKK 170,000                      AAA/Aaa   Denmark Government Bonds, 4.0%,
                                              11/15/15                                      35,138
   DKK 75,000                       AAA/Aaa   Denmark Government Bonds, 6.0%,
                                              11/15/11                                      16,082
  EURO 163,000                      AAA/Aaa   Deutschland Rep Bundes, 5.25%, 1/4/11        252,224
  EURO 100,000                      AAA/Aaa   France Government Bonds, 3.0%,
                                              10/25/15                                     148,853
   EURO 25,000                      AAA/Aaa   France Government Bonds, 4.0%,
                                              10/25/38                                      35,752
   EURO 67,000                      AAA/Aaa   Government of France, 3.75%, 4/25/21          99,090
   EURO 25,000                        A-/A1   Hellenic Republic Government, 3.6%,
                                              7/20/16                                       36,275
   EURO 50,000                       A+/Aa2   Italy Buoni Polienna, 3.75%, 8/1/16           76,089
   EURO 25,000                       A+/Aa2   Italy Buoni Polienna, 6.5%, 11/1/27           44,762
 JPY 20,000,000                      AA/Aa2   Japan Government 10-Year, 1.7%,
                                              9/20/16                                      232,930
 JPY 17,000,000                      AA/Aa3   Japan Government 20-Year, 1.5%,
                                              3/20/19                                      191,575

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09    25

                 Floating      S&P/Moody's
Principal        Rate (d)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                 Value
                                              Foreign Government Bonds -- (continued)
  JPY 2,500,000                      AA/Aa2   Japan Government 30-Year, 2.3%,
                                              12/20/36                                     $    28,021
 JPY 37,000,000                      AA/Aa2   Japan Government 5-Year, 1.2%,
                                              3/20/12                                          419,687
        10,000                         A/A2   Korea Development Bank, 5.3%, 1/17/13             10,359
  EURO 100,000                       NR/Aaa   Netherlands Government, 4.25%,
                                              7/15/13                                          157,930
   EURO 91,000                       NR/Aaa   Netherlands Government, 5.5%, 1/15/28            156,967
   NOK 150,000                      AAA/Aaa   Norway Government Bonds, 4.25%,
                                              5/19/17                                           26,750
   NOK 275,000                      AAA/Aaa   Norway Government Bonds, 5.0%,
                                              5/15/15                                           51,005
   EURO 50,000                      AAA/Aaa   Republic of Austria, 4.35%, 3/15/19               78,034
  EURO 110,000                      AAA/Aaa   Republic of Austria, 4.3%, 7/15/14               174,021
  EURO 100,000                      AA+/Aaa   Spain Government Bonds, 4.1%, 7/30/18            153,076
   SEK 200,000                      AAA/Aaa   Sweden Government Bonds, 3.75%,
                                              8/12/17                                           29,462
   SEK 150,000                      AAA/Aaa   Sweden Government Bonds, 4.5%,
                                              8/12/15                                           23,043
   GBP 50,000                        AAA/NR   United Kingdom Gilt, 2.25%, 3/7/14                80,869
   GBP 46,000                       AAA/Aaa   United Kingdom Treasury, 4.25%,
                                              12/7/27                                           77,238
   GBP 29,000                       AAA/Aaa   United Kingdom Treasury, 4.75%, 3/7/20            51,812
   GBP 22,000                       AAA/Aaa   United Kingdom Treasury, 4.75%, 6/7/10            37,093
   GBP 25,000                       AAA/Aaa   United Kingdom Treasury, 4.75%, 9/7/15            45,162
   GBP 30,000                       AAA/Aaa   United Kingdom Treasury, 5.0%, 9/7/14             54,363
                                                                                           -----------
                                                                                           $ 3,844,960
------------------------------------------------------------------------------------------------------
                                              TOTAL FOREIGN GOVERNMENT BONDS
                                              (Cost $3,580,289)                            $ 3,844,960
------------------------------------------------------------------------------------------------------
                                              MUNICIPAL BONDS -- 0.8%
                                              Municipal Higher Education -- 0.8%
        50,000                      AAA/Aa3   California State University Revenue, 5.0%,
                                              11/1/39                                      $    49,524
        25,000                      AAA/Aaa   Connecticut State Health & Education,
                                              5.0%, 7/1/42                                      26,041
        10,000                      AAA/Aaa   Massachusetts Health & Educational
                                              Facilities, 5.5%, 7/1/36                          11,105
                                                                                           -----------
                                                                                           $    86,670
------------------------------------------------------------------------------------------------------
                                              TOTAL MUNICIPAL BONDS
                                              (Cost $83,521)                               $    86,670
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09

             Floating      S&P/Moody's
Principal    Rate (d)      Ratings
Amount ($)   (unaudited)   (unaudited)                                            Value
                                          TEMPORARY CASH INVESTMENTS -- 0.1%
                                          SECURITIES LENDING COLLATERAL -- 0.1% (c)
                                          Certificates of Deposit:
      397                                 Bank of Nova Scotia, 0.25%, 11/17/09    $       397
      419                                 BNP Paribas NY, 0.3%, 11/17/09                  419
      264                                 Rabobank Nederland NY, 0.24%,
                                          12/11/09                                        264
      264                                 Societe Generale, 0.27%, 12/4/09                264
      194                                 Nordea NY, 0.21%, 12/22/09                      194
      264                                 Toronto Dominion, 0.23%, 12/16/09               264
                                                                                  -----------
                                                                                  $     1,802
---------------------------------------------------------------------------------------------
                                          Commercial Paper:
      444                                 BBVA London, 0.29%, 11/6/09             $       444
      264                                 CBA Financial, 0.27%, 12/29/09                  264
      264                                 HND AF, 0.3%, 12/15/09                          264
      220                                 HSBC, 0.24%, 12/2/09                            220
       44                                 HSBC, 0.24%, 12/3/09                             44
      396                                 NABPP, 0.29%, 12/7/09                           396
      264                                 Cafco, 0.4%, 12/9/09                            264
      154                                 Char FD, 0.3%, 11/2/09                          154
      132                                 Ciesco, 0.33%, 11/23/09                         132
      132                                 Ciesco, 0.25%, 12/7/09                          132
      220                                 ABB LLC, 0.59%, 12/28/09                        220
      220                                 BCS FUN, 0.60%, 12/29/09                        220
      220                                 Kithaw, 0.23%, 11/3/09                          220
      220                                 Ranger, 0.24%, 12/11/09                         220
      129                                 TB LLC, 0.20%, 12/10/09                         129
      220                                 GE, 0.23%, 12/28/09                             220
      154                                 Santander U.S. Debt, 0.37%, 11/20/09            154
                                                                                  -----------
                                                                                  $     3,697
---------------------------------------------------------------------------------------------
                                          Tri-party Repurchase Agreements:
    1,278                                 Deutsche Bank, 0.06%, 11/2/09           $     1,278
      977                                 Barclays Capital Markets, 0.05%,
                                          11/2/09                                         977
                                                                                  -----------
                                                                                  $     2,255
---------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09    27

           Floating      S&P/Moody's
          Rate (d)      Ratings
 Shares   (unaudited)   (unaudited)                                           Value
                                      Money Market Mutual Funds:
  176                                 Dreyfus Preferred Money Market Fund     $       176
  220                                 Fidelity Prime Money Market Fund                220
                                                                              -----------
                                                                              $       396
                                                                              -----------
                                      Total Securities Lending Collateral     $     8,150
-----------------------------------------------------------------------------------------
                                      TOTAL TEMPORARY CASH INVESTMENTS
                                      (Cost $8,150)                           $     8,150
-----------------------------------------------------------------------------------------
                                      TOTAL INVESTMENT IN SECURITIES -- 91.4%
                                      (Cost $9,116,670)(a)(e)                 $ 9,618,708
-----------------------------------------------------------------------------------------
                                      OTHER ASSETS AND LIABILITIES -- 8.6%    $   912,218
-----------------------------------------------------------------------------------------
                                      TOTAL NET ASSETS -- 100.0%              $10,522,778
-----------------------------------------------------------------------------------------

NR     Security not rated by S&P or Moody's.

PIK    Represents a pay-in-kind security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2009, the value of these securities amounted to $406,117 or 3.9% of total net assets.

(a) At October 31, 2009, the net unrealized gain on investments based on cost for federal income tax purposes of $9,116,670 was as follows:

        Aggregate gross unrealized gain for all investments in which there is an
          excess of value over tax cost                                              $  642,852
        Aggregate gross unrealized loss for all investments in which there is an
          excess of tax cost over value                                                (140,814)
                                                                                     ----------
        Net unrealized gain                                                          $  502,038
                                                                                     ----------

(b)    At October 31, 2009, the following security was out on loan:


  Shares        Security                                                Value
  10,000        International Lease Finance Corp., 6.375%, 3/25/13      $7,900
------------------------------------------------------------------------------

(c)    Securities lending collateral is managed by Credit Suisse AG, New York
       Branch.


(d) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

The accompanying notes are an integral part of these financial statements.

28    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09

(e) Distributions of investment by country of issue, as a percentage of total investment in securities (excluding temporary cash investments), is as follows:

     United States                             48.3%
     Japan                                      9.1
     United Kingdom                             5.7
     France                                     5.4
     Germany                                    4.6
     Spain                                      4.6
     Italy                                      4.5
     Netherlands                                3.3
     Canada                                     3.2
     Austria                                    3.0
     Norway                                     2.0
     Belgium                                    2.0
     Other (individually less than 1%)          4.3
---------------------------------------------------
                                              100.0%
---------------------------------------------------

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise denoted:

CAD   Canadian Dollar
DKK   Danish Kroner
EURO  Euro
GBP   British Pound Sterling
JPY   Japanese Yen
NOK   Norwegian Krone
SEK   Swedish Krone


Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2009 aggregated $3,451,653 and $2,117,533, respectively.


The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09    29

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.


Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.


  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of October 31, 2009, in valuing the Fund's assets:

                                           Level 1     Level 2          Level 3   Total
 Convertible Corporate Bonds               $    --     $   46,088       $--       $   46,088
 Preferred Stock                            21,033             --        --           21,033
 Asset Backed Securities                        --        102,744        --          102,744
 Collateralized Mortgage Obligations            --        536,078        --          536,078
 Corporate Bonds                                --      3,408,522        --        3,408,522
 U.S. Government Agency Obligations             --      1,564,463        --        1,564,463
 Foreign Government Bonds                       --      3,844,960        --        3,844,960
 Municipal Bonds                                --         86,670        --           86,670
 Temporary Cash Investments                     --          7,754        --            7,754
 Money Market Mutual Funds                     396             --        --              396
--------------------------------------------------------------------------------------------
  Total                                    $21,429     $9,597,279       $--       $9,618,708
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09

Statement of Assets and Liabilities | 10/31/09


ASSETS:
  Investment in securities, at fair value
   (including securities loaned of $7,900) (cost $9,116,670)              $ 9,618,708
  Cash                                                                          7,481
  Foreign currencies, at value (cost $771,544)                                800,376
  Receivables --
   Fund shares sold                                                            21,778
   Interest                                                                   128,740
   Due from Pioneer Investment Management, Inc.                                10,580
  Other                                                                        26,955
-------------------------------------------------------------------------------------
     Total assets                                                         $10,614,618
-------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Fund shares repurchased                                                $     1,415
   Dividends                                                                   15,748
   Upon return of securities loaned                                             8,150
   Variation margin                                                                40
  Due to affiliates                                                             1,557
  Accrued expenses                                                             64,930
-------------------------------------------------------------------------------------
     Total liabilities                                                    $    91,840
-------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                         $ 9,956,658
  Undistributed net investment income                                          45,306
  Accumulated net realized loss on investments, foreign currency
   transactions and futures contracts                                         (12,735)
  Net unrealized gain on investments                                          502,038
  Net unrealized gain on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                    31,511
-------------------------------------------------------------------------------------
     Total net assets                                                     $10,522,778
-------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $5,433,650/501,239 shares)                            $     10.84
  Class C (based on $3,280,540/303,069 shares)                            $     10.82
  Class Y (based on $1,808,588/166,666 shares)                            $     10.85
MAXIMUM OFFERING PRICE:
  Class A ($10.84 [divided by] 95.5%)                                     $     11.35
-------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09    31

Statement of Operations

For the Year Ended 10/31/09

INVESTMENT INCOME:
  Dividends                                                                $    1,813
  Interest (net of foreign taxes withheld of $1,706)                          391,020
  Income from securities loaned, net                                              520
-----------------------------------------------------------------------------------------------------
     Total investment income                                                               $  393,353
-----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                          $   40,732
  Transfer agent fees and expenses
   Class A                                                                      5,840
   Class C                                                                      1,965
   Class Y                                                                         31
  Distribution fees
   Class A                                                                      9,870
   Class C                                                                     25,433
  Shareholder communication expense                                             1,935
  Administrative reimbursements                                                 3,408
  Custodian fees                                                                4,149
  Registration fees                                                            42,687
  Professional fees                                                            62,398
  Printing expense                                                             39,100
  Fees and expenses of nonaffiliated trustees                                   6,913
  Miscellaneous                                                                 1,715
-----------------------------------------------------------------------------------------------------
     Total expenses                                                                        $  246,176
     Less fees waived and expenses reimbursed by
       Pioneer Investment Management, Inc.                                                   (142,095)
-----------------------------------------------------------------------------------------------------
     Net expenses                                                                          $  104,081
-----------------------------------------------------------------------------------------------------
       Net investment income                                                               $  289,272
-----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
   Investments                                                             $  (10,104)
   Futures contracts                                                           62,449
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                         (6,549)     $   45,796
-----------------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
   Investments                                                             $1,158,682
   Futures contracts                                                          (22,413)
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                        103,112      $1,239,381
-----------------------------------------------------------------------------------------------------
  Net gain on investments, futures contracts, and foreign currency
   transactions                                                                            $1,285,177
-----------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                     $1,574,449
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09

Statements of Changes in Net Assets

For the Year Ended 10/31/09 and the period ended 10/31/08, respectively



                                                                                     12/28/07
                                                                                     (Commencement
                                                                   Year Ended        of Operations) to
                                                                   10/31/09          10/31/08
FROM OPERATIONS:
Net investment income                                              $   289,272          $    198,880
Net realized gain (loss) on investments, futures contracts, and
  foreign currency transactions                                         45,796               (77,902)
Change in net unrealized gain (loss) on investments, futures
  contracts, and foreign currency transactions                       1,239,381              (705,832)
-----------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     operations                                                    $ 1,574,449          $   (584,854)
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.37 and $0.18 per share, respectively)               $  (145,178)         $    (73,064)
   Class C ($0.28 and $0.12 per share, respectively)                   (71,344)              (33,384)
   Class Y ($0.37 and $0.18 per share, respectively)                   (61,201)              (31,099)
Net realized gain:
   Class A ($0.00 and $0.02 per share, respectively)                        --                (7,405)
   Class C ($0.00 and $0.02 per share, respectively)                        --                (4,910)
   Class Y ($0.00 and $0.02 per share, respectively)                        --                (2,984)
Tax return of capital
   Class A ($0.00 and $0.05 per share, respectively)                        --               (20,377)
   Class C ($0.00 and $0.05 per share, respectively)                        --               (13,931)
   Class Y ($0.00 and $0.05 per share, respectively)                        --                (8,350)
-----------------------------------------------------------------------------------------------------
     Total distributions to shareowners                            $  (277,723)         $   (195,504)
-----------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                   $ 3,432,436          $  7,401,879
Reinvestment of distributions                                           94,404                73,332
Cost of shares repurchased                                          (1,942,145)           (2,386,831)
-----------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from
     Fund share transactions                                       $ 1,584,695          $  5,088,380
-----------------------------------------------------------------------------------------------------
   Net increase in net assets                                      $ 2,881,421          $  4,308,022
NET ASSETS:
Beginning of year                                                    7,641,357             3,333,335
-----------------------------------------------------------------------------------------------------
End of year                                                        $10,522,778          $  7,641,357
-----------------------------------------------------------------------------------------------------
Undistributed (accumulated) net investment income (loss)           $    45,306          $    (24,633)
-----------------------------------------------------------------------------------------------------



The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09    33

                                   '09 Shares      '09 Amount        '08 Shares      '08 Amount
Class A
Shares sold                           230,227      $2,345,229           570,340      $5,815,358
Reinvestment of distributions           7,467          75,053             5,600          56,004
Less shares repurchased              (128,680)     (1,244,381)         (183,715)     (1,835,801)
-----------------------------------------------------------------------------------------------
   Net increase                       109,014      $1,175,901           392,225      $4,035,561
-----------------------------------------------------------------------------------------------
Class C
Shares sold                           106,781      $1,087,207           321,052      $3,253,191
Reinvestment of distributions           1,935          19,351             1,725          17,328
Less shares repurchased               (73,309)       (697,764)          (55,115)       (551,030)
-----------------------------------------------------------------------------------------------
   Net increase                        35,407      $  408,794           267,662      $2,719,489
-----------------------------------------------------------------------------------------------
Class Y
Shares sold                                --      $       --           166,666      $1,666,665
-----------------------------------------------------------------------------------------------
   Net increase                            --      $       --           166,666      $1,666,665
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09

Financial Highlights

                                                                                     12/28/07 (a)
                                                                                     (Commencement
                                                                     Year Ended      of Operations)
                                                                     10/31/09        to 10/31/08
 Class A
 Net asset value, beginning of period                                  $  9.25         $   10.00
------------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
  Net investment income                                                $  0.39         $    0.25
  Net realized and unrealized gain (loss) on investments                 1.57              (0.75)
------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets from investment
      operations                                                       $  1.96         $   (0.50)
 Distributions to shareowners:
  Net investment income                                                  (0.37)            (0.18)
  Net realized gain                                                         --             (0.02)
  Tax return of capital                                                     --             (0.05)
------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                            $  1.59         $   (0.75)
------------------------------------------------------------------------------------------------
 Net asset value, end of period                                        $ 10.84         $    9.25
------------------------------------------------------------------------------------------------
 Total return*                                                           21.58%            (5.18)%***
 Ratio of net expenses to average net assets                              1.00%             1.00%**
 Ratio of net investment income to average net assets                     3.83%             3.23%**
 Portfolio turnover rate                                                    28%               46%***
 Net assets, end of period (in thousands)                              $ 5,434         $   3,628
 Ratios with no waiver of fees and assumption of expenses by the
  Adviser:
  Net expenses                                                            2.90%             3.16%**
  Net investment income                                                   1.93%             1.07%**
------------------------------------------------------------------------------------------------

(a)  Class A shares were first publicly offered on December 28, 2007.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
***  Not annualized.

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09    35

                                                                                     12/28/07 (a)
                                                                                     (Commencement
                                                                     Year Ended      of Operations)
                                                                     10/31/09        to 10/31/08
 Class C
 Net asset value, beginning of period                                  $  9.23         $   10.00
------------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
  Net investment income                                                $  0.29         $    0.18
  Net realized and unrealized gain (loss) on investments                  1.58             (0.76)
------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets from investment
      operations                                                       $  1.87         $   (0.58)
 Distributions to shareowners:
  Net investment income                                                  (0.28)            (0.12)
  Net realized gain                                                         --             (0.02)
  Tax return of capital                                                     --             (0.05)
------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                            $  1.59         $   (0.77)
------------------------------------------------------------------------------------------------
 Net asset value, end of period                                        $ 10.82         $    9.23
------------------------------------------------------------------------------------------------
 Total return*                                                           20.55%            (5.95)%***
 Ratio of net expenses to average net assets                              1.89%             1.90%**
 Ratio of net investment income to average net assets                     2.94%             2.29%**
 Portfolio turnover rate                                                    28%               46%***
 Net assets, end of period (in thousands)                              $ 3,281         $   2,471
 Ratios with no waiver of fees and assumption of expenses by the
  Adviser:
  Net expenses                                                            3.57%             3.84%**
  Net investment income                                                   1.26%             0.35%**
------------------------------------------------------------------------------------------------

(a)  Class C shares were first publicly offered on December 28, 2007.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
***  Not annualized.

The accompanying notes are an integral part of these financial statements.

36    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09

                                                                                     12/28/07 (a)
                                                                                    (Commencement
                                                                     Year Ended     of Operations)
                                                                    10/31/09        to 10/31/08
 Class Y
 Net asset value, beginning of period                                  $  9.25         $   10.00
------------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
  Net investment income                                                $  0.38         $    0.27
  Net realized and unrealized gain (loss) on investments                 1.59              (0.77)
------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets from investment
      operations                                                       $  1.97         $   (0.50)
 Distributions to shareowners:
  Net investment income                                                  (0.37)            (0.18)
  Net realized gain                                                         --             (0.02)
  Tax return of capital                                                     --             (0.05)
------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                            $  1.60         $   (0.75)
------------------------------------------------------------------------------------------------
 Net asset value, end of period                                        $ 10.85         $    9.25
------------------------------------------------------------------------------------------------
 Total return*                                                           21.69%            (5.12)%***
 Ratio of net expenses to average net assets                              1.00%             0.89%**
 Ratio of net investment income to average net assets                     3.83%             3.22%**
 Portfolio turnover rate                                                    28%               46%***
 Net assets, end of period (in thousands)                              $ 1,809         $   1,542
 Ratios with no waiver of fees and assumption of expenses by the
  Adviser:
  Net expenses                                                            2.48%             2.82%**
  Net investment income                                                   2.35%             1.29%**
------------------------------------------------------------------------------------------------

(a)  Class Y shares were first publicly offered on December 28, 2007.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**   Annualized.
***  Not annualized.

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09    37

Notes to Financial Statements | 10/31/09

1. Organization and Significant Accounting Policies

Pioneer Global Aggregate Bond Fund (the Fund) is a series of Pioneer Series Trust VII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers three classes of shares designated as Class A, Class C, and Class Y shares. Class A, Class C, and Class Y shares were first publicly offered on December 28, 2007. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectuses contain unaudited information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.

The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These


38    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09
securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund is non-diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer. The Fund's prospectuses contain unaudited information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

     The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices. At October 31, 2009, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost.

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed


             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09 39 securities are amortized or accreted in proportion to the monthly paydowns. All discounts and premiums on debt securities are accreted or amortized daily, respectively, on a yield-to-maturity basis into interest income with a corresponding increase or decrease in the cost basis of the security.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).


40    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years are subject to examination by tax authorities.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     At October 31, 2009, the Fund has reclassified $58,390 to increase undistributed net investment income and $58,390 to increase accumulated net realized loss on investments to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

     At October 31, 2009, the Fund had a net capital loss carryforward of $12,735 which will expire in 2017 if not utilized.

     The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008 was as follows:

                                      2009             2008
   Distributions paid from:
   Ordinary income                $277,723         $152,846
   Return of capital                    --           42,658
-----------------------------------------------------------
     Total                        $277,723         $195,504
-----------------------------------------------------------

     The following shows the components of distributable earnings on a federal income tax basis at October 31, 2009:

                                               2009
   Distributable earnings:
   Undistributed ordinary income          $  61,054
   Capital loss carryforward                (12,735)
   Dividend payable                         (15,748)
   Unrealized appreciation                  533,549
----------------------------------------------------
     Total                                $ 566,120
----------------------------------------------------

               Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09
41

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly-owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned approximately $882 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2009.

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.

G.   Securities Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the

42    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09
     right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

H.   Futures Contracts

     The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives and are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. At October 31, 2009 there were no open futures contracts. The average number of contracts open during the year ended October 31, 2009 was 4.

I.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc.
     (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


2. Management Agreement

PIM, a wholly-owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets.


             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09    43

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.00% and 1.90% of the average daily net assets attributable to Class A and Class C shares, respectively. These expense limitations are in effect through March 1, 2012 for Class A shares and through March 1, 2011 for Class C shares. There can be no assurance that PIM will extend the expense limitation agreement for any class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $161 in management fees, administrative costs and certain other reimbursements payable to PIM at October 31, 2009.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended October 31, 2009, such out-of-pocket expenses by class of shares were as follows:



 Shareholder Communications:
 Class A                               $1,252
 Class C                                  562
 Class Y                                  121
---------------------------------------------
   Total                               $1,935
---------------------------------------------

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,143 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at October 31, 2009.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution


44    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09
services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $253 in distribution fees payable to PFD at October 31, 2009.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchases as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2009, no CDSCs were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended October 31, 2009, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

During the year ended October 31, 2009, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. At October 31, 2009, the Fund had no outstanding forward foreign currency contracts. The average number of contracts open during the year ended October 31, 2009 was 160,869.


             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09    45

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2009 was as follows:


Derivatives Not Accounted                                                                      Change in
for as Hedging                                                                                 Unrealized
Instruments Under                                                           Realized Gain      Gain or
Accounting Standards                                                        or (Loss)          (Loss) on
Codification (ASC) 815                                                      on Derivatives     Derivatives
(formerly FASB Statement        Location of Gain or (Loss) On               Recognized         Recognized
133)                            Derivatives Recognized in Income            in Income          in Income
 Foreign Exchange Contracts     Net realized gain (loss) on forward             $ (8,252)
                                foreign currency contracts and other
                                assets and liabilities denominated in
                                foreign currencies
 Foreign Exchange Contracts     Change in unrealized gain (loss) on                             $  (8,983)
                                forward foreign currency contracts and
                                other assets and liabilities denominated
                                in foreign currencies
 Interest Rate Futures          Net realized gain (loss) on futures             $ 62,449
                                contracts
 Interest Rate Futures          Change in unrealized gain (loss) on                             $ (22,413)
                                futures contracts

8. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure through December 21, 2009 and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


46    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust VII and the Shareowners of Pioneer Global Aggregate Bond Fund
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Global Aggregate Bond Fund (the "Fund") (one of the portfolios constituting the Pioneer Series Trust VII), including the schedule of investments, as of October 31, 2009, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated within. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Global Aggregate Bond Fund at October 31, 2009, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                /s/ Ernst & Young LLP

Boston, Massachusetts
December 21, 2009

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09    47

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 62.13% and 0%, respectively.


48    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

Trustees and Officers

The Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a Trustee of each of the 62 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a Trustee of 47 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.


             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09    49

Interested Trustees

                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
John F. Cogan, Jr. (83)*    Chairman of the Board,   Trustee since 2007.
                            Trustee and President    Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (51)*   Trustee and Executive    Trustee since 2007.
                            Vice President           Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------


                                                                                                Other Directorships
Name and Age                Principal Occupation During Past Five Years                         Held by this Trustee
John F. Cogan, Jr. (83)*    Deputy Chairman and a Director of Pioneer Global Asset Man-         None
                            agement S.p.A. ("PGAM"); Non-Executive Chairman and a Direc-
                            tor of Pioneer Investment Management USA Inc. ("PIM-USA");
                            Chairman and a Director of Pioneer; Chairman and Director of
                            Pioneer Institutional Asset Management, Inc. (since 2006);
                            Director of Pioneer Alternative Investment Management Limited
                            (Dublin); President and a Director of Pioneer Alternative Invest-
                            ment Management (Bermuda) Limited and affiliated funds;
                            Director of PIOGLOBAL Real Estate Investment Fund (Russia)
                            (until June 2006); Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc. (since 2004); Director of Fiduciary
                            Counseling, Inc.; President and Director of Pioneer Funds Dis-
                            tributor, Inc. ("PFD") (until May 2006); President of all of the
                            Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                            Dorr LLP
---------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (51)*   Director, CEO and President of Pioneer Investment Management        None
                            USA Inc. (since February 2007); Director and President of
                            Pioneer Investment Management, Inc. and Pioneer Institutional
                            Asset Management, Inc. (since February 2007); Executive Vice
                            President of all of the Pioneer Funds (since March 2007);
                            Director of Pioneer Global Asset Management S.p.A. (since
                            April 2007); Head of New Markets Division, Pioneer Global Asset
                            Management S.p.A. (2000 - 2007)
---------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

50   Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09

Independent Trustees

                     Position Held    Length of Service
Name and Age         with the Fund    and Term of Office
David R. Bock (65)   Trustee          Trustee since 2007.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
----------------------------------------------------------------
Mary K. Bush (61)    Trustee          Trustee since 2007.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
----------------------------------------------------------------


                                                                                          Other Directorships
Name and Age         Principal Occupation During Past Five Years                          Held by this Trustee
David R. Bock (65)   Managing Partner, Federal City Capital Advisors (boutique mer-       Director of Enterprise Com-
                     chant bank) (1997 to 2004 and 2008 - present); and Executive         munity Investment, Inc.
                     Vice President and Chief Financial Officer, I-trax, Inc. (publicly   (privately-held affordable
                     traded health care services company) (2004 - 2007)                   housing finance company);
                                                                                          Director of New York Mort-
                                                                                          gage Trust (publicly traded
                                                                                          mortgage REIT); and Direc-
                                                                                          tor of Oxford Analytica, Inc.
                                                                                          (privately-held research and
                                                                                          consulting company)
-------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (61)    President, Bush International, LLC (international financial          Director of Marriott Interna-
                     advisory firm)                                                       tional, Inc.; Director of Dis-
                                                                                          cover Financial Services
                                                                                          (credit card issuer and elec-
                                                                                          tronic payment services);
                                                                                          Director of Briggs & Stratton
                                                                                          Co. (engine manufacturer);
                                                                                          Director of UAL Corporation
                                                                                          (airline holding company);
                                                                                          Director of Mantech Interna-
                                                                                          tional Corporation (national
                                                                                          security, defense, and intel-
                                                                                          ligence technology firm);
                                                                                          and Member, Board of Gov-
                                                                                          ernors, Investment Company
                                                                                          Institute
-------------------------------------------------------------------------------------------------------------------------

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09    51

                            Position Held   Length of Service
Name and Age                with the Fund   and Term of Office
Benjamin M. Friedman (65)   Trustee         Trustee since 2008.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
-----------------------------------------------------------------------
Margaret B.W. Graham (62)   Trustee         Trustee since 2007.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
-----------------------------------------------------------------------
Thomas J. Perna (59)        Trustee         Trustee since 2007.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
-----------------------------------------------------------------------
Marguerite A. Piret (61)    Trustee         Trustee since 2007.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
-----------------------------------------------------------------------
Stephen K. West (81)        Trustee         Trustee since 2007.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
-----------------------------------------------------------------------


                                                                                                 Other Directorships
Name and Age                Principal Occupation During Past Five Years                          Held by this Trustee
Benjamin M. Friedman (65)   Professor, Harvard University                                        Trustee, Mellon Institutional
                                                                                                 Funds Investment Trust and
                                                                                                 Mellon Institutional Funds
                                                                                                 Master Portfolio (oversees
                                                                                                 17 portfolios in fund
                                                                                                 complex)
----------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (62)   Founding Director, Vice-President and Corporate Secretary, The       None
                            Winthrop Group, Inc. (consulting firm); and Desautels Faculty of
                            Management, McGill University
----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (59)        Chief Executive Officer, Quadriserv, Inc. (technology products for   None
                            securities lending industry) (2008 - present); Private investor
                            (2004 - 2008); and Senior Executive Vice President, The Bank of
                            New York (financial and securities services) (1986 - 2004)
----------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (61)    President and Chief Executive Officer, Newbury, Piret & Company,     Director of New America
                            Inc. (investment banking firm)                                       High Income Fund, Inc.
                                                                                                 (closed-end investment
                                                                                                 company)
----------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (81)        Senior Counsel, Sullivan & Cromwell LLP (law firm)                   Director, The Swiss Helvetia
                                                                                                 Fund, Inc. (closed-end
                                                                                                 investment company)
----------------------------------------------------------------------------------------------------------------------------------

52  Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09

Fund Officers

                             Position Held         Length of Service
Name and Age                 with the Fund         and Term of Office
Dorothy E. Bourassa (61)     Secretary             Since 2007. Serves at
                                                   the discretion of the
                                                   Board
-------------------------------------------------------------------------------
Christopher J. Kelley (44)   Assistant Secretary   Since 2007. Serves at
                                                   the discretion of the
                                                   Board
-------------------------------------------------------------------------------
Mark E. Bradley (49)         Treasurer             Since 2008. Serves at
                                                   the discretion of the
                                                   Board
-------------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant Treasurer   Since 2007. Serves at
                                                   the discretion of the
                                                   Board
-------------------------------------------------------------------------------
Gary Sullivan (51)           Assistant Treasurer   Since 2007. Serves at
                                                   the discretion of the
                                                   Board
-------------------------------------------------------------------------------
David F. Johnson (29)        Assistant Treasurer   Since 2009. Serves at
                                                   the discretion of the
                                                   Board
-------------------------------------------------------------------------------


                                                                                                 Other Directorships
Name and Age                 Principal Occupation During Past Five Years                         Held by this Officer
------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (61)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer;     None
                             Secretary/Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer Funds since September 2003 (Assistant
                             Secretary from November 2000 to September 2003)
------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (44)   Associate General Counsel of Pioneer since January 2008             None
                             and Assistant Secretary of all of the Pioneer Funds since
                             September 2003; Vice President and Senior Counsel of Pioneer
                             from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (49)         Vice President - Fund Accounting, Administration and Controller-    None
                             ship Services of Pioneer; and Treasurer of all of the Pioneer
                             Funds since March 2008; Deputy Treasurer of Pioneer from
                             March 2004 to February 2008; Assistant Treasurer of all of the
                             Pioneer Funds from March 2004 to February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset Management Services
                             from 2002 to 2003
------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant Vice President - Fund Accounting, Administration and      None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (51)           Fund Accounting Manager - Fund Accounting, Administration and       None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------
David F. Johnson (29)        Fund Administration Manager - Fund Accounting, Administration       None
                             and Controllership Services since November 2008 and Assistant
                             Treasurer of all of the Pioneer Funds since January 2009; Client
                             Service Manager - Institutional Investor Services at State Street
                             Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09    53

                                                                                           Position Held
Name and Age                                                                               with the Fund
Teri W. Anderholm (50)                                                                     Chief Compliance
                                                                                           Officer
-----------------------------------------------------------------------------------------------------------
                                                                                           Length of Service
Name and Age                                                                               and Term of Office
Teri W. Anderholm (50)                                                                     Since 2007. Serves at
                                                                                           the discretion of the
                                                                                           Board
------------------------------------------------------------------------------------------------------------------

                                                                                                 Other Directorships
Name and Age                Principal Occupation During Past Five Years                          Held by this Trustee
Teri W. Anderholm (50)      Chief Compliance Officer of Pioneer since December 2006 and of       None
                            all the Pioneer Funds since January 2007; Vice President and
                            Compliance Officer, MFS Investment Management (August 2005
                            to December 2006); Consultant, Fidelity Investments
                            (February 2005 to July 2005); Independent Consultant
                            (July 1997 to February 2005)
----------------------------------------------------------------------------------------------------------------------------------
The outstanding capital stock of PFD, Pioneer and Pioneer Investment Management Shareholder Services, Inc.
("PIMSS") is indirectly wholly owned by UniCredit S.p.A. ("UniCredit"), one of the largest banking groups in Italy.
Pioneer, the Fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

54  Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09

                           This page for your notes.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09    55

                           This page for your notes.

56    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09

                           This page for your notes.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09    57

                           This page for your notes.

58    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09

                           This page for your notes.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09    59

                           This page for your notes.

60    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/09

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: www.pioneerinvestments.com





This report must be accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Pioneer Global
Diversified Equity Fund
--------------------------------------------------------------------------------
Annual Report | October 31, 2009
--------------------------------------------------------------------------------




Ticker Symbols:
Class A   PGDBX

[Logo]PIONEER
      Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                    2

Portfolio Management Discussion                                          4

Portfolio Summary                                                        7

Prices and Distributions                                                 8

Performance Update                                                       9

Comparing Ongoing Fund Expenses                                         10

Schedule of Investments                                                 12

Financial Statements                                                    23

Notes to Financial Statements                                           27

Report of Independent Registered Public Accounting Firm                 36

Trustees, Officers and Service Providers                                38


          Pioneer Global Diversified Equity Fund | Annual Report | 10/31/09    1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have begun to recover this year from one of their most tumultuous periods in history. This is a welcome relief, and we are generally optimistic about the prospects for the economy going forward. Still, challenges remain. Unemployment is high. Consumer demand and loan growth are weak. And housing has not yet returned to normal.

At Pioneer, we have long advocated the benefits of investing for the long term. This strategy has generally performed well for many investors. Those who remained invested in the market during the downturn have most likely seen their portfolios start to recover this year as the Dow Jones Industrial Average climbed back towards the 10,000 level. Many bond investors have similarly seen a strong rebound, with a broad-based recovery across many different fixed-income asset classes. The riskiest asset classes, such as high-yield bonds, have outperformed other fixed-income asset classes for most of 2009.

At Pioneer, we are not changing the approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we see potential opportunities for making money in many corners of the markets around the globe, it takes research and experience to separate solid investment opportunities from speculation.

Following this difficult period, many investors are rethinking their approach to investing and risk management. Some are questioning whether the basic investment principles they were taught in the past are still useful in today's markets. Complicating matters is that financial markets remain unpredictable. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at


2    Pioneer Global Diversified Equity Fund | Annual Report | 10/31/09
www.pioneerinvestments.com. We greatly appreciate you putting your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA Inc.



Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


          Pioneer Global Diversified Equity Fund | Annual Report | 10/31/09    3

Portfolio Management Discussion | 10/31/09

In the following interview, portfolio managers Harald Staudinger and Michael Rachor discuss the factors in the performance of Pioneer Global Diversified Equity Fund during the 12 months ended October 31, 2009.

Q What factors influenced the market's overall performance during the 12 months ended October 31, 2009?

A The global equity markets closed the Fund's fiscal year, as of October 31, 2009, with strong gains, masking the high level of volatility and the dramatically shifting investment environment that characterized the first half of the period, from the fall of 2008 through the late winter of 2009. In particular, the first four months of the period (November 1, 2008, through March 1, 2009) were notable for exceptionally poor market performance, as deteriorating economic conditions prompted investors to flee equities in favor of safer alternatives. However, the investment environment improved dramatically in mid-March 2009, as aggressive stimulus programs by governments and central banks worldwide spurred a dramatic and broad-based rally in the global equity markets. The rebound for the markets, which continued through most of the remainder of the Fund's fiscal year through October 31, 2009, helped to erase a significant portion of the losses incurred during the late 2008/early 2009 period of market turbulence.

Q    How did the Fund perform during the 12 months ended October 31, 2009?

A Pioneer Global Diversified Equity Fund Class A shares returned 21.89% at net asset value over the 12 months ended October 31, 2009, while the Fund's benchmark, the Morgan Stanley Capital International (MSCI) World Index, returned 19.21%.

Q    Can you review your management style for the Fund?

A Our process of selecting securities for the Fund's portfolio is based primarily on a quantitative evaluation of individual stocks, with an additional level of analysis based on a review of company fundamentals.

     We start by applying a quantitative screen to approximately 2,400 stocks globally in both developed and emerging markets. Our model incorporates factors related to both a company's valuation and stock price momentum. It is designed to identify companies that are low priced and that carry the potential to surprise investors with improved performance. In broad terms, we are seeking to benefit from the tendency of most investors to rely on a company's recent business performance in looking ahead to its prospects.

     Once we have used our model to gather initial investment ideas, the companies are subjected to fundamental analysis by our research team.


4    Pioneer Global Diversified Equity Fund | Annual Report | 10/31/09

     Fundamental factors that we examine include the strength of the company's business model and balance-sheet composition, as well as the outlook for its industry sector. In performing our analysis, the goal is to avoid holding companies in the Fund's portfolio that are justifiably inexpensive.

     Ultimately, we seek to build a portfolio of solid stocks for which investors have unreasonably low expectations, and then to exit the positions once investor expectations become inflated.

Q What elements of the Fund's positioning helped and hurt performance during the 12 months ended October 31, 2009?

A Of the contributing factors to the Fund's performance over the 12-month period, stock selection was by far the greatest contributor, followed by our "put" option overlay. ("Put" options are contracts that give the purchaser the "option" to sell a stock at a pre-determined, set price. If the stock's actual price declines to below the pre-determined price during the contract period, the investor can exercise the option and sell the stock at the higher, pre-determined price, or simply sell the now more-valuable options contract to another options investor at a premium, and thus make a profit; if the stock's price increases to above the pre-determined price during the contract period, the investor either exercises the option and sells the stock at the lower price spelled out in the contract or lets the options contract expire, thus suffering a loss.)

     Sector and industry allocation and the Fund's currency plays detracted slightly from performance.

     In terms of individual industries, one of the largest contributions to performance during the 12-month period came from the Fund's overweight to and stock selection within capital goods. Top performers for the Fund's holdings in capital goods during the period included Andritz and Metso.

     Stock selection within technology hardware & equipment also added to the Fund's returns over the 12-month period. Weakness stemming from positions in Oracle and NEC was offset by favorable performance from Motorola, which outperformed its larger mobile phone competitor, Nokia. In the banking sector, despite a negative contribution from the Fund's position in Mellon Bank, Societe Generale and Santander both added to relative performance during the 12 months ended October 31, 2009. In the third quarter (July 1, 2009, through September 30, 2009), we increased the Fund's diversification within the banking sector, seeing opportunity in financial issues such as Deutsche Bank, Citi and Axa.

     The largest detractor from the Fund's returns during the 12 months ended October 31, 2009, came from a relatively large cash position held during the overall period; the cash position stemmed from our cautious approach coming out of the global financial crisis. In addition, portfolio underweights to retailing and stock selection in pharmaceuticals, biotechnology and life


          Pioneer Global Diversified Equity Fund | Annual Report | 10/31/09    5
     sciences -- including the Fund's position in Genzyme -- detracted from returns.

     There have been no major changes to our portfolio strategy since the early part of 2009, when valuations looked so attractive that we believed we could best capture return through individual stock picking rather than by making significant sector bets. The strategy has proved successful for the Fund.

     In terms of the Fund's regional positioning, the portfolio remains underweight to the U.S. (where we feel valuations are too high), relatively neutral to Europe, and overweight to Asia, Japan and the emerging markets, compared with the MSCI World benchmark. In terms of sector allocations, we have been emphasizing areas that are economically sensitive in order to benefit from any further stabilization in the global economic environment.

Q    Do you have any closing thoughts?

A We feel that in the coming months global economic conditions will continue to improve, despite continued market volatility. Over the longer term, our research has shown that low valuation stocks have outperformed supposedly "higher-quality" stocks over time, which should benefit our investment approach for the Fund. We believe that the markets are still in the early stages of a normalization process. The relative performance of the value factors that we look for (such as low price-to-book and low price-to-sales ratios) bottomed out in March 2009, but has since bounced back. We believe the trend will continue, and it should benefit our investment approach over the next three to five years.

Please refer to the Schedule of Investments on pages 12-22 for a full listing of Fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Small- and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes.


6    Pioneer Global Diversified Equity Fund | Annual Report | 10/31/09

Portfolio Summary | 10/31/09

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following data is represented by a pie chart in the printed material.]

International Common Stocks                                     59.2%
U.S. Common Stocks                                              39.5%
Depositary Receipts for International Stocks                     0.9%
International Preferred Stocks                                   0.4%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[The following data is represented by a line chart in the printed material.]

United States                                                   38.4%
Japan                                                           13.7%
Germany                                                          5.9%
France                                                           5.8%
United Kingdom                                                   4.4%
Netherlands                                                      4.2%
Spain                                                            3.3%
Switzerland                                                      3.2%
Austria                                                          2.9%
People's Republic of China                                       2.1%
Hong Kong                                                        2.0%
Austrialia                                                       2.0%
Italy                                                            1.8%
Norway                                                           1.7%
Bermuda                                                          1.6%
Finland                                                          1.5%
Singapore                                                        1.5%
Taiwan                                                           1.3%
Russia                                                           1.0%
Other (individually less than 1%)                                1.7%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

    1.    Motorola, Inc.                                        1.53%
    2.    El Paso Corp.                                         1.41
    3.    Marathon Oil Corp.                                    1.28
    4.    Computer Sciences Corp. *                             1.28
    5.    International Paper Co.                               1.23
    6.    McKesson Corp.                                        1.21
    7.    China Petroleum & Chemical Corp.                      1.15
    8.    Yue Yuen Industrial Holdings, Ltd.                    1.13
    9.    Oracle Corp.                                          1.13
   10.    DSM NV                                                1.08

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


          Pioneer Global Diversified Equity Fund | Annual Report | 10/31/09    7

Prices and Distributions | 10/31/09

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                10/31/09                10/31/08
--------------------------------------------------------------------------------
           A                   $7.45                   $6.15
--------------------------------------------------------------------------------

Distributions per Share: 11/1/08-10/31/09
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Net Investment        Short-Term        Long-Term
         Class            Income          Capital Gains     Capital Gains
--------------------------------------------------------------------------------
           A              $0.0368              $ --              $ --
--------------------------------------------------------------------------------


8    Pioneer Global Diversified Equity Fund | Annual Report | 10/31/09

Performance Update | 10/31/09                          Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global Diversified Equity Fund at public offering price, compared to that of the MSCI World Index.

Average Annual Total Returns
(As of October 31, 2009)
--------------------------------------------------------------------
                                      Net Asset     Public Offering
Period                                Value (NAV)   Price (POP)
--------------------------------------------------------------------
Life-of-Class
(6/3/08)                              -18.44%       -18.44%
--------------------------------------------------------------------
1 Year                                 21.89         14.80
--------------------------------------------------------------------
Expense Ratio
(Per prospectus dated March 1, 2009)
---------------------------------------------------------------------
                                      Gross         Net
--------------------------------------------------------------------
                                        8.95%         1.30%
--------------------------------------------------------------------

[The following data is represented by a mountain chart in the printed material.]

Value of $10,000 Investment

                   Pioneer Global
                     Diversified               MSCI
                     Equity Fund           World Index
6/08                    9,425                10,000
10/08                   6,360                 6,878
10/09                   7,752                 8,199

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 5.75% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/12 for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization index designed to measure developed-market equity performance throughout the world. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


          Pioneer Global Diversified Equity Fund | Annual Report | 10/31/09    9

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of expenses:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses


The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Diversified Equity Fund

Based on actual returns from May 1, 2009 through October 31, 2009.


 Share Class                                                   A
 Beginning Account Value on 5/01/09                      $ 1,000.00
--------------------------------------------------------------------
 Ending Account Value (after expenses) on 10/31/09       $ 1,189.29
--------------------------------------------------------------------
 Expenses Paid During Period*                            $     7.17
--------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.30%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).


10    Pioneer Global Diversified Equity Fund | Annual Report | 10/31/09

Hypothetical Example for Comparison Purposes

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Diversified Equity Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from May 1, 2009 through October 31, 2009.


 Share Class                                                  A
 Beginning Account Value on 5/01/09                      $ 1,000.00
-------------------------------------------------------------------
 Ending Account Value (after expenses) on 10/31/09       $ 1,018.65
-------------------------------------------------------------------
 Expenses Paid During Period*                            $     6.61
-------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.30%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).


         Pioneer Global Diversified Equity Fund | Annual Report | 10/31/09    11

Schedule of Investments | 10/31/09


 Shares                                          Value
            PREFERRED STOCK -- 0.4%
            AUTOMOBILES & COMPONENTS -- 0.4%
            Automobile Manufacturers -- 0.4%
     88     Volkswagen AG*                       $    8,770
-----------------------------------------------------------
            TOTAL PREFERRED STOCK
            (Cost $12,849)                       $    8,770
-----------------------------------------------------------
            COMMON STOCKS -- 93.4%
            ENERGY -- 12.4%
            Integrated Oil & Gas -- 7.8%
  1,211     BP Amoco Plc                         $   11,410
 28,000     China Petroleum & Chemical Corp.         24,291
    693     Eni S.p.A.                               17,246
    347     Gazprom (A.D.R.)*                         8,364
    201     Lukoil Holding OAO (A.D.R.)              11,716
    851     Marathon Oil Corp.                       27,206
    208     OMV AG*                                   8,468
    479     Origin Energy, Ltd.                       6,926
    771     Repsol SA                                20,516
    656     Royal Dutch Shell SA                     19,503
    315     Total SA                                 18,837
                                                 ----------
                                                 $  174,483
-----------------------------------------------------------
            Oil & Gas Drilling -- 0.9%
     88     Diamond Offshore Drilling, Inc.      $    8,382
    276     Fred Olsen Energy Asa*                   10,985
                                                 ----------
                                                 $   19,367
-----------------------------------------------------------
            Oil & Gas Equipment & Services -- 0.9%
    440     Aker Asa*                            $   11,794
    142     Fugro NV-CVA*                             7,942
                                                 ----------
                                                 $   19,736
-----------------------------------------------------------
            Oil & Gas Refining & Marketing -- 1.5%
    414     Neste Oil Oyj*                       $    7,355
  2,000     Nippon Mitsubishi Oil Corp.*             10,059
    947     Valero Energy Corp.                      17,141
                                                 ----------
                                                 $   34,555
-----------------------------------------------------------
            Oil & Gas Storage & Transportation -- 1.3%
  3,052     El Paso Corp.                        $   29,940
                                                 ----------
            Total Energy                         $  278,081
-----------------------------------------------------------
            MATERIALS -- 8.3%
            Construction Materials -- 0.3%
     92     Holcim, Ltd.*                        $    5,878
-----------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

12    Pioneer Global Diversified Equity Fund | Annual Report | 10/31/09

 Shares                                       Value
            Diversified Chemical -- 3.3%
    181     Akzo Nobel                        $   10,731
    325     BASF AG                               17,459
    960     Orica, Ltd.                           20,704
    332     PPG Industries, Inc.                  18,735
     56     Solvay SA                              5,514
                                              ----------
                                              $   73,143
--------------------------------------------------------
            Industrial Gases -- 0.3%
     51     L'Air Liquide SA                  $    5,509
--------------------------------------------------------
            Paper Packaging -- 0.5%
    128     Mayr-Melnhof Karton AG            $   12,083
--------------------------------------------------------
            Paper Products -- 1.5%
  1,172     International Paper Co.           $   26,147
    300     Nippon Unipac Holding*                 8,035
                                              ----------
                                              $   34,182
--------------------------------------------------------
            Specialty Chemicals -- 1.0%
    519     DSM NV                            $   22,790
--------------------------------------------------------
            Steel -- 1.4%
  2,409     BHP Steel, Ltd.*                  $    6,565
     56     Salzgitter AG                          5,050
    571     Voestalpine AG                        19,610
                                              ----------
                                              $   31,225
                                              ----------
            Total Materials                   $  184,810
--------------------------------------------------------
            CAPITAL GOODS -- 9.6%
            Aerospace & Defense -- 1.3%
    399     Finmeccanica S.p.A.               $    6,727
    216     General Dynamics Corp.                13,543
    148     United Technologies Corp.              9,095
                                              ----------
                                              $   29,365
--------------------------------------------------------
            Building Products -- 0.5%
  2,000     Nippon Sheet Glass Co., Ltd.*     $    6,069
    258     Wienerberger AG*                       4,683
                                              ----------
                                              $   10,752
--------------------------------------------------------
            Construction & Engineering -- 0.7%
    801     KBR, Inc.                         $   16,396
--------------------------------------------------------
            Construction & Farm Machinery & Heavy
            Trucks -- 0.5%
  1,000     Hino Motors, Ltd.                 $    3,785
    100     Man AG                                 8,242
                                              ----------
                                              $   12,027
--------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Diversified Equity Fund | Annual Report | 10/31/09    13

 Shares                                              Value
            Electrical Component & Equipment -- 1.1%
  1,000     Panasonic Electric Works Co., Ltd.*      $   12,913
    102     Schneider Electric SA                        10,656
                                                     ----------
                                                     $   23,569
---------------------------------------------------------------
            Industrial Conglomerates -- 1.1%
    312     Philips Electronics NV                   $    7,875
    197     Rheinmetall AG                               10,719
  2,396     Tomkins Plc                                   6,613
                                                     ----------
                                                     $   25,207
---------------------------------------------------------------
            Industrial Machinery -- 3.1%
  1,000     Amada Co., Ltd.*                         $    6,284
    285     Andritz AG                                   15,778
    308     Danaher Corp.                                21,015
  1,047     IMI Plc                                       7,426
    417     Metso Oyj*                                   11,655
     91     Schindler Holding AG                          6,238
                                                     ----------
                                                     $   68,396
---------------------------------------------------------------
            Trading Companies & Distributors -- 1.3%
  1,000     Itochu Corp*                             $    6,526
  1,000     Marubeni Corp.                                5,108
  1,000     Mitsui & Co., Ltd.*                          13,533
    400     Sumitomo Corp.*                               3,996
                                                     ----------
                                                     $   29,163
                                                     ----------
            Total Capital Goods                      $  214,875
---------------------------------------------------------------
            COMMERCIAL SERVICES & SUPPLIES -- 0.8%
            Human Resource & Employment Services -- 0.8%
    178     Randstad Holding NV*                     $    6,783
    238     Watson Wyatt Worldwide, Inc.                 10,372
                                                     ----------
                                                     $   17,155
                                                     ----------
            Total Commercial Services & Supplies     $   17,155
---------------------------------------------------------------
            TRANSPORTATION -- 2.1%
            Air Freight & Couriers -- 0.3%
    439     Deutsche Post AG                         $    7,436
---------------------------------------------------------------
            Airlines -- 1.3%
    572     Deutsche Lufthansa AG                    $    8,813
  2,000     Singapore Airlines, Ltd.                     19,423
                                                     ----------
                                                     $   28,236
---------------------------------------------------------------
            Marine -- 0.2%
  1,000     Nippon Yusen Kabushiki Kaisha*           $    3,780
---------------------------------------------------------------
            Railroads -- 0.3%
      2     West Japan Railway Co*                   $    7,130
                                                     ----------
            Total Transportation                     $   46,582
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

14    Pioneer Global Diversified Equity Fund | Annual Report | 10/31/09

 Shares                                            Value
            AUTOMOBILES & COMPONENTS -- 4.1%
            Auto Parts & Equipment -- 1.9%
    400     Aisin Seiki Co., Ltd.*                 $   10,545
    300     Denso Corp.*                                8,455
    500     Toyoda Gosei Co., Ltd.                     14,486
    300     Toyota Industries Corp.                     8,360
                                                   ----------
                                                   $   41,846
-------------------------------------------------------------
            Automobile Manufacturers -- 1.7%
  4,000     Fuji Heavy Industries, Ltd.            $   16,161
    500     Honda Motor Co., Ltd.*                     16,004
    197     PSA Peugeot*                                6,450
                                                   ----------
                                                   $   38,615
-------------------------------------------------------------
            Motorcycle Manufacturers -- 0.1%
    300     Yamaha Motor Co., Ltd.*                $    3,677
-------------------------------------------------------------
            Tires & Rubber -- 0.4%
    500     Bridgestone Corp.                      $    8,465
                                                   ----------
            Total Automobiles & Components         $   92,603
-------------------------------------------------------------
            CONSUMER DURABLES & APPAREL -- 2.4%
            Consumer Electronics -- 0.7%
  1,000     Sharp Corp.                            $   11,002
    200     Sony Corp.                                  6,175
                                                   ----------
                                                   $   17,177
-------------------------------------------------------------
            Footwear -- 1.1%
  8,500     Yue Yuen Industrial Holdings, Ltd.     $   23,886
-------------------------------------------------------------
            Leisure Products -- 0.6%
    472     Hasbro, Inc.                           $   12,871
                                                   ----------
            Total Consumer Durables & Apparel      $   53,934
-------------------------------------------------------------
            MEDIA -- 1.4%
            Movies & Entertainment -- 1.4%
    660     Time Warner, Inc.                      $   19,879
    385     Vivendi SA                                 10,727
                                                   ----------
                                                   $   30,606
                                                   ----------
            Total Media                            $   30,606
-------------------------------------------------------------
            RETAILING -- 0.5%
            General Merchandise Stores -- 0.5%
    226     Target Corp.                           $   10,945
                                                   ----------
            Total Retailing                        $   10,945
-------------------------------------------------------------
            FOOD & DRUG RETAILING -- 3.3%
            Drug Retail -- 1.0%
    645     CVS/Caremark Corp.                     $   22,769
-------------------------------------------------------------
            Food Distributors -- 0.9%
    764     Sysco Corp.                            $   20,208
-------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Diversified Equity Fund | Annual Report | 10/31/09    15

 Shares                                                Value
            Food Retail -- 1.4%
    200     FamilyMart Co., Ltd.*                      $    5,998
    200     Seven & I Holdings Co., Ltd.*                   4,443
    862     Supervalu, Inc.                                13,680
    917     Tesco Plc                                       6,143
                                                       ----------
                                                       $   30,264
                                                       ----------
            Total Food & Drug Retailing                $   73,241
-----------------------------------------------------------------
            FOOD, BEVERAGE & TOBACCO -- 4.6%
            Agricultural Products -- 1.8%
    645     Archer Daniels Midland Co.                 $   19,427
 26,880     Chaoda Modern Agriculture, Ltd.                20,996
                                                       ----------
                                                       $   40,423
-----------------------------------------------------------------
            Packaged Foods & Meats -- 1.2%
    370     The J.M. Smucker Co.                       $   19,510
    223     Unilever NV-CVA                                 6,897
                                                       ----------
                                                       $   26,407
-----------------------------------------------------------------
            Soft Drinks -- 0.9%
    344     PepsiCo, Inc.                              $   20,829
-----------------------------------------------------------------
            Tobacco -- 0.7%
    549     Altria Group, Inc.                         $    9,942
    194     British American Tobacco Plc*                   6,300
                                                       ----------
                                                       $   16,242
                                                       ----------
            Total Food, Beverage & Tobacco             $  103,901
-----------------------------------------------------------------
            HOUSEHOLD & PERSONAL PRODUCTS -- 0.3%
            Household Products -- 0.3%
    119     Reckitt Benckiser Plc*                     $    5,939
                                                       ----------
            Total Household & Personal Products        $    5,939
-----------------------------------------------------------------
            HEALTH CARE EQUIPMENT & SERVICES -- 3.0%
            Health Care Distributors -- 1.1%
    438     McKesson Corp.                             $   25,724
-----------------------------------------------------------------
            Health Care Equipment -- 1.3%
    273     Baxter International, Inc.                 $   14,758
    382     Medtronic, Inc.*                               13,637
                                                       ----------
                                                       $   28,395
-----------------------------------------------------------------
            Health Care Services -- 0.6%
    287     Fresenius Medical Care AG                  $   13,929
                                                       ----------
            Total Health Care Equipment & Services     $   68,048
-----------------------------------------------------------------
            PHARMACEUTICALS & BIOTECHNOLOGY -- 6.1%
            Biotechnology -- 0.4%
    171     Amgen, Inc.*                               $    9,188
-----------------------------------------------------------------
            Life Sciences Tools & Services -- 0.7%
    334     Thermo Fisher Scientific, Inc.*            $   15,030
-----------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16    Pioneer Global Diversified Equity Fund | Annual Report | 10/31/09

 Shares                                                     Value
            Pharmaceuticals -- 5.0%
    300     Abbott Laboratories, Ltd.                       $   15,171
    200     Astellas Pharma, Inc.*                               7,490
    295     Eli Lilly & Co.                                     10,033
    280     Johnson & Johnson Co.                               16,534
    290     Novartis AG                                         15,196
    815     Pfizer, Inc.                                        13,879
     76     Roche Holdings AG                                   12,216
    281     Sanofi-Aventis SA                                   20,587
                                                            ----------
                                                            $  111,106
                                                            ----------
            Total Pharmaceuticals & Biotechnology           $  135,324
----------------------------------------------------------------------
            BANKS -- 6.6%
            Diversified Banks -- 5.7%
  1,127     Banco Popular Espana SA                         $   10,044
  1,186     Banco Santander Central Hispano SA                  19,203
     69     Barclays Plc*                                          363
    217     BNP Paribas SA                                      16,407
  4,500     Boc Hong Kong Holdings, Ltd.                        10,604
  1,098     Dnb Nor Asa*                                        12,556
  1,818     HSBC Holding Plc                                    20,129
  4,000     Industrial & Commercial Bank of China, Ltd.          9,427
    248     National Bank of Canada                             12,949
    245     Societe Generale SA                                 16,334
                                                            ----------
                                                            $  128,016
----------------------------------------------------------------------
            Regional Banks -- 0.9%
  3,856     Regions Financial Corp.                         $   18,663
                                                            ----------
            Total Banks                                     $  146,679
----------------------------------------------------------------------
            DIVERSIFIED FINANCIALS -- 5.2%
            Asset Management & Custody Banks -- 0.9%
    745     The Bank of New York Mellon Corp.               $   19,862
----------------------------------------------------------------------
            Diversified Capital Markets -- 1.4%
    306     CS Group                                        $   16,487
    195     Deutsche Bank AG*                                   14,221
                                                            ----------
                                                            $   30,708
----------------------------------------------------------------------
            Diversified Finance Services -- 1.5%
  4,980     Citigroup, Inc.                                 $   20,368
    305     J.P. Morgan Chase & Co.                             12,740
                                                            ----------
                                                            $   33,108
----------------------------------------------------------------------
            Investment Banking & Brokerage -- 1.4%
    133     Goldman Sachs Group, Inc.                       $   22,633
  1,476     ICAP Plc*                                            9,791
                                                            ----------
                                                            $   32,424
                                                            ----------
            Total Diversified Financials                    $  116,102
----------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Diversified Equity Fund | Annual Report | 10/31/09    17

 Shares                                                       Value
            INSURANCE -- 4.6%
            Life & Health Insurance -- 1.8%
    870     Aegon NV*                                         $    6,243
    214     Aflac, Inc.                                            8,879
    362     Lincoln National Corp.                                 8,626
    180     Prudential Financial, Inc.*                            8,141
    400     Unum Group                                             7,980
                                                              ----------
                                                              $   39,869
------------------------------------------------------------------------
            Multi-Line Insurance -- 0.9%
     57     Allianz AG                                        $    6,552
    293     AXA SA*                                                7,331
     31     Zurich Financial Services AG*                          7,130
                                                              ----------
                                                              $   21,013
------------------------------------------------------------------------
            Property & Casualty Insurance -- 1.3%
    360     QBE Insurance Group, Ltd.*                        $    7,365
    181     The Traveler Companies, Inc.                           9,012
  2,000     Yasuda Fire & Marine Insurance Co., Ltd.*             12,122
                                                              ----------
                                                              $   28,499
------------------------------------------------------------------------
            Reinsurance -- 0.6%
     46     Muenchener Rueckversicherungs Gesellschaft AG     $    7,292
    149     Swiss Reinsurance, Ltd.                                6,095
                                                              ----------
                                                              $   13,387
                                                              ----------
            Total Insurance                                   $  102,768
------------------------------------------------------------------------
            REAL ESTATE -- 1.5%
            Diversified Real Estate Activities -- 1.0%
  3,000     Henderson Land Development Co., Ltd.              $   21,540
------------------------------------------------------------------------
            Real Estate Development -- 0.5%
 14,000     Allgreen Properties, Ltd.                         $   11,477
                                                              ----------
            Total Real Estate                                 $   33,017
------------------------------------------------------------------------
            SOFTWARE & SERVICES -- 3.6%
            Application Software -- 0.3%
    572     Nuance Communications, Inc.*                      $    7,499
------------------------------------------------------------------------
            Data Processing & Outsourced Services -- 1.2%
    533     Computer Sciences Corp.*                          $   27,028
------------------------------------------------------------------------
            Internet Software & Services -- 0.5%
     20     Google, Inc.*                                     $   10,722
------------------------------------------------------------------------
            IT Consulting & Other Services -- 0.5%
    293     Accenture, Ltd.                                   $   10,864
------------------------------------------------------------------------
            Systems Software -- 1.1%
  1,131     Oracle Corp.                                      $   23,864
                                                              ----------
            Total Software & Services                         $   79,977
------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18    Pioneer Global Diversified Equity Fund | Annual Report | 10/31/09

 Shares                                                  Value
            TECHNOLOGY HARDWARE & EQUIPMENT -- 5.1%
            Communications Equipment -- 2.0%
  3,788     Motorola, Inc.                               $   32,463
  1,028     Nokia Oyj                                        13,062
                                                         ----------
                                                         $   45,525
-------------------------------------------------------------------
            Computer Hardware -- 1.0%
  1,000     Fujitsu, Ltd.*                               $    6,083
    222     Hewlett-Packard Co.                              10,536
  2,000     NEC Corp.                                         5,861
                                                         ----------
                                                         $   22,480
-------------------------------------------------------------------
            Computer Storage & Peripherals -- 0.2%
    300     Seiko Epson Corp.*                           $    4,755
-------------------------------------------------------------------
            Electronic Components -- 0.8%
    300     Omron Corp.                                  $    5,167
  1,000     Taiyo Yuden Co., Ltd.*                           11,589
                                                         ----------
                                                         $   16,756
-------------------------------------------------------------------
            Electronic Equipment & Instruments -- 0.1%
  1,000     Hitachi, Ltd.                                $    3,305
-------------------------------------------------------------------
            Office Electronics -- 1.0%
    200     Canon, Inc.                                  $    7,780
  1,000     Ricoh Co.                                        14,010
                                                         ----------
                                                         $   21,790
                                                         ----------
            Total Technology Hardware & Equipment        $  114,611
-------------------------------------------------------------------
            SEMICONDUCTORS -- 0.5%
  1,356     ST Microelectronics NV                       $   10,951
                                                         ----------
            Total Semiconductors                         $   10,951
-------------------------------------------------------------------
            TELECOMMUNICATION SERVICES -- 4.0%
            Integrated Telecommunication Services -- 2.8%
    672     Deutsche Telekom AG                          $    9,190
    200     Nippon Telegraph & Telephone Corp.*               8,304
  2,206     Qwest Communications International, Inc.          7,920
  3,279     Telecom Italia S.p.A.                             3,622
    422     Telefonica SA*                                   11,848
    754     Verizon Communications, Inc.                     22,311
                                                         ----------
                                                         $   63,195
-------------------------------------------------------------------
            Wireless Telecommunication Services -- 1.2%
      1     KDDI Corp.*                                  $    5,372
     46     SK Telecom Co., Ltd.*                             7,059
  6,185     Vodafone Group Plc                               13,685
                                                         ----------
                                                         $   26,116
                                                         ----------
            Total Telecommunication Services             $   89,311
-------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Diversified Equity Fund | Annual Report | 10/31/09    19

 Shares                                                            Value
              UTILITIES -- 3.5%
              Electric Utilities -- 1.7%
    209       E.On AG                                              $    8,003
   1,863      Enel S.p.A.*                                             11,145
   1,000      Iberdrola SA*                                             9,095
    524       Public Power Corp.*                                      10,755
                                                                   ----------
                                                                   $   38,998
-----------------------------------------------------------------------------
              Gas Utilities -- 0.3%
    223       Atmos Energy Corp.                                   $    6,211
-----------------------------------------------------------------------------
              Independent Power Producer & Energy Traders -- 0.8%
   1,508      International Power Plc                              $    6,298
    502       NRG Energy, Inc.*                                        11,541
                                                                   ----------
                                                                   $   17,839
-----------------------------------------------------------------------------
              Multi-Utilities -- 0.7%
    849       Xcel Energy, Inc.                                    $   16,012
                                                                   ----------
              Total Utilities                                      $   79,060
-----------------------------------------------------------------------------
              TOTAL COMMON STOCKS
              (Cost $2,211,697)                                    $2,088,520
-----------------------------------------------------------------------------
              PURCHASED OPTIONS -- 1.0%
              Put Option -- 1.0%
      2       Nikkei Index, expiring December 2009 at $10,500      $   13,233
      5       DJ Euro Stoxx, expiring December 2009 at $2,750           9,182
                                                                   ----------
                                                                   $   22,415
-----------------------------------------------------------------------------
              TOTAL PURCHASED OPTIONS
              (Cost $23,692)                                       $   22,415
-----------------------------------------------------------------------------
              TOTAL INVESTMENT IN SECURITIES -- 94.8%
              (Cost $2,248,238)(a)(b)                              $2,119,705
-----------------------------------------------------------------------------
              WRITTEN OPTIONS -- (0.3)%
              Put Option -- (0.3)%
       (5)    DJ Euro Stoxx, expiring December 2009 at $2,450      $   (2,585)
       (2)    Nikkei 9500, Expiring December 2009 at $9,500            (3,208)
                                                                   ----------
                                                                   $   (5,793)
-----------------------------------------------------------------------------
              TOTAL WRITTEN OPTIONS
              (Cost $((9,687))                                     $   (5,793)
-----------------------------------------------------------------------------
              OTHER ASSETS AND LIABILITIES -- 5.5%                 $  122,116
-----------------------------------------------------------------------------
              TOTAL NET ASSETS -- 100.0%                           $2,236,028
-----------------------------------------------------------------------------

*   Non-income producing security.

(A.D.R.) American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

20    Pioneer Global Diversified Equity Fund | Annual Report | 10/31/09

(a) At October 31, 2009, the net unrealized loss on investments based on cost for federal income tax purposes of $2,248,285 was as follows:

        Aggregate gross unrealized gain for all investments in which there is an
          excess of value over tax cost                                               $  172,710
        Aggregate gross unrealized loss for all investments in which there is an
          excess of tax cost over value                                                 (301,290)
                                                                                      ----------
        Net unrealized loss                                                           $ (128,580)
                                                                                      ==========

(b) Distributions of investments by country of issue, as a percentage of total investment in securities (excluding temporary cash investments), is as follows:

United States                             38.4%
Japan                                     13.7
Germany                                    5.9
France                                     5.8
United Kingdom                             4.4
Netherlands                                4.2
Spain                                      3.3
Switzerland                                3.2
Austria                                    2.9
Peoples Republic of China                  2.1
Hong Kong                                  2.0
Australia                                  2.0
Italy                                      1.8
Norway                                     1.7
Bermuda                                    1.6
Finland                                    1.5
Singapore                                  1.5
Taiwan                                     1.3
Russia                                     1.0
Other (individually less than 1%)          1.7
                                         -----
                                         100.0%
                                         =====

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2009 aggregated $1,177,925 and $1,100,862, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (Including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (Including the Portfolio's own assumptions in determining fair value of investments)

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Diversified Equity Fund | Annual Report | 10/31/09    21

The following is a summary of the inputs used as of October 31, 2009, in valuing the Fund's assets:

                                    Level 1        Level 2         Level 3       Total
 Common stocks (U.S.)               $825,861     $       --         $  --       $  838,810
 Common stocks (foreign)                  --      1,262,659            --        1,249,710
 Preferred stock                          --          8,770            --            8,770
 Purchased options                    22,415             --            --           22,415
 Written options                      (5,793)            --            --           (5,793)
------------------------------------------------------------------------------------------
 Total                              $842,483     $1,271,429         $  --       $2,113,912
==========================================================================================
 Other Financial Instruments*       $ (1,050)    $    2,518         $  --       $    1,468
                                    ======================================================

* Other financial instruments Include foreign exchange contracts and futures contracts.

The accompanying notes are an integral part of these financial statements.

22    Pioneer Global Diversified Equity Fund | Annual Report | 10/31/09

Statement of Assets and Liabilities | 10/31/09


ASSETS:
  Investment in securities, at value (cost $2,248,238)                   $2,119,705
  Cash                                                                      137,622
  Futures Collateral                                                         11,250
  Foreign currencies, at value (cost $22,721)                                22,973
  Receivables --
   Dividends and foreign taxes withheld                                       5,583
   Forward foreign currency portfolio hedge contracts, open-net               2,518
   Due from Pioneer Investment Management, Inc.                               3,174
  Other                                                                       1,187
-----------------------------------------------------------------------------------
     Total assets                                                        $2,304,012
-----------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Variation margin                                                      $    2,860
  Open option contracts written (premiums received $9,687)                    5,793
  Due to affiliates                                                             142
  Accrued expenses                                                           59,189
-----------------------------------------------------------------------------------
     Total liabilities                                                   $   67,984
-----------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                        $2,996,734
  Distributions in excess of net investment income                           (2,518)
  Accumulated net realized loss on investments, foreign currency
   transactions, futures and options contracts                             (635,393)
  Net unrealized loss on investments and purchased options                 (128,533)
  Net unrealized gain on forward foreign currency contracts, written options and other assets and liabilities denominated in foreign
   currencies                                                                 6,788
  Net unrealized loss on futures contracts                                   (1,050)
-----------------------------------------------------------------------------------
     Total net assets                                                    $2,236,028
===================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $2,236,028/300,000 shares)                           $     7.45
MAXIMUM OFFERING PRICE:
  Class A ($7.45 [divided by] 94.25%)                                    $     7.90
===================================================================================

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Diversified Equity Fund | Annual Report | 10/31/09    23

Statement of Operations

For the Year Ended 10/31/09

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $4,716)                $   52,269
-----------------------------------------------------------------------------------------------
     Total investment income                                                         $   52,269
-----------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                    $   14,134
  Transfer agent fees and expenses                                           42
  Distribution fees                                                       4,711
  Shareholder communication expense                                         159
  Administrative reimbursements                                             814
  Custodian fees                                                         33,847
  Registration fees                                                       1,685
  Professional fees                                                      44,141
  Printing expense                                                       25,577
  Fees and expenses of nonaffiliated trustees                             6,826
  Miscellaneous                                                          11,884
-----------------------------------------------------------------------------------------------
     Total expenses                                                                  $  143,820
     Less fees waived and expenses reimbursed
       by Pioneer Investment Management, Inc.                                          (119,345)
-----------------------------------------------------------------------------------------------
     Net expenses                                                                    $   24,475
-----------------------------------------------------------------------------------------------
       Net investment income                                                         $   27,794
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES AND OPTIONS CONTRACTS, AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
   Investments                                                       $ (524,428)
   Futures contracts                                                    (15,210)
   Written options                                                       46,710
   Forward foreign currency contracts and other assets, written
     options and liabilities denominated in foreign currencies          (38,537)     $ (531,465)
-----------------------------------------------------------------------------------------------
  Change in net unrealized gain on:
   Investments                                                       $  873,141
   Futures contracts                                                     18,540
   Forward foreign currency contracts and other assets, written
     options and liabilities denominated in foreign currencies           12,448      $  904,129
-----------------------------------------------------------------------------------------------
  Net gain on investments, futures and options contracts, and
   foreign currency transactions                                                     $  372,664
-----------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                               $  400,458
===============================================================================================


The accompanying notes are an integral part of these financial statements.

24    Pioneer Global Diversified Equity Fund | Annual Report | 10/31/09

Statement of Changes in Net Assets

For the Year Ended 10/31/09 and period ended 10/31/08, respectively



                                                                                        6/3/08
                                                                                       (Commencement
                                                                       Year Ended      of Operations)
                                                                      10/31/09         to 10/31/08
 FROM OPERATIONS:
 Net investment income                                                 $   27,794      $     9,640
 Net realized loss on investments, futures and options contracts
  and foreign currency transactions                                      (531,465)        (136,106)
 Change in net unrealized gain (loss) on investments, futures and
  options contracts, and foreign currency transactions                    904,129       (1,026,924)
--------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                       $  400,458      $(1,153,390)
--------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREOWNERS:
 Net investment income:
    Class A ($0.04 and $0.00 per share, respectively)                  $  (11,040)     $        --
--------------------------------------------------------------------------------------------------
      Total distributions to shareowners                               $  (11,040)     $        --
--------------------------------------------------------------------------------------------------
 FROM FUND SHARE TRANSACTIONS:
 Net proceeds from sale of shares                                      $      110      $ 2,999,890
--------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from
      Fund share transactions                                          $      110      $ 2,999,890
--------------------------------------------------------------------------------------------------
    Net increase in net assets                                         $  389,528      $ 1,846,500
 NET ASSETS:
 Beginning of year                                                      1,846,500               --
--------------------------------------------------------------------------------------------------
 End of year                                                           $2,236,028      $ 1,846,500
--------------------------------------------------------------------------------------------------
 Undistributed (Distributions in excess of) net investment income      $   (2,518)     $    17,112
--------------------------------------------------------------------------------------------------

                       '09 Shares       '09 Amount    '08 Shares       '08 Amount
 Class A*
 Shares sold               --               $110        300,000        $2,999,890
------------------------------------------------------------------------------------
    Net increase           --               $110        300,000        $2,999,890
====================================================================================

* Class A shares were first publicly offered on June 3, 2008.

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Diversified Equity Fund | Annual Report | 10/31/09    25

Financial Highlights


                                                                             6/3/08 (a)
                                                                             (Commencement
                                                            11/01/08 to      of Operations)
                                                            10/31/09         to 10/31/08
 Class A
 Net asset value, beginning of period                         $  6.15           $  10.00
--------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
  Net investment income                                       $  0.09           $   0.03
  Net realized and unrealized gain (loss) on
    investments, written options and futures contracts
    and foreign currency transactions                            1.25              (3.88)
--------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets from
      investment operations                                   $  1.34           $  (3.85)
 Distributions to shareowners:
  Net investment income                                         (0.04)                --
--------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                   $  1.30           $  (3.85)
--------------------------------------------------------------------------------------------
 Net asset value, end of period                               $  7.45           $   6.15
============================================================================================
 Total return*                                                  21.89%            (38.50)%***
 Ratio of net expenses to average net assets                     1.30%              1.30%**
 Ratio of net investment income to average net assets            1.47%              0.93%**
 Portfolio turnover rate                                           62%                38%***
 Net assets, end of period (in thousands)                     $ 2,236           $  1,847
 Ratios with no waiver of fees and assumption of
  expenses by PIM
  Net expenses                                                   7.63%              8.95%**
  Net investment loss                                           (4.86)%            (6.71)%**
============================================================================================

(a) Class A shares were first publicly offered on June 3, 2008.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges.
    Total return would be reduced if sales charges were taken into account. ** Annualized.
*** Not Annualized.

The accompanying notes are an integral part of these financial statements.

26    Pioneer Global Diversified Equity Fund | Annual Report | 10/31/09

Notes to Financial Statements | 10/31/09

1. Organization and Significant Accounting Policies

Pioneer Global Diversified Equity Fund (the Fund) is a series of Pioneer Series Trust VII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized on June 3, 2008. Prior to June 3, 2008, the Fund had no operations other than those relating to organizational matters and the initial capitalization of the Fund by Pioneer Funds Distributor, Inc.
(PFD). To date, no shares have been offered to the public. The Fund shares outstanding at October 31, 2009, are owned by PFD. The Fund's investment objective is to seek long-term capital growth.

The Fund's investments in emerging markets or countries with limited or developing markets may subject the Fund to a greater degree of risk than investments in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to the document when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


         Pioneer Global Diversified Equity Fund | Annual Report | 10/31/09    27

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued using the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

     The Fund invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Board of Trustees of the Fund has determined that daily adjustments to the valuation of securities of non-U.S. issuers by an independent service using fair value methods is appropriate for the Fund.

     The Fund may also use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices. At October 31, 2009, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.


28    Pioneer Global Diversified Equity Fund | Annual Report | 10/31/09

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years are subject to examination by tax authorities.

     In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the repatriation of certain foreign currencies and/or net realized capital gains in certain countries. During the year ended October 31, 2009, the Fund paid no such taxes.

     In determining daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for capital gains taxes, if any, is based on the net unrealized appreciation of certain portfolio securities, the holding periods of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of October 31, 2009, the Fund did not have a reserve related to capital gains.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions,


         Pioneer Global Diversified Equity Fund | Annual Report | 10/31/09    29
     or as from paid-in capital, depending on the type of book/tax differences that may exist.

     As of October 31, 2009, the Fund has a net capital loss carryforward of $636,397, of which the following amounts will expire between 2016 and 2017 if not utilized: $160,413 in 2016 and $475,984 in 2017.

     At October 31, 2009, the Fund has reclassified $36,384 to decrease undistributed net investment income, $38,537 to decrease accumulated net realized loss on investments, foreign currency transactions, futures and options contracts and $2,153 to decrease paid-in capital, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

     There were no distributions paid during the period ended October 31, 2008. The tax character of distributions paid during the year ended October 31, 2009 was as follows:



                                         2009
   Distributions paid from:
   Ordinary income                    $11,040
   Long-term capital gain                  --
---------------------------------------------
     Total                            $11,040
=============================================

     The following shows the components of distributable earnings on a federal income tax basis at October 31, 2009:

                                         2009
   Distributable earnings:
   Capital loss carryforward        $(636,397)
   Unrealized depreciation           (124,309)
---------------------------------------------
     Total                          $(760,706)
=============================================

     The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax treatment on open future contracts, the mark to market on forward foreign currency contracts and options.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. PFD, the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A (UniCredit), earned no underwriting commissions on the sale of Class A shares during the year ended October 31, 2009.


30    Pioneer Global Diversified Equity Fund | Annual Report | 10/31/09

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A shares of the Fund (see Note 4).

     Distributions to shareowners are recorded as of the ex-dividend date.

G.   Futures Contracts

     The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. The average number of contracts open during the year ended October 31, 2009 was 1.67.

     At October 31, 2009, open futures contracts were as follows.


               Number of
               Contracts           Settlement        Fair          Unrealized
 Type          Long/(Short)        Month             Value         Loss
 S&P 500            2                12/09           $103,300       $ (1,050)

H.   Option Writing

     When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the


         Pioneer Global Diversified Equity Fund | Annual Report | 10/31/09    31
     proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Transactions in written options for the year ended October 31, 2009, are summarized as follows:

                                                    Number of       Premiums
                                                    Contracts       Received
   Options outstanding at beginning of period            7          $18,514
   Options opened                                       36           67,542
   Options exercised                                    --               --
   Options closed                                       36           76,369
   Options expired                                      --               --
---------------------------------------------------------------------------
   Options outstanding at end of period                  7          $ 9,687
===========================================================================

2. Management Agreement

Pioneer Investment Management, Inc., (PIM) a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.75% of the Fund's average daily net assets up to $500 million, 0.70% of the next $500 million and 0.65% on assets over $1 billion. For the year ended October 31, 2009, the net management fee was equivalent to 0.75% of the Fund's average net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.30% of the average daily net assets attributable to Class A shares This expense limitation is in effect through March 1, 2012 for Class A shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4 in management fees, administrative costs and certain other reimbursements payable to PIM at October 31, 2009.

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimbursed PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.


32    Pioneer Global Diversified Equity Fund | Annual Report | 10/31/09

For the year ended October 31, 2009, such out of pocket expenses by class of shares were as follows:

 Shareholder Communications:
 Class A                               $159

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $107 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at October 31, 2009.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $31 in distribution fees payable to PFD at October 31, 2009.

In addition, redemptions of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2009, no CDSCs were paid to PFD.

5. Forward Foreign Currency Contracts

At October 31, 2009, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting hedge contract. At October 31, 2009, the Fund had no outstanding settlement hedges. The average number of contracts open during the year ended October 31, 2009 was 8,473,879. Open portfolio hedges at October 31, 2009, were as follows:


         Pioneer Global Diversified Equity Fund | Annual Report | 10/31/09    33

                                                           Net Unrealized
                                            Settlement     Appreciation/
Contracts to Deliver     In Exchange For    Date           (Depreciation)
JPY        8,000,000     EUR     61,142     12/4/2009           $1,095
EUR           37,537     USD     55,000     12/4/2009           $ (269)
EUR           37,918     GBP     35,000     12/4/2009           $1,692
-------------------------------------------------------------------------
 Total                                                          $2,518
-------------------------------------------------------------------------

6. Additional Disclosures about Derivative Instruments and Hedging Activities:

Fair values of derivative instruments as of October 31, 2009:

Derivatives Not Accounted
for  as Hedging Instruments
under Accounting Standards          Asset Derivatives 2009       Liabilities Derivatives 2009
Codification (ASC) 815          ------------------------------   ----------------------------
(formerly FASB                  Balance Sheet                    Balance Sheet
Statement 133)                  Location          Fair Value     Location         Fair Value
---------------------------------------------------------------------------------------------
 Foreign Exchange Contracts     Receivables*      $2,518         Payables         $--
---------------------------------------------------------------------------------------------
 Index futures contracts        Receivable        $--         Payable**           $(1,050)
---------------------------------------------------------------------------------------------
  Total                                           $2,518                          $(1,050)
---------------------------------------------------------------------------------------------

* Foreign exchange contracts are shown as a net receivable on the Statement of Assets and Liabilities

** Represents the net unrealized depreciation on futures. Payable for variation margin on open future contracts reflects unsettled variation margin.


The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2009 was as follows:

Derivatives Not Accounted                                                                 Change in
for as Hedging Instruments                                                Realized Gain   Unrealized Gain
under Accounting Standards                                                or (Loss) on    or (Loss) on
Codification (ASC) 815                                                    Derivatives     Derivatives
(formerly FASB                Location of Gain or (Loss) On               Recognized      Recognized
Statement 133)                Derivatives Recognized in Income            in Income       in Income
---------------------------------------------------------------------------------------------------------
 Foreign Exchange Contracts   Net realized loss on forward foreign        $(38,537)
                              currency contracts and other assets
                              and liabilities denominated in foreign
                              currencies
 Index futures contracts      Net realized loss on futures contracts      $(15,210)
 Foreign Exchange Contracts   Change in unrealized gain (loss) on                         $12,448
                              forward foreign currency contracts
                              and other assets and liabilities
                              denominated in foreign currencies
 Index futures contracts      Change in net unrealized gain on futures                    $18,540
                              contracts

34    Pioneer Global Diversified Equity Fund | Annual Report | 10/31/09

Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure through December 21, 2009, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


         Pioneer Global Diversified Equity Fund | Annual Report | 10/31/09    35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust VII and Shareowners of
Pioneer Global Diversified Equity Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Global Diversified Equity Fund (the "Fund") (one of the portfolios constituting the Pioneer Series Trust VII), including the schedule of investments, as of October 31, 2009, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Global Diversified Equity Fund at October 31, 2009, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                /s/ Ernst & Young LLP

Boston, Massachusetts
December 21, 2009

36    Pioneer Global Diversified Equity Fund | Annual Report | 10/31/09

ADDITIONAL INFORMATION (unaudited)

For the year ended October 31, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2009 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 100.00%.


         Pioneer Global Diversified Equity Fund | Annual Report | 10/31/09    37

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Registered Public Accounting Firm
Ernst & Young LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


Trustees and Officers

The Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a Trustee of each of the 62 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a Trustee of 47 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.


38    Pioneer Global Diversified Equity Fund | Annual Report | 10/31/09

Interested Trustees

                                             Position Held                                 Length of Service
Name and Age                                 with the Fund                                 and Term of Office
John F. Cogan, Jr. (83)*                     Chairman of the Board,                        Trustee since 2008.
                                             Trustee and President                         Serves until a successor
                                                                                           trustee is elected or
                                                                                           earlier retirement or
                                                                                           removal.
---------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (51)*                    Trustee and Executive                         Trustee since 2008.
                                             Vice President                                Serves until a successor
                                                                                           trustee is elected or
                                                                                           earlier retirement or
                                                                                           removal.
---------------------------------------------------------------------------------------------------------------------


                                                                                                               Other Directorships
Name and Age                Principal Occupation During Past Five Years                                        Held by this Trustee
John F. Cogan, Jr. (83)*    Deputy Chairman and a Director of Pioneer Global Asset Management S.p.A.           None
                            ("PGAM"); Non-Executive Chairman and a Director of Pioneer Investment Management
                            USA Inc. ("PIM-USA"); Chairman and a Director of Pioneer; Chairman and Director
                            of Pioneer Institutional Asset Management, Inc. (since 2006); Director of
                            Pioneer Alternative Investment Management Limited (Dublin); President and a
                            Director of Pioneer Alternative Investment Management (Bermuda) Limited and
                            affiliated funds; Director of PIOGLOBAL Real Estate Investment Fund (Russia)
                            (until June 2006); Director of Nano-C, Inc. (since 2003); Director of Cole
                            Management Inc. (since 2004); Director of Fiduciary Counseling, Inc.; President
                            and Director of Pioneer Funds Distributor, Inc. ("PFD") (until May 2006);
                            President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering
                            Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (51)*   Director, CEO and President of Pioneer Investment Management USA Inc. (since       None
                            February 2007); Director and President of Pioneer Investment Management, Inc.
                            and Pioneer Institutional Asset Management, Inc. (since February 2007);
                            Executive Vice President of all of the Pioneer Funds (since March 2007);
                            Director of Pioneer Global Asset Management S.p.A. (since April 2007); Head of
                            New Markets Division, Pioneer Global Asset Management S.p.A. (2000 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

The outstanding capital stock of PFD, Pioneer and Pioneer Investment Management Shareholder Services, Inc. ("PIMSS") is indirectly wholly owned by UniCredit S.p.A. ("UniCredit"), one of the largest banking groups in Italy. Pioneer, the Fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.


           Pioneer Global Diversified Equity Fund | Annual Report | 10/31/09  39

Independent Trustees

                     Position Held    Length of Service
Name and Age         with the Fund    and Term of Office
David R. Bock (65)   Trustee          Trustee since 2008.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
----------------------------------------------------------------
Mary K. Bush (61)    Trustee          Trustee since 2008.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
----------------------------------------------------------------


                                                                                          Other Directorships
Name and Age         Principal Occupation During Past Five Years                          Held by this Trustee
David R. Bock (65)   Managing Partner, Federal City Capital Advisors (boutique mer-       Director of Enterprise Com-
                     chant bank) (1997 to 2004 and 2008 - present); and Executive         munity Investment, Inc.
                     Vice President and Chief Financial Officer, I-trax, Inc. (publicly   (privately-held affordable
                     traded health care services company) (2004 - 2007)                   housing finance company);
                                                                                          Director of New York Mort-
                                                                                          gage Trust (publicly traded
                                                                                          mortgage REIT); and Direc-
                                                                                          tor of Oxford Analytica, Inc.
                                                                                          (privately-held research and
                                                                                          consulting company)
-------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (61)    President, Bush International, LLC (international financial advi-    Director of Marriott Interna-
                     sory firm)                                                           tional, Inc.; Director of Dis-
                                                                                          cover Financial Services
                                                                                          (credit card issuer and elec-
                                                                                          tronic payment services);
                                                                                          Director of Briggs & Stratton
                                                                                          Co. (engine manufacturer);
                                                                                          Director of UAL Corporation
                                                                                          (airline holding company);
                                                                                          Director of Mantech Interna-
                                                                                          tional Corporation (national
                                                                                          security, defense, and intel-
                                                                                          ligence technology firm);
                                                                                          and Member, Board of Gov-
                                                                                          ernors, Investment Com-
                                                                                          pany Institute
-------------------------------------------------------------------------------------------------------------------------

40  Pioneer Global Diversified Equity Fund | Annual Report | 10/31/09

                            Position Held   Length of Service
Name and Age                with the Fund   and Term of Office
Benjamin M. Friedman (65)   Trustee         Trustee since 2008.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Margaret B.W. Graham (62)   Trustee         Trustee since 2008.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Thomas J. Perna (59)        Trustee         Trustee since 2008.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Marguerite A. Piret (61)    Trustee         Trustee since 2008.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Stephen K. West (81)        Trustee         Trustee since 2008.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------


                                                                                                 Other Directorships
Name and Age                Principal Occupation During Past Five Years                          Held by this Trustee
Benjamin M. Friedman (65)   Professor, Harvard University                                        Trustee, Mellon Institutional
                                                                                                 Funds Investment Trust
                                                                                                 and Mellon Institutional
                                                                                                 Funds Master Portfolio
                                                                                                 (oversees 17 portfolios in
                                                                                                 fund complex)
-------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (62)   Founding Director, Vice-President and Corporate Secretary, The       None
                            Winthrop Group, Inc. (consulting firm); and Desautels Faculty of
                            Management, McGill University
-------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (59)        Chief Executive Officer, Quadriserv, Inc. (technology products for   None
                            securities lending industry) (2008 - present); Private investor
                            (2004 - 2008); and Senior Executive Vice President, The Bank of
                            New York (financial and securities services) (1986 - 2004)
-------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (61)    President and Chief Executive Officer, Newbury, Piret & Company,     Director of New America
                            Inc. (investment banking firm)                                       High Income Fund, Inc.
                                                                                                 (closed-end investment
                                                                                                 company)
-------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (81)        Senior Counsel, Sullivan & Cromwell LLP (law firm)                   Director, The Swiss Helvetia
                                                                                                 Fund, Inc. (closed-end
                                                                                                 investment company)
-------------------------------------------------------------------------------------------------------------------------------

              Pioneer Global Diversified Equity Fund | Annual Report | 10/31/09
41

Fund Officers

                             Position Held         Length of Service
Name and Age                 with the Fund         and Term of Office
Dorothy E. Bourassa (61)     Secretary             Since 2008. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------
Christopher J. Kelley (44)   Assistant Secretary   Since 2008. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------
Mark E. Bradley (49)         Treasurer             Since 2008. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant Treasurer   Since 2008. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------
Gary Sullivan (51)           Assistant Treasurer   Since 2008. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------


                                                                                                 Other Directorships
Name and Age                 Principal Occupation During Past Five Years                         Held by this Officer
Dorothy E. Bourassa (61)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer;     None
                             Secretary/Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer Funds since September 2003 (Assistant
                             Secretary from November 2000 to September 2003)
---------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (44)   Associate General Counsel of Pioneer since January 2008 and         None
                             Assistant Secretary of all of the Pioneer Funds since September
                             2003; Vice President and Senior Counsel of Pioneer from July
                             2002 to December 2007
---------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (49)         Vice President - Fund Accounting, Administration and Controller-    None
                             ship Services of Pioneer; and Treasurer of all of the Pioneer
                             Funds since March 2008; Deputy Treasurer of Pioneer from
                             March 2004 to February 2008; Assistant Treasurer of all of the
                             Pioneer Funds from March 2004 to February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset Management Services
                             from 2002 to 2003
---------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant Vice President - Fund Accounting, Administration and      None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
---------------------------------------------------------------------------------------------------------------------
Gary Sullivan (51)           Fund Accounting Manager - Fund Accounting, Administration and       None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
---------------------------------------------------------------------------------------------------------------------

42  Pioneer Global Diversified Equity Fund | Annual Report | 10/31/09

                         Position Held         Length of Service
Name and Age             with the Fund         and Term of Office
David F. Johnson (29)    Assistant Treasurer   Since 2009. Serves at
                                               the discretion of the
                                               Board
-----------------------------------------------------------------------
Teri W. Anderholm (50)   Chief Compliance      Since 2008. Serves at
                         Officer               the discretion of the
                                               Board
-----------------------------------------------------------------------

                                                                                            Other Directorships
Name and Age             Principal Occupation During Past Five Years                        Held by this Officer
David F. Johnson (29)    Fund Administration Manager - Fund Accounting, Administration      None
                         and Controllership Services since November 2008 and Assistant
                         Treasurer of all of the Pioneer Funds since January 2009; Client
                         Service Manager - Institutional Investor Services at State Street
                         Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (50)   Chief Compliance Officer of Pioneer since December 2006 and of     None
                         all the Pioneer Funds since January 2007; Vice President and
                         Compliance Officer, MFS Investment Management (August 2005
                         to December 2006); Consultant, Fidelity Investments (February
                         2005 to July 2005); Independent Consultant (July 1997 to Feb-
                         ruary 2005)
------------------------------------------------------------------------------------------------------------------


           Pioneer Global Diversified Equity Fund | Annual Report | 10/31/09  43

                           This page for your notes.

44    Pioneer Global Diversified Equity Fund | Annual Report | 10/31/09

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: www.pioneerinvestments.com





This report must be accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


--------------------------------------------------------------------------------

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
Annual Report | October 31, 2009
--------------------------------------------------------------------------------

Ticker Symbols:
Class A   PGHYX
Class B   PGHBX
Class C   PGYCX
Class Y   GHYYX
Class Z   PGHZX

[LOGO]Pioneer
      Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                         2
Portfolio Management Discussion                               4
Portfolio Summary                                             8
Prices and Distributions                                      9
Performance Update                                           10
Comparing Ongoing Fund Expenses                              15
Schedule of Investments                                      17
Financial Statements                                         44
Notes to Financial Statements                                53
Report of Independent Registered Public Accounting Firm      64
Trustees, Officers and Service Providers                     66

                  Pioneer Global High Yield Fund | Annual Report | 10/31/09    1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have begun to recover this year from one of their most tumultuous periods in history. This is a welcome relief, and we are generally optimistic about the prospects for the economy going forward. Still, challenges remain. Unemployment is high. Consumer demand and loan growth are weak. And housing has not yet returned to normal.

At Pioneer, we have long advocated the benefits of investing for the long term. This strategy has generally performed well for many investors. Those who remained invested in the market during the downturn have most likely seen their portfolios start to recover this year as the Dow Jones Industrial Average climbed back towards the 10,000 level. Many bond investors have similarly seen a strong rebound, with a broad-based recovery across many different fixed-income asset classes. The riskiest asset classes, such as high-yield bonds, have outperformed other fixed-income asset classes for most of 2009.

At Pioneer, we are not changing the approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we see potential opportunities for making money in many corners of the markets around the globe, it takes research and experience to separate solid investment opportunities from speculation.

Following this difficult period, many investors are rethinking their approach to investing and risk management. Some are questioning whether the basic investment principles they were taught in the past are still useful in today's markets. Complicating matters is that financial markets remain unpredictable. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at

2    Pioneer Global High Yield Fund | Annual Report | 10/31/09
www.pioneerinvestments.com. We greatly appreciate you putting your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                  Pioneer Global High Yield Fund | Annual Report | 10/31/09    3

Portfolio Management Discussion | 10/31/09

Investors in higher-yielding securities witnessed dramatic changes in world market conditions during the 12 months ended October 31, 2009. Concerns about a credit meltdown and the potential for a major global recession prompted a flight away from high-yield credit early in the period. However, beginning in March 2009, demand increased for bonds with higher yields and greater credit risk amid increasing evidence that financial liquidity was returning to the capital markets and that the global economy was stabilizing. In the following interview, Andrew Feltus, CFA, and Tracy Wright discusses the factors that influenced the performance of Pioneer Global High Yield Fund during the 12 months ended October 31, 2009. Mr. Feltus and Ms. Wright, members of Pioneer's Fixed Income Department, are responsible for the daily management of the Fund.

Q    How did the Fund perform during the 12 months ended October 31, 2009?

A Pioneer Global High Yield Fund Class A shares returned 43.56% at net asset value for the 12 months ended October 31, 2009, while the Fund's benchmark, the Merrill Lynch Global High Yield and Emerging Markets Plus Index (the Merrill Lynch Index), returned 51.36%. Over the same period, the average return of the 460 mutual funds in Lipper's High Current Yield category was 35.59%. On October 31, 2009, the 30-day SEC yield on Class A shares was 10.04%.

Q What were the principal factors affecting the Fund's performance over the 12 months ended October 31, 2009?

A The Fund rebounded strongly this year after higher-yielding investments struggled in 2008, when a crisis in global credit markets led to plunging prices for high-yielding corporate bonds and other credit-sensitive securities. Early in the 12-month period, as market fears intensified, the Fund's performance was held back because of an underweighting in investment-grade bonds, positions in investments denominated in the euro, and our focus on B-rated corporates. In addition, the Fund's low exposure to automobile industry bonds, which rallied through March 2009, did not help, even though two major auto companies -- General Motors and Chrysler -- subsequently filed for bankruptcy protection. The markets changed dramatically in March 2009, however, as investors gained new confidence in the face of aggressive fiscal and monetary easing by central banks and governments in the United States and in other major economic centers. These actions stabilized the economy and the markets. As new liquidity poured into financial markets, corporations gained the ability to issue new equity and debt securities and to refinance existing debt. Credit-sensitive bonds

4 Pioneer Global High Yield Fund | Annual Report | 10/31/09 became more rationally priced, and lower-rated, high-yield bonds staged a robust recovery that benefited the Fund.

     We focused the Fund's investments primarily on high-yield corporate bonds, especially domestic securities. We underweighted the Fund to emerging market debt because we did not think we were being adequately compensated for the risk. While we expect emerging markets to lead global growth, it is still a risky area for investors and we need to be compensated for that risk.

     At the end of the Fund's fiscal year (October 31, 2009), 61.1% of Fund assets were invested in high-yield corporate bonds denominated in the U.S. dollar, while 24.7% of assets were invested in emerging market debt. Foreign high-yield corporates accounted for 8.0% of Fund assets, while convertible bonds and bank loans represented 5.87% and 5.73% of assets, respectively. The average credit quality of the Fund's portfolio on October 31, 2009, was B-.

Q What types of investments had the greatest influence on the Fund's performance results during the 12 months ended October 31, 2009?

A As markets improved, companies were able to take action to improve balance sheets and many found that they were able to issue new shares of equity to pay down their high-yield debts. For example, the Fund's position in loans to Talecris Biotherapeutics Holdings, a biotechnology corporation, proved a big winner when the company issued new stock to retire loans. Similarly, the convertible bonds of WESCO International, a distributor of electronic components, rose in value, allowing us to sell them out of the Fund and refinance into a new convertible with higher yields. Another solid performer came from the bonds of GC Impsat Holdings, a London-based corporation that provides fiber-optic telecommunication services in Latin America. Heightened merger-and-acquisition activity also worked to the Fund's advantage. For example, JBS, which is Brazil's largest beef company, acquired two smaller beef companies whose bonds were held by the Fund:
     Bertin, a beef company, and Vigor, a dairy firm. Generally supporting the Fund's results were investments in bonds denominated in the Colombian, Brazilian and Argentinean currencies, all of which gained in value against the U.S. dollar during the rally.

     Some of the Fund's investments struggled early in the period, but then added to overall Fund performance later on. For example, Mandra Forestry, a Chinese corporation, defaulted on its debt in May 2009. But the securities held by the Fund regained value when the corporation was purchased in October 2009 by Sino Forest, a Canadian company operating in China. Similarly, bonds issued by auto components manufacturer Lear plunged in value early in the period when it filed for bankruptcy protection, but later

                  Pioneer Global High Yield Fund | Annual Report | 10/31/09    5
     appreciated sharply, to the benefit of the Fund, when investors reacted positively to the firm's reorganization plans. Both bonds' prices were higher than the Fund's cost.

     Holding back the Fund's results, however, was our investment in bonds of another Brazilian beef company, Indepencia, which suffered as exports to the United States slowed. The Fund's exposure to the chemical industry did not help, especially when Lyondell defaulted on some of its debt in January 2009. The Fund owned some Lyondell bonds which declined in value, even though they were not part of the default. Asia Aluminum, a Chinese company, also defaulted on its debt, negatively affecting Fund performance.

Q    What is your investment outlook?

A We think we should see a favorable environment for high-yield investing in the near term, as the effects of fiscal stimulus programs of the major economic powers begin to take hold. High-yielding corporate bonds still are trading at reasonable prices, as the global economy appears headed toward a period of renewed expansion. This is an environment that should support high-yield prices, although performance is not likely to match the results of the past six months (May 1, 2009 through October 31, 2009).

     One question that will hang over the markets, however, will be whether monetary authorities may tighten their policies and limit liquidity if they see the potential for the emergence of inflationary pressures as growth trends strengthen. Market uncertainty over the direction of monetary policy could add volatility to the fixed-income markets.

     In the weeks and months ahead, we intend to continue to focus on fundamental research and may consider adding to the Fund's investments in floating-rate bank loans, which offer additional protection against the risk of rising interest rates.

Please refer to the Schedule of Investments on pages 17-43 for a full listing of Fund securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling

6    Pioneer Global High Yield Fund | Annual Report | 10/31/09
interest rates. The Fund can invest in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.

                  Pioneer Global High Yield Fund | Annual Report | 10/31/09    7

Portfolio Summary | 10/31/09

Portfolio Diversification

--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                  77.8%
Convertible Corporate Bonds                                            5.7%
Senior Secured Loans                                                   5.4%
Temporary Cash Investments                                             3.8%
Asset Backed Securities                                                2.8%
Collateralized Mortgage Obligations                                    1.8%
Preferred Stocks                                                       0.9%
Foreign Government Bonds                                               0.8%
Common Stocks                                                          0.5%
Municipal Bonds                                                        0.4%
Warrants                                                               0.1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)*

 1. Altra Industrial Motion, Inc., 9.0%, 12/1/11                      1.10%
 2. True Move Co., Ltd., 10.75%, 12/16/13 (144A)                      1.00
 3. Exopack Holding Corp., 11.25%, 2/1/14                             0.98
 4. CII Carbon LLC 11.125%, 11/15/15                                  0.92
 5. Broadview Networks Holdings, Inc., 11.375%, 9/1/12                0.92
 6. Alliance One International, Inc., 10.0%, 7/15/16                  0.91
 7. NII Holdings, Inc., 3.125%, 6/15/12                               0.90
 8. TNK-BP Finance SA, 7.875%, 3/13/18 144A                           0.89
 9. Impress Metal Pack Holding NA, 9.25%, 9/15/14 (144A)              0.84
10. Goldman Sachs Capital Corp., Floating Rate Note, 12/29/49         0.84

* The list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8    Pioneer Global High Yield Fund | Annual Report | 10/31/09

Prices and Distributions | 10/31/09

Net Asset Value per Share
--------------------------------------------------------------------------------

Class       10/31/09         10/31/08
  A          $ 9.39           $ 7.56
-------------------------------------
  B          $ 9.37           $ 7.54
-------------------------------------
  C          $ 9.34           $ 7.51
-------------------------------------
  Y          $ 9.25           $ 7.46
-------------------------------------
  Z          $ 9.67           $ 7.79
-------------------------------------

Distributions per Share: 10/31/08-10/31/09
--------------------------------------------------------------------------------

         Net Investment      Short-Term       Long-Term
Class        Income        Capital Gains    Capital Gains
  A         $ 1.0540           $ --             $ --
---------------------------------------------------------
  B         $ 0.9858           $ --             $ --
---------------------------------------------------------
  C         $ 0.9841           $ --             $ --
---------------------------------------------------------
  Y         $ 1.0640           $ --             $ --
---------------------------------------------------------
  Z         $ 1.0991           $ --             $ --
---------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index tracks the performance of the below and border-line investment-grade global debt markets denominated in the major developed market currencies. The index includes sovereign issuers rated BBB1 and lower along with corporate issuers rated BB1 and lower. There are no restrictions on issuer country of domicile. However, the bonds must be publicly issued in a developed market (i.e., investment-grade country). Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" charts appearing on pages 10-14.

                  Pioneer Global High Yield Fund | Annual Report | 10/31/09    9

Performance Update | 10/31/09                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global High Yield Fund at public offering price, compared to that of the Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index.

Average Annual Total Returns
(As of October 31, 2009)
--------------------------------------------------------------------------------
                                                  Net Asset      Public Offering
Period                                            Value (NAV)    Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
(8/27/01)                                            9.47%            8.85%
5 Years                                              5.33             4.36
1 Year                                              43.56            37.04
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated March 1, 2009)
--------------------------------------------------------------------------------
                                                  Gross          Net
--------------------------------------------------------------------------------
                                                     1.18%            1.10%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Global            ML Global High Yield and
                High Yield Fund          Emerging Markets Plus Index
8/01                $ 9,550                        $10,000
10/01               $ 9,245                        $ 9,591
10/02               $ 9,273                        $ 9,429
10/03               $13,501                        $12,700
10/04               $15,502                        $14,456
10/05               $16,822                        $15,317
10/06               $18,860                        $17,095
10/07               $20,425                        $18,543
10/08               $14,001                        $13,632
10/09               $20,100                        $20,633

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/12 for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10    Pioneer Global High Yield Fund | Annual Report | 10/31/09

Performance Update | 10/31/09                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global High Yield Fund, compared to that of the Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index.

Average Annual Total Returns
(As of October 31, 2009)
--------------------------------------------------------------------------------
                                                         If             If
Period                                                   Held           Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(11/21/03)                                                5.77%           5.77%
5 Years                                                   4.48            4.48
1 Year                                                   42.42           38.42
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated March 1, 2009)
--------------------------------------------------------------------------------
                                                         Gross          Net
--------------------------------------------------------------------------------
                                                          1.92%           1.92%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Global            ML Global High Yield and
                High Yield Fund          Emerging Markets Plus Index
11/03               $10,000                        $10,000
                    $11,146                        $11,192
10/05               $11,995                        $11,858
                    $13,344                        $13,234
10/07               $14,332                        $14,355
                    $ 9,743                        $10,553
10/09               $13,875                        $15,974

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus.
Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/11 for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/09    11

Performance Update | 10/31/09                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global High Yield Fund, compared to that of the Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index.

Average Annual Total Returns
(As of October 31, 2009)
--------------------------------------------------------------------------------
                                                         If             If
Period                                                   Held           Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(11/21/03)                                                5.68%           5.68%
5 Years                                                   4.50            4.50
1 Year                                                   42.56           42.56
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated March 1, 2009)
--------------------------------------------------------------------------------
                                                         Gross          Net
--------------------------------------------------------------------------------
                                                          1.85%           1.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Global            ML Global High Yield and
                High Yield Fund          Emerging Markets Plus Index
11/03               $10,000                        $10,000
                    $11,079                        $11,192
10/05               $11,921                        $11,858
                    $13,267                        $13,234
10/07               $14,260                        $14,355
                     $9,685                        $10,553
10/09               $13,807                        $15,974

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. "If Redeemed" results reflect the deduction of 1% CDSC. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/11 for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12    Pioneer Global High Yield Fund | Annual Report | 10/31/09

Performance Update | 10/31/09                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global High Yield Fund, compared to that of the Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index.

Average Annual Total Returns
(As of October 31, 2009)
--------------------------------------------------------------------------------
                                                         If             If
Period                                                   Held           Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(8/27/01)                                                 9.42%           9.42%
5 Years                                                   5.25            5.25
1 Year                                                   43.78           43.78
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated March 1, 2009)
--------------------------------------------------------------------------------
                                                         Gross          Net
--------------------------------------------------------------------------------
                                                          0.74%           0.74%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Global            ML Global High Yield and
                High Yield Fund          Emerging Markets Plus Index
8/01                $10,000                        $10,000
10/01               $ 9,682                        $ 9,591
                    $ 9,711                        $ 9,429
10/03               $14,138                        $12,700
                    $16,234                        $14,456
10/05               $17,616                        $15,317
                    $19,542                        $17,095
10/07               $21,130                        $18,543
                    $14,587                        $13,632
10/09               $20,973                        $20,633

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the inception of the Fund's Class Y shares on December 28, 2005 reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception on December 28, 2005 would have been higher than the performance shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/09    13

Performance Update | 10/31/09                                     Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global High Yield Fund, compared to that of the Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index.

Average Annual Total Returns
(As of October 31, 2009)
--------------------------------------------------------------------------------
                                                         If             If
Period                                                   Held           Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(8/27/01)                                                 9.93%           9.93%
5 Years                                                   6.06            6.06
1 Year                                                   43.69           43.69
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated March 1, 2009)
--------------------------------------------------------------------------------
                                                         Gross          Net
--------------------------------------------------------------------------------
                                                          1.11%           0.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Global            ML Global High Yield and
                High Yield Fund          Emerging Markets Plus Index
8/01                $10,000                        $10,000
10/01               $ 9,682                        $ 9,591
                    $ 9,711                        $ 9,429
10/03               $14,138                        $12,700
                    $16,234                        $14,456
10/05               $17,616                        $15,317
                    $19,751                        $17,095
10/07               $21,418                        $18,543
                    $15,161                        $13,632
10/09               $21,785                        $20,633

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the inception of Class Z shares on July 6, 2007 reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception on July 6, 2007 would have been higher than the performance shown. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/11 for Class Z shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14    Pioneer Global High Yield Fund | Annual Report | 10/31/09

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on actual returns from May 1, 2009 through October 31, 2009.

Share Class                 A             B             C             Y             Z
Beginning Account       $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00
Value on 5/01/2009
------------------------------------------------------------------------------------------
Ending Account Value    $ 1,428.60    $ 1,423.92    $ 1,423.46    $ 1,428.09    $ 1,427.20
(after expenses)
on 10/31/2009
------------------------------------------------------------------------------------------
Expenses Paid           $     6.73    $    12.22    $    12.09    $     4.77    $     5.51
During Period*
------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, 2.00%, 1.98%, 0.78%, and 0.90% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

                 Pioneer Global High Yield Fund | Annual Report | 10/31/09    15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from May 1, 2009 through October 31, 2009.

Share Class                  A             B             C             Y             Z
Beginning Account       $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00
Value on 5/01/2009
------------------------------------------------------------------------------------------
Ending Account Value    $ 1,019.66    $ 1,015.12    $ 1,015.22    $ 1,021.27    $ 1,020.67
(after expenses)
on 10/31/2009
------------------------------------------------------------------------------------------
Expenses Paid           $     5.60    $    10.16    $    10.06    $     3.97    $     4.58
During Period*
------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, 2.00%, 1.98%, 0.78%, and 0.90% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

16    Pioneer Global High Yield Fund | Annual Report | 10/31/09

Schedule of Investments | 10/31/09

                       Floating
Principal              Rate (b)
Amount                 (unaudited)                                                            Value
                                      CONVERTIBLE CORPORATE BONDS -- 5.9%
                                      ENERGY -- 0.3%
                                      Coal & Consumable Fuels -- 0.2%
         $3,300,000                   Massey Energy Co., 3.25%, 8/1/15                        $    2,648,250
------------------------------------------------------------------------------------------------------------
                                      Oil & Gas Exploration & Production -- 0.1%
          1,160,000                   Carrizo Oil & Gas, Inc., 4.875%, 6/1/28                 $      961,350
          1,885,000                   Chesapeake Energy, Inc., 2.5%, 5/15/37                       1,661,156
                                                                                              --------------

                                                                                              $    2,622,506
                                                                                              --------------
                                      Total Energy                                            $    5,270,756
------------------------------------------------------------------------------------------------------------
                                      MATERIALS -- 0.7%
                                      Forest Products -- 0.7%
         12,150,000                   Sino Forest Corp., 5.0%, 8/1/13 (144A)                  $   12,499,920
                                                                                              --------------
                                      Total Materials                                         $   12,499,920
------------------------------------------------------------------------------------------------------------
                                      CAPITAL GOODS -- 1.1%
                                      Construction & Farm Machinery & Heavy Trucks -- 0.3%
          5,150,000                   Navistar International Corp., 3.0%, 10/15/14            $    4,847,438
------------------------------------------------------------------------------------------------------------
                                      Trading Companies & Distributors -- 0.8%
         11,923,000                   WESCO International, Inc., 6.0%, 9/15/29                $   14,277,793
                                                                                              --------------
                                      Total Capital Goods                                     $   19,125,231
------------------------------------------------------------------------------------------------------------
                                      TRANSPORTATION -- 0.5%
                                      Marine -- 0.5%
         11,655,000                   Horizon Lines, Inc., 4.25%, 8/15/12                     $    9,192,881
                                                                                              --------------
                                      Total Transportation                                    $    9,192,881
------------------------------------------------------------------------------------------------------------
                                      MEDIA -- 0.6%
                                      Advertising -- 0.4%
          8,010,000                   Interpublic Group of Companies, Inc., 4.25%,
                                      3/15/23                                                 $    7,719,638
------------------------------------------------------------------------------------------------------------
                                      Movies & Entertainment -- 0.2%
          4,673,000                   Live Nation, Inc., 2.875%, 7/15/27                      $    3,358,719
                                                                                              --------------
                                      Total Media                                             $   11,078,357
------------------------------------------------------------------------------------------------------------
                                      FOOD, BEVERAGE & TOBACCO -- 0.3%
                                      Tobacco -- 0.3%
          5,135,000                   Alliance One International, Inc., 5.5%, 7/15/14
                                      (144A)                                                  $    5,744,781
                                                                                              --------------
                                      Total Food, Beverage & Tobacco                          $    5,744,781
------------------------------------------------------------------------------------------------------------
                                      HEALTH CARE EQUIPMENT & SERVICES -- 1.3%
                                      Health Care Equipment -- 0.7%
         16,143,000                   Hologic, Inc., 2.0% 12/15/37                            $   13,096,009
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/09    17

                       Floating
Principal              Rate (b)
Amount                 (unaudited)                                                     Value
                                      Health Care Services -- 0.6%
        $12,605,000                   Omnicare, Inc., 3.25%, 12/15/35                  $   10,036,731
                                                                                       --------------
                                      Total Health Care Equipment & Services           $   23,132,740
-----------------------------------------------------------------------------------------------------
                                      REAL ESTATE -- 0.1%
                                      Real Estate Operating Companies -- 0.1%
          1,900,000                   Forest City Enterprises, Inc., 5.0%, 10/15/16    $    1,736,125
                                                                                       --------------
                                      Total Real Estate                                $    1,736,125
-----------------------------------------------------------------------------------------------------
                                      TECHNOLOGY HARDWARE & EQUIPMENT -- 0.1%
                                      Electronic Equipment & Instruments -- 0.1%
          1,665,000                   L-1 Identity Solutions, Inc., 3.75%, 5/15/27     $    1,494,337
                                                                                       --------------
                                      Total Technology Hardware & Equipment            $    1,494,337
-----------------------------------------------------------------------------------------------------
                                      TELECOMMUNICATION SERVICES -- 0.9%
                                      Wireless Telecommunication Services -- 0.9%
         17,800,000                   NII Holdings, Inc., 3.125%, 6/15/12              $   15,775,250
                                                                                       --------------
                                      Total Telecommunication Services                 $   15,775,250
-----------------------------------------------------------------------------------------------------
                                      TOTAL CONVERTIBLE CORPORATE BONDS
                                      (Cost $94,288,527)                               $  105,050,378
-----------------------------------------------------------------------------------------------------
Shares
                                      PREFERRED STOCKS -- 0.9%
                                      MATERIALS -- 0.4%
                                      Diversified Metals & Mining -- 0.4%
             70,700                   Freeport-McMoran Copper & Gold, Inc., 6.75%,
                                      5/1/10                                           $    7,564,900
                                                                                       --------------
                                      Total Materials                                  $    7,564,900
-----------------------------------------------------------------------------------------------------
                                      DIVERSIFIED FINANCIALS -- 0.5%
                                      Diversified Financial Services -- 0.3%
              6,440                   Bank of America Corp., 7.25%, 12/31/49           $    5,418,165
-----------------------------------------------------------------------------------------------------
                                      Multi-Sector Holding -- 0.2%
             60,000                   Vale Capital, Ltd., 5.5%, 6/15/10                $    3,151,200
                                                                                       --------------
                                      Total Diversified Financials                     $    8,569,365
-----------------------------------------------------------------------------------------------------
                                      TOTAL PREFERRED STOCKS
                                      (Cost $12,062,501)                               $   16,134,265
-----------------------------------------------------------------------------------------------------
                                      COMMON STOCKS -- 0.5%
                                      ENERGY -- 0.1%
                                      Oil & Gas Equipment & Services -- 0.1%
         10,477,315                   Skeie Drilling & Production ASA*                 $    1,043,493
                                                                                       --------------
                                      Total Energy                                     $    1,043,493
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18    Pioneer Global High Yield Fund | Annual Report | 10/31/09

                       Floating
                       Rate (b)
Shares                 (unaudited)                                                            Value
                                      MATERIALS -- 0.4%
                                      Commodity Chemicals -- 0.4%
            459,468                   Georgia Gulf Corp.*                                     $    6,602,555
------------------------------------------------------------------------------------------------------------
                                      Forest Products -- 0.0%
            244,090                   Ainsworth Lumber Co., Ltd.*                             $      409,096
                                                                   --                         ------------
                                      Total Materials                                         $    7,011,651
------------------------------------------------------------------------------------------------------------
                                      DIVERSIFIED FINANCIALS -- 0.0%
                                      Diversified Financial Services -- 0.0%
            159,647                   Hold Co.*                                               $      295,347
                                                                   --                         ------------
                                      Total Diversified Financials                            $      295,347
------------------------------------------------------------------------------------------------------------
                                      TOTAL COMMON STOCKS
                                      (Cost $9,103,470)                                       $    8,350,491
------------------------------------------------------------------------------------------------------------

Principal
Amount
                                      ASSET BACKED SECURITIES -- 2.8%
                                      CONSUMER SERVICES -- 0.3%
                                      Restaurants -- 0.3%
        $ 6,240,000                   Dunkin Brands Master Finance LLC, 8.28%, 6/20/31
                                      (144A)                                                  $    5,075,304
                                                                                              --------------
                                      Total Consumer Services                                 $    5,075,304
------------------------------------------------------------------------------------------------------------
                                      FOOD & DRUG RETAILING -- 0.3%
                                      Food Retail -- 0.3%
          8,785,000                   Dominos Pizza Master Issuer LLC, 7.629%, 4/25/37        $    6,522,863
                                                                                              --------------
                                      Total Food & Drug Retailing                             $    6,522,863
------------------------------------------------------------------------------------------------------------
                                      BANKS -- 1.9%
                                      Thrifts & Mortgage Finance -- 1.9%
          2,837,523           0.84    ACE 2004-HE4 M1, Floating Rate Note, 12/25/34           $    1,947,629
            988,025           0.33    ACE Securities Corp., Floating Rate Note, 7/25/36              400,298
          2,073,839                   Amortizing Residential, 1.51875%, 1/25/32                      772,298
          1,215,923           0.83    Bayview Financial Acquisition LP, Floating Rate Note,
                                      8/28/44                                                      1,051,878
          1,868,728           0.35    Bear Stearns Asset Backed Securities, Inc., 3656%,
                                      1/25/37                                                      1,525,685
          1,480,000           0.70    Bear Stearns Asset Backed Securities, Inc., Floating
                                      Rate Note, 1/25/47                                             221,635
          4,720,000           0.92    Bear Stearns Asset Backed Securities, Inc., Floating
                                      Rate Note 3/25/35                                            3,045,496
          8,090,000           0.45    Carrington Mortgage Loan Trust LLC, Floating Rate
                                      Note, 12/25/36                                               3,315,104
          1,017,156           0.35    Carrington Mortgage Loan Trust LLC, Floating Rate
                                      Note, 2/25/32                                                  884,331

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/09    19

                       Floating
Principal              Rate (b)
Amount                 (unaudited)                                                               Value
                                      Thrifts & Mortgage Finance -- (continued)
        $ 3,684,805           0.36    Carrington Mortgage Loan Trust LLC, Floating Rate
                                      Note, 2/25/35                                               $    3,224,579
          3,800,000           0.34    Carrington Mortgage Loan Trust LLC, Floating Rate
                                      Note, 10/25/36                                                   2,889,792
          1,700,000           0.89    Countrywide Asset-Backed Certificates, Inc., Floating
                                      Rate Note, 11/25/34                                                649,681
          2,470,886           0.43    Countrywide Asset-Backed Certificates, Inc., Floating
                                      Rate Note, 7/25/36                                               1,735,604
          1,228,804           0.60    FBR Securitization Trust, Floating Rate Note,
                                      10/25/35                                                           694,351
            551,974           0.43    FFML 2006-FF4 A2, Floating Rate Note, 3/25/36                      361,913
          1,800,000           0.37    Gsamp Trust, Floating Rate Note, 1/25/37                         1,391,812
          3,576,927           0.36    Lehman XS Trust., Floating Rate Note, 8/25/36                    1,320,633
          8,075,134           0.59    Lehman XS Trust., Floating Rate Note, 12/25/35                   2,210,905
          2,244,383           0.35    Morgan Stanley ABS Capital, Inc., Floating Rate Note,
                                      2/25/37                                                          1,899,430
            792,763           0.36    Morgan Stanley ABS Capital, Inc., Floating Rate Note,
                                      2/25/37                                                            685,943
          2,086,495           0.35    Option One Mortgage Loan Trust, Floating Rate Note,
                                      7/25/36                                                          1,558,914
          2,107,793           0.41    Residential Asset Mortgage, Products, Inc., Floating
                                      Rate Note, 10/25/35                                              1,666,562
          1,685,389           0.45    Residential Asset Mortgage, Products, Inc., Floating
                                      Rate Note, 3/25/36                                               1,162,292
                                                                                                  --------------
                                                                                                  $   34,616,765
                                                                                                  --------------
                                      Total Banks                                                 $   34,616,765
----------------------------------------------------------------------------------------------------------------
                                      DIVERSIFIED FINANCIALS -- 0.3%
                                      Consumer Finance -- 0.0%
            507,855           0.47    Residential Asset Securities Corp., Floating Rate Note,
                                      1/25/35                                                     $      410,126
                                                                                                  --------------
----------------------------------------------------------------------------------------------------------------
                                      Diversified Financial Services -- 0.3%
          1,601,133                   Aircraft Finance Trust, 0.84%, 5/15/24                      $    1,040,737
          7,021,883           0.72    Aircraft Finance Trust, Floating Rate Note, 5/15/24              2,808,753
                                                                                                  --------------
                                                                                                  $    3,849,490
----------------------------------------------------------------------------------------------------------------
                                      Investment Banking & Brokerage -- 0.0%
            920,000           0.40    MLMI 2006-AR1 A2C, Floating Rate Note, 3/25/37              $      315,091
                                                                                                  --------------
                                      Total Diversified Financials                                $    4,574,707
----------------------------------------------------------------------------------------------------------------
                                      TOTAL ASSET BACKED SECURITIES
                                      (Cost $64,954,007)                                          $   50,789,639
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20    Pioneer Global High Yield Fund | Annual Report | 10/31/09

                       Floating
Principal              Rate (b)
Amount                 (unaudited)                                                               Value
---------------------------------------------------------------------------------------------------------------
                                      COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.8%
                                      MATERIALS -- 0.2%
                                      Forest Products -- 0.2%
        $ 4,315,000                   T SRA R 2006-1 F, 7.5296%, 10/15/36 (144A)                 $    3,754,050
                                                                                                 --------------
                                      Total Materials                                            $    3,754,050
---------------------------------------------------------------------------------------------------------------
                                      BANKS -- 1.1%
                                      Thrifts & Mortgage Finance -- 1.1%
          2,984,448           0.61    Countrywide Alternative Loan Trust, Inc., Floating Rate
                                      Note, 1/25/36                                              $      866,826
          2,510,295           0.59    Countrywide Alternative Loan Trust, Inc., Floating Rate
                                      Note, 9/25/35                                                   1,359,705
          3,215,298                   Countrywide Home Loan Trust, Inc., 4.5%, 9/25/35                2,631,343
          1,311,080           0.61    Countrywide Home Loans, Inc., Floating Rate Note,
                                      3/25/35                                                           443,764
          2,767,587           0.59    Countrywide Home Loans, Inc., Floating Rate Note,
                                      3/25/35                                                           695,786
          4,219,682           0.71    DSLA 2005-AR6 2A1C, Floating Rate Note, 10/19/45                  700,690
            349,714           1.00    Impac CMB Trust, Floating Rate Note, 4/25/35                      239,599
          1,048,269           0.65    Impac CMB Trust, Floating Rate Note, 4/25/35                      760,351
          1,438,947           0.33    Impac Securities Assets Corp., Floating Rate Note,
                                      11/25/36                                                          622,384
          8,594,455           0.51    Luminent Mortgage Trust, Floating Rate Note, 7/25/36            1,042,587
          4,890,000                   SBA CMBS Trust, 7.825%, 11/15/36                                4,841,100
          2,122,281           0.55    Structured Asset Mortgage Investments, Inc., Floating
                                      Rate Note, 9/25/45                                              1,252,430
          4,867,773           0.47    WAMU Mortgage Pass-Through Certificates, Floating
                                      Rate Note, 4/25/45                                              3,540,124
          1,235,266           0.73    WAMU Mortgage Pass-Through Certificates, Floating
                                      Rate Note, 7/25/45                                                604,741
                                                                                                 --------------
                                                                                                 $   19,601,430
                                                                                                 --------------
                                      Total Banks                                                $   19,601,430
---------------------------------------------------------------------------------------------------------------
                                      TELECOMMUNICATION SERVICES -- 0.5%
                                      Integrated Telecommunication Services -- 0.5%
          9,670,000                   Global Tower Partners Acquisition LLC, 7.87%,
                                      5/15/37                                                    $    9,186,500
                                                                                              -----------------
                                      Total Telecommunication Services                           $    9,186,500
---------------------------------------------------------------------------------------------------------------
                                      TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                      (Cost $41,478,867)                                         $   32,541,980
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/09    21

                       Floating
Principal              Rate (b)
Amount                 (unaudited)                                                            Value
                                      CORPORATE BONDS -- 79.0%
                                      ENERGY -- 13.4%
                                      Coal & Consumable Fuels -- 1.8%
        $ 4,750,000                   Adaro Indonesia PT, 7.625%,
                                      10/22/19 (c)                                            $    4,690,625
          2,105,000                   Arch Coal, Inc., 8.75%, 8/1/16                               2,157,625
          8,512,000                   Drummond Co., Inc., 9.0%, 10/15/14 (144A)                    8,597,120
          3,650,000                   Empire Cap Resources Pte, Ltd., 9.375%, 12/15/11             3,786,875
          3,060,000                   Indo Integrated Energy II BV, 9.75%, 11/5/16                 3,048,525
            750,000                   Indo Intergrate Energy BV, 8.5%, 6/1/12                        747,319
          6,395,000                   New World Resources BV, 7.375%, 5/15/15 (144A)               8,805,466
                                                                                              --------------
                                                                                              $   31,833,555
------------------------------------------------------------------------------------------------------------
                                      Integrated Oil & Gas -- 0.2%
          2,950,000                   Petroleum Co. of Trinidad & Tobago, Ltd., 9.75%,
                                      8/14/19                                                 $    3,348,250
------------------------------------------------------------------------------------------------------------
                                      Oil & Gas Drilling -- 0.8%
          9,498,421                   DDI Holding AS, 9.3%, 1/19/12 (144A)                    $    8,643,563
          1,139,175                   DDI Holdings AS, 9.3%, 4/23/12 (144A)                        1,053,737
          1,250,000                   Hercules Offshore, Inc., 10.5%, 10/15/17                     1,246,875
         13,500,000                   Petrolia Drilling ASA, 12.0%, 6/20/12                        1,214,803
 NOK     17,000,000          11.65    Sevan Drilling ASA, Floating Rate Note, 12/7/12              2,524,833
                                                                                              --------------
                                                                                              $   14,683,811
------------------------------------------------------------------------------------------------------------
                                      Oil & Gas Equipment & Services -- 1.2%
          6,910,000                   Complete Production Service, Inc., 8.0%, 12/15/16       $    6,547,225
          1,600,000           0.00    DP Producer AS, Floating Rate Note, 12/5/11
                                      (144A) (f)                                                      16,000
          4,200,000                   Nexus ASA, Floating Rate Note, 3/7/12                        1,890,000
 NOK     13,000,000                   PetroJack AS, 11.0%, 4/12/10                                   681,443
          1,900,000                   Petroprod, Ltd., 10.85%, 5/24/13 (f)                           133,000
          1,200,000           0.00    Petroprod, Ltd., Floating Rate Note, 1/12/12 (f)               144,000
          1,400,000           0.00    Sevan Marine ASA, Floating Rate Note, 5/14/13
                                      (144A)                                                       1,092,000
          6,300,000                   Sevan Marine ASA, 9.25%, 12/20/11 (144A)                     5,733,000
 NOK     20,500,000          11.99    Sevan Marine ASA, Floating Rate Note, 10/24/12
                                      (144A)                                                       3,152,110
          4,231,200                   Skeie Drilling And Production ASA, 11.25%, 3/8/13            2,750,280
                                                                                              --------------
                                                                                              $   22,139,058
------------------------------------------------------------------------------------------------------------
                                      Oil & Gas Exploration & Production -- 7.0%
          8,305,000                   Berry Petroleum Co., 10.25%, 6/1/14                     $    8,886,350
          1,225,000                   Bill Barrett Corp., 9.875%, 7/15/16                          1,298,500
EURO      2,550,000                   Chesapeake Energy Corp., 6.25%, 1/15/17                      3,454,842
          4,750,000                   Comstock Resources, Inc., 8.375%, 10/15/17                   4,702,500
          1,115,000                   Concho Resources, Inc., 8.625%, 10/1/17                      1,148,450

The accompanying notes are an integral part of these financial statements.

22    Pioneer Global High Yield Fund | Annual Report | 10/31/09

                       Floating
Principal              Rate (b)
Amount                 (unaudited)                                                            Value
                                      Oil & Gas Exploration & Production -- (continued)
        $ 4,100,000                   Continental Resources, 8.25%, 10/1/19                   $    4,212,750
          1,130,000                   Denbury Resources, Inc., 9.75%, 3/1/16                       1,211,925
          3,505,000                   Harvest Operations Corp., 7.875%, 10/15/11                   3,531,288
          6,025,000                   Hilcorp Energy, 9.0%, 6/1/16 (144A)                          6,025,000
          4,995,000                   Linn Energy LLC, 11.75%, 5/15/17 (144A)                      5,550,694
          6,500,000                   Norse Energy ASA, 10.0%, 7/13/10                               988,092
         11,303,000                   Norse Energy ASA, 6.5%, 7/14/11 (144A)                       8,816,340
         42,500,000                   Norwegian Energy Co., 11.0%, 7/13/10                         7,630,195
         43,000,000                   Norwegian Energy Co., AS, 12.9%, 11/20/14                    7,550,912
 NOK     48,000,000                   PA Resources AB, 8.75%, 3/10/10                              8,303,120
          2,345,000                   Petrohawk Energy Corp., 10.5%, 8/1/14 (c)                    2,556,050
          2,150,000                   Petroquest Energy, Inc., 10.375%, 5/15/12                    2,117,750
          3,040,000                   Plains Exploration & Production Co., 8.625%,
                                      10/15/19                                                     3,047,600
          2,535,000                   Plains Exploration & Production Co., 10.0%,
                                      3/1/16 (c)                                                   2,712,450
          5,635,000                   Quicksilver Resources Inc., 7.125%, 4/1/16                   5,057,413
          6,870,000                   Quicksilver Resources, Inc., 9.125%, 8/15/19                 6,955,875
          7,260,000                   Sandridge Energy, Inc., 8.0%, 6/1/18                         7,187,400
          6,260,000                   Sandridge Energy, Inc., 8.625, 4/1/15                        6,353,900
          1,590,000                   Sandridge Energy, Inc., Floating Rate Note, 4/1/14           1,407,500
         15,400,000                   TNK-BP Finance SA, 7.875%, 3/13/18 (144A)                   15,592,500
                                                                                              --------------
                                                                                              $  126,299,396
------------------------------------------------------------------------------------------------------------
                                      Oil & Gas Refining & Marketing -- 1.2%
         10,700,000                   Petroplus Finance, Ltd., 9.37%, 9/15/19 (144A)          $   10,726,750
          8,240,000                   Tesoro Corp., 9.75%, 6/1/19                                  8,466,600
          2,000,000                   Tesoro Corp., 6.5%, 6/1/17 (144A)                            1,790,000
                                                                                              --------------
                                                                                              $   20,983,350
------------------------------------------------------------------------------------------------------------
                                      Oil & Gas Storage & Transportation -- 1.2%
          5,540,000           8.38    Enterprise Products LP, Floating Rate Note, 8/1/66      $    5,429,200
          5,030,000                   Enterprise Products Operating LP, 7.0%, 6/1/67               4,527,000
          1,635,000                   Regency Energy Partners LP, 9.375%, 6/1/16                   1,724,925
         11,725,000           7.20    Southern Union Co., 7.2%, 11/1/66                            9,614,500
                                                                                              --------------
                                                                                              $   21,295,625
                                                                                              --------------
                                      Total Energy                                            $  240,583,045
------------------------------------------------------------------------------------------------------------
                                      MATERIALS -- 10.5%
                                      Aluminum -- 1.3%
         11,515,000                   Asia Aluminum Holdings, Ltd., 8.0%, 12/23/11
                                      (144A) (f)                                              $    1,813,613
         16,460,000                   CII Carbon LLC, 11.125%, 11/15/15                           16,213,100
          6,866,256           6.83    Noranda Aluminum Acquisition Corp., Floating Rate
                                      Note, 5/15/15                                                4,823,545

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/09    23

                       Floating
Principal              Rate (b)
Amount                 (unaudited)                                                            Value
                                      Aluminum -- (continued)
        $ 1,250,000                   Novelis, Inc., 7.25%, 2/15/15                           $    1,121,875
                                                                                              --------------
                                                                                              $   23,972,133
------------------------------------------------------------------------------------------------------------
                                      Commodity Chemicals -- 1.4%
         12,343,000                   Basell Finance Co., 8.1%, 3/15/27 (144A) (f)            $    9,504,110
          4,100,000                   Hexion U.S. Finance/Nova Scotia, Inc., 9.75%,
                                      11/15/14 (c)                                                 3,485,000
          3,320,000                   Nell AF Sarl, 8.375%, 8/15/15 (144A) (f)                     1,026,733
            500,000                   Nell AF Sarl, 8.375%, 8/15/15 (144A) (f)                       107,500
          4,835,000                   Nova Chemicals Corp., 8.375%, 11/1/16 (144A)                 4,859,175
          5,755,000                   Nova Chemicals Corp., 8.625%, 11/1/19 (144A) (c)             5,826,938
                                                                                              --------------
                                                                                              $   24,809,456
------------------------------------------------------------------------------------------------------------
                                      Construction Materials -- 0.7%
         15,675,000                   AGY Holding Corp., 11.0%, 11/15/14                      $   12,853,500
            540,000                   U.S. Concrete, Inc., 8.375%, 4/1/14                            379,350
                                                                                              --------------
                                                                                              $   13,232,850
------------------------------------------------------------------------------------------------------------
                                      Diversified Chemical -- 0.6%
EURO     12,065,000                   Ineos Group Holdings Plc, 7.875%, 2/15/16 (144A)        $    9,727,732
------------------------------------------------------------------------------------------------------------
                                      Diversified Metals & Mining -- 1.3%
          5,705,000                   Blaze Recycling & Metals, 13.0%, 7/16/12                $    3,964,975
          6,000,000                   FMG Finance Pty, Ltd., 10.625%, 9/1/16 (144A) (c)            6,585,000
         11,575,000                   Prime Dig Pte, Ltd., 11.75%, 11/3/14                        11,561,110
          1,000,000                   Teck Resources, Ltd., 10.25%, 5/15/16 (c)                    1,152,500
                                                                                              --------------
                                                                                              $   23,263,585
------------------------------------------------------------------------------------------------------------
                                      Forest Products -- 0.3%
            832,961                   Ainsworth Lumber Co., Ltd., 11.0%, 7/29/15 (144A)       $      516,436
          3,675,000                   Mandra Forestry, Ltd., 12.0%, 5/15/13 (144A) (f)             2,940,000
          2,150,000                   Sino-Forest Corp., 10.25%, 7/28/14 (144A)                    2,289,750
                                                                                              --------------
                                                                                              $    5,746,186
------------------------------------------------------------------------------------------------------------
                                      Metal & Glass Containers -- 1.5%
          3,758,000                   AEP Industries, Inc., 7.875%, 3/15/13                   $    3,626,470
          1,380,000                   Ardagh Glass Finance Plc, 9.25%, 7/1/16 (144A)               2,174,518
EURO      4,295,000                   Consol Glass, Ltd., 7.625%, 4/15/14 (144A)                   5,819,038
EURO      9,850,000                   Impress Metal Pack Holding NA, 9.25%, 9/15/14
                                      (144A)                                                      14,868,264
                                                                                              --------------
                                                                                              $   26,488,290
------------------------------------------------------------------------------------------------------------
                                      Paper Packaging -- 0.8%
          4,655,000                   Graphic Packaging Co., 9.5%, 8/15/13 (c)                $    4,777,194
         10,400,000                   US Corrugated, Inc., 10.0%, 6/1/13                           8,736,000
                                                                                              --------------
                                                                                              $   13,513,194
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24    Pioneer Global High Yield Fund | Annual Report | 10/31/09

                       Floating
Principal              Rate (b)
Amount                 (unaudited)                                                            Value
                                      Paper Products -- 1.2%
        $ 2,415,000                   Cellu Tissue Holdings, Inc., 11.5%, 6/1/14              $    2,644,425
          1,195,000                   Clearwater Paper Corp., 10.625%, 6/15/16                     1,302,550
         17,020,000                   Exopack Holding Corp., 11.25%, 2/1/14                       17,275,300
                                                                                              --------------
                                                                                              $   21,222,275
------------------------------------------------------------------------------------------------------------
                                      Precious Metals & Minerals -- 0.1%
          2,500,000                   Alrosa Finance SA, 8.875%, 11/17/14 (144A)              $    2,509,375
------------------------------------------------------------------------------------------------------------
                                      Steel -- 1.3%
         12,810,000                   Algoma Acquisition Corp., 9.875%, 6/15/15 (144A)        $   10,952,550
EURO     10,800,000                   Bulgaria Steel Finance, 12.0%, 5/4/13 (f)                      636,186
          5,350,000                   Evraz Group SA, 8.875%, 4/24/13 (144A)                       5,236,313
          2,670,000                   Evraz Group SA, 9.5%, 4/24/18 (144A)                         2,629,950
          3,060,000                   Ryerson, Inc., 12.0%, 11/1/15                                2,998,800
          2,505,000                   Zlomrex International SA, 8.5%, 2/1/14 (144A)                1,217,368
                                                                                              --------------
                                                                                              $   23,671,167
                                                                                              --------------
                                      Total Materials                                         $  188,156,243
------------------------------------------------------------------------------------------------------------
                                      CAPITAL GOODS -- 7.0%
                                      Aerospace & Defense -- 1.1%
          8,540,000                   Aeroflex, Inc., 11.75%, 2/15/15                         $    8,027,600
            881,000                   Bombardier, Inc., 7.25%, 11/15/16                            1,310,381
          2,160,000                   DigitalGlobe, Inc. 10.5%, 5/1/14                             2,332,800
          7,730,000                   GeoEye, Inc., 9.625%, 10/1/15                                7,981,225
                                                                                              --------------
                                                                                              $   19,652,006
------------------------------------------------------------------------------------------------------------
                                      Building Products -- 0.4%
          2,080,000                   C10 Capital SPV, Ltd., 6.277%, 5/29/49                  $    2,174,813
          1,047,000           6.72    C10 Capital SPV, Ltd., Floating Rate Note, 12/31/49            743,370
          3,271,000                   Industrias Unidas SA de CV, 11.5%, 11/15/16
                                      (144A)                                                       1,471,950
          1,500,000                   Panolam Industries International, Inc., 10.75%,
                                      10/1/13 (f)                                                    480,000
          2,815,000                   USG Corp., 9.75%, 8/1/14 (144A)                              2,955,750
                                                                                              --------------
                                                                                              $    7,825,883
------------------------------------------------------------------------------------------------------------
                                      Construction & Engineering -- 0.5%
          2,625,000                   Dycom Industries, Inc., 8.125%, 10/15/15                $    2,415,000
          6,575,000                   Esco Corp., 8.625%, 12/15/13 (144A)                          6,492,813
            270,000           6.65    Esco Corp., Floating Rate Note, 12/15/13 (144A)                246,375
                                                                                              --------------
                                                                                              $    9,154,188
------------------------------------------------------------------------------------------------------------
                                      Construction & Farm Machinery & Heavy Trucks -- 1.4%
          3,840,000                   American Railcar Industries, Inc., 7.5%, 3/1/14         $    3,494,400
          4,000,000                   Case New Holland, Inc., 7.75%, 9/1/13 (144A)                 3,970,000
         12,820,000                   Commercial Vehicle Group, Inc., 8.0%, 7/1/13                 7,307,400
          3,480,000                   Greenbrier Co., Inc., 8.375%, 5/15/15                        2,683,950

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/09    25

                       Floating
Principal              Rate (b)
Amount                 (unaudited)                                                                  Value
                                      Construction & Farm Machinery & Heavy Trucks -- (continued)
        $ 7,830,000                   Titan Wheel International, Inc., 8.0%, 1/15/12                $    7,438,500
                                                                                                    --------------
                                                                                                    $   24,894,250
------------------------------------------------------------------------------------------------------------------
                                      Heavy Electrical Equipment -- 1.1%
         19,000,000                   Altra Industrial Motion, Inc., 9.0%, 12/1/11                  $   19,403,750
------------------------------------------------------------------------------------------------------------------
                                      Industrial Conglomerates -- 0.3%
          3,590,000                   CIA Latino Americano, 9.75%, 5/10/12                          $    2,872,000
          5,322,000                   Indalex Holding, Inc., 11.5%, 2/1/14 (f)                              59,873
          4,768,000                   Park-Ohio Industries, Inc., 8.375%, 11/15/14                       3,742,880
                                                                                                    --------------
                                                                                                    $    6,674,753
------------------------------------------------------------------------------------------------------------------
                                      Industrial Machinery -- 1.0%
         12,135,000                   Industrias Metalurgicas Pescar SA, 11.25%,
                                      10/22/14                                                      $    9,222,600
          9,685,000                   Mueller Water Products, Inc., 7.375%, 6/1/17                       8,377,525
                                                                                                    --------------
                                                                                                    $   17,600,125
------------------------------------------------------------------------------------------------------------------
                                      Trading Companies & Distributors -- 1.2%
          2,000,000                   Glencore Finance Europe SA, 8.0%, 2/28/49                     $    1,880,000
          9,835,000                   Glencore Funding LLC, 6.0%, 4/15/14 (144A)                         9,646,817
          9,600,000                   Intcomex, Inc., 11.75%, 1/15/11                                    7,656,000
          1,500,000                   Wesco Distribution, Inc., 7.5%, 10/15/17                           1,475,625
                                                                                                    --------------
                                                                                                    $   20,658,442
                                                                                                    --------------
                                      Total Capital Goods                                           $  125,863,397
------------------------------------------------------------------------------------------------------------------
                                      COMMERCIAL SERVICES & SUPPLIES -- 1.9%
                                      Commercial Printing -- 0.3%
          4,910,000                   Sheridan Acquisition Corp., 10.25%, 8/15/11                   $    4,320,800
------------------------------------------------------------------------------------------------------------------
                                      Diversified Support Services -- 0.6%
          4,000,000                   Iron Mountain, Inc., 8.375%, 8/15/21 (c)                      $    4,140,000
             13,050                   MSX International, Inc., 12.5%, 4/1/12 (144A)                      7,503,750
                                                                                                    --------------
                                                                                                    $   11,643,750
------------------------------------------------------------------------------------------------------------------
                                      Environmental & Facilities Services -- 0.9%
          6,510,000                   Aleris International, Inc., 10.0%, 12/15/16 (f) (c)           $       56,963
          2,110,000                   Aleris International, Inc., 9.0%, 12/15/14 (f)                         7,385
          1,530,000                   Casella Waste Systems, Inc., 11.0%, 7/15/14                        1,633,275
EURO      3,022,531                   New Reclamation Group, Ltd., 8.125%, 2/1/13
                                      (144A)                                                             3,872,488
          4,750,000                   Waste Services, Inc., 9.5%, 4/15/14 (c)                            4,773,750
          4,500,000                   Waste Services, Inc., 9.5%, 4/15/14                                4,522,500
                                                                                                    --------------
                                                                                                    $   14,866,361
------------------------------------------------------------------------------------------------------------------
                                      Office Services & Supplies -- 0.1%
          2,825,000                   Fibria Overseas Finance, Ltd., 9.25%, 10/30/19                $    2,960,600
                                                                                                    --------------
                                      Total Commercial Services & Supplies                          $   33,791,511
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26    Pioneer Global High Yield Fund | Annual Report | 10/31/09

                       Floating
Principal              Rate (b)
Amount                 (unaudited)                                                            Value
                                      TRANSPORTATION -- 1.5%
                                      Air Freight & Couriers -- 0.6%
        $ 1,095,000                   Ceva Group Plc, 10.0%, 12/1/16 (144A)                   $    1,032,035
          4,700,000                   Ceva Group Plc, 10.0%, 9/1/14 (144A)                         4,394,500
          2,445,000                   Ceva Group Plc, 11.625%, 10/1/16                             2,481,675
          2,562,000                   Ceva Group Plc, 12.0%, 9/1/14                                3,697,476
                                                                                              --------------
                                                                                              $   11,605,686
------------------------------------------------------------------------------------------------------------
                                      Airlines -- 0.9%
            485,097                   Continental Airlines, Inc., 8.499%, 5/1/11              $      450,898
         10,940,000                   Delta Air Lines, Inc., 12.25%, 3/15/15                      10,338,300
          5,065,000                   Delta Air Lines, Inc., 9.5%, 9/15/14                         5,166,300
                                                                                              --------------
                                                                                              $   15,955,498
                                                                                              --------------
                                      Total Transportation                                    $   27,561,184
------------------------------------------------------------------------------------------------------------
                                      AUTOMOBILES & COMPONENTS -- 2.0%
                                      Auto Parts & Equipment -- 1.9%
          7,000,000                   Allison Transmission Inc., 11.25%, 11/1/15
                                      (144A) (c)                                              $    6,930,000
          4,500,000                   Hawk Corp., 8.75%, 11/1/14                                   4,522,500
         13,040,000                   Lear Corp., 8.75%, 12/1/16 (f)                               8,867,200
         16,550,000          12.00    Stanadyne Corp., Floating Rate Note, 2/15/15                 9,102,500
          4,265,000                   Stanadyne Corp., 10.0%, 8/15/14                              3,667,900
          1,090,000                   Tenneco Automotive, Inc., 8.625%, 11/15/14 (c)               1,027,325
                                                                                              --------------
                                                                                              $   34,117,425
------------------------------------------------------------------------------------------------------------
                                      Tires & Rubber -- 0.1%
          1,815,000                   Goodyear Tire & Rubber Co., 10.5%, 5/15/16              $    1,964,738
                                                                                              --------------
                                      Total Automobiles & Components                          $   36,082,163
------------------------------------------------------------------------------------------------------------
                                      CONSUMER DURABLES & APPAREL -- 1.4%
                                      Homebuilding -- 0.6%
          5,500,000                   Corporacion GEO SA de CV, 8.875%, 9/25/14               $    5,678,750
          1,490,000                   KB Home Inc., 9.1%, 9/15/17                                  1,549,600
          1,600,000                   Meritage Homes Corp., 6.25%, 3/15/15                         1,476,000
          2,620,000                   Urbi Desarrollos Urbanos SA de CV, 8.5%, 4/19/16
                                      (144A)                                                       2,606,900
                                                                                              --------------
                                                                                              $   11,311,250
------------------------------------------------------------------------------------------------------------
                                      Housewares & Specialties -- 0.6%
         11,165,000                   Yankee Acquisition Corp., 9.75%, 2/15/17 (c)            $   10,523,013
------------------------------------------------------------------------------------------------------------
                                      Leisure Products -- 0.1%
          1,495,000                   Freedom Group, Inc., 10.25%, 8/1/15                     $    1,577,225
------------------------------------------------------------------------------------------------------------
                                      Textiles -- 0.1%
          1,410,000                   Invista Inc., 9.25%, 5/1/12 (144A)                      $    1,424,100
                                                                                              --------------
                                      Total Consumer Durables & Apparel                       $   24,835,588
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/09    27

                       Floating
Principal              Rate (b)
Amount                 (unaudited)                                                            Value
                                      CONSUMER SERVICES -- 3.4%
                                      Casinos & Gaming -- 2.9%
        $ 9,750,000                   Buffalo Thunder Revenue Authority, 9.375%,
                                      12/15/14 (f)                                            $    1,803,750
EURO      8,515,000                   Codere Finance SA, 8.25%, 6/15/15 (144A)                    11,285,669
          4,805,000                   Firekeepers Development Authority, 13.875%, 5/1/15
                                      (144A)                                                       5,189,400
          1,535,000                   Galaxy Entertainment Financial, Ltd., 9.875%,
                                      12/15/12 (144A)                                              1,504,300
          6,260,000                   Little Traverse Bay Odawa Inn, 10.25%, 2/15/14
                                      (144A)                                                       1,971,900
EURO      9,425,000           8.25    Lottomatica S.p.A., Floating Rate Note, 3/31/66
                                      (144A)                                                      13,185,759
          5,965,000                   Mashantucket Pequot Tribe, 8.5%, 11/15/15 (144A)             1,908,800
EURO      6,165,000                   Peermont Global, Ltd., 7.75%, 4/30/14 (144A)                 7,717,065
          4,971,000                   Scientific Games International, Inc., 9.25%, 6/15/19
                                      (144A)                                                       5,070,420
          3,065,000                   Shingle Springs Tribal, 9.375%, 6/15/15 (144A)               2,176,150
          5,095,000                   Station Casinos, Inc., 6.625%, 3/15/18 (f)                     203,800
                                                                                              --------------
                                                                                              $   52,017,013
------------------------------------------------------------------------------------------------------------
                                      Restaurants -- 0.3%
          5,750,000                   Arcos Dorados SA, 7.5%, 10/1/19 (c)                     $    5,548,750
------------------------------------------------------------------------------------------------------------
                                      Specialized Consumer Services -- 0.2%
          3,240,000                   Kar Holdings, Inc., 10.0%, 5/1/15 (144A)                $    3,321,000
                                                                                              --------------
                                      Total Consumer Services                                 $   60,886,763
------------------------------------------------------------------------------------------------------------
                                      MEDIA -- 2.4%
                                      Broadcasting -- 2.4%
          4,508,000                   CCH I LLC, 11.0%, 10/1/15 (f)                           $      901,600
          9,840,000                   Hughes Network Systems LLC, 9.5%, 4/15/14                   10,012,200
            840,000                   Hughes Network Systems LLC, 9.5%, 4/15/14                      846,300
          2,170,000          10.38    Inmarsat Finance Plc, Floating Rate Note, 11/15/12           2,240,525
         10,801,687                   Intelsat Bermuda, Ltd., 11.5%, 2/4/17 (144A)                10,423,628
          2,285,000                   Telesat Canada/Telesat LLC, 11.0%, 11/1/15                   2,479,225
          6,950,000                   Telesat Canada/Telesat LLC, 12.5%, 11/1/17                   7,618,938
          7,709,562                   Univision Communications, Inc., 9.75%, 3/15/15
                                      (PIK) (144A) (c)                                             5,974,911
          3,010,000                   Univision Communications, Inc., 12.0%, 7/1/14                3,254,563
                                                                                              --------------
                                                                                              $   43,751,890
                                                                                              --------------
                                      Total Media                                             $   43,751,890
------------------------------------------------------------------------------------------------------------
                                      RETAILING -- 1.1%
                                      Apparel Retail -- 0.0%
EURO        610,000          10.46    EDCON Holdings Proprietary, Ltd., Floating Rate Note,
                                      6/15/15 (144A)                                          $      547,974
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28    Pioneer Global High Yield Fund | Annual Report | 10/31/09

                       Floating
Principal              Rate (b)
Amount                 (unaudited)                                                            Value
                                      Internet Retail -- 0.7%
        $11,020,000                   Ticketmaster, Inc., 10.75%, 8/1/16                      $   11,350,600
------------------------------------------------------------------------------------------------------------
                                      Specialty Stores -- 0.4%
          7,055,000                   Sally Holdings LLC, 10.5%, 11/15/16 (c)                 $    7,478,300
                                                                                              --------------
                                      Total Retailing                                         $   19,376,874
------------------------------------------------------------------------------------------------------------
                                      FOOD, BEVERAGE & TOBACCO -- 3.4%
                                      Agricultural Products -- 0.4%
          7,260,000                   Cosan SA Industrial, 8.25%, 2/15/49 (144A)              $    6,316,200
------------------------------------------------------------------------------------------------------------
                                      Brewers -- 0.0%
            120,000                   Cia Brasileira de Bebida, 8.75%, 9/15/13                $      139,800
------------------------------------------------------------------------------------------------------------
                                      Distillers & Vintners -- 0.1%
EURO        505,649                   Belvedere SA, 0.0%, 4/11/14 (f)                         $      222,649
EURO      3,286,800                   Belvedere SA, 7.692%, 4/11/14                                1,306,400
EURO      3,810,000           0.00    Belvedere SA, Floating Rate Note, 5/15/13 (144A) (f)           561,080
                                                                                              --------------
                                                                                              $    2,090,129
------------------------------------------------------------------------------------------------------------
                                      Packaged Foods & Meats -- 1.8%
          2,470,000                   Arantes International, Inc., 10.25%, 6/19/13 (f)        $      221,065
          7,540,000                   Bertin, Ltd., 10.25%, 10/5/16 (144A) (c)                     7,492,875
          7,158,000                   Fabrica de Productos SA de CV, 9.25%, 2/23/17
                                      (144A)                                                       6,728,520
          5,300,000                   Independencia International, Ltd., 9.875%, 5/15/15
                                      (144A) (f)                                                   1,060,000
          8,075,000                   Marfrig Overseas, Ltd., 9.625%, 11/16/16 (144A)              8,075,000
          9,800,000                   Minerva Overseas, Ltd., 9.5%, 2/1/17 (144A) (c)              8,660,750
                                                                                              --------------
                                                                                              $   32,238,210
------------------------------------------------------------------------------------------------------------
                                      Tobacco -- 1.1%
         15,355,000                   Alliance One International, Inc., 10.0%, 7/15/16        $   15,969,200
          3,500,000                   Alliance One International, Inc., 10.0%, 7/15/16
                                      (144A)                                                       3,640,000
                                                                                              --------------
                                                                                              $   19,609,200
                                                                                              --------------
                                      Total Food, Beverage & Tobacco                          $   60,393,539
------------------------------------------------------------------------------------------------------------
                                      HOUSEHOLD & PERSONAL PRODUCTS -- 0.2%
                                      Household Products -- 0.2%
          3,090,000                   Central Garden & Pet Co., 9.125%, 2/1/13                $    3,128,625
                                                                                              --------------
                                      Total Household & Personal Products                     $    3,128,625
------------------------------------------------------------------------------------------------------------
                                      HEALTH CARE EQUIPMENT & SERVICES -- 3.7%
                                      Health Care Equipment -- 0.4%
          7,435,000                   Accellent, Inc., 10.5%, 12/1/13                         $    7,286,300
------------------------------------------------------------------------------------------------------------
                                      Health Care Facilities -- 0.4%
          3,202,960                   HCA, Inc., 9.625%, 11/15/16                             $    3,399,141
          2,285,000                   HCA, Inc., 8.5%, 4/15/19                                     2,422,100

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/09    29

                       Floating
Principal              Rate (b)
Amount                 (unaudited)                                                             Value
                                      Health Care Facilities -- (continued)
        $   845,000                   HCA, Inc., 9.875%, 2/15/17                               $      908,375
                                                                                               --------------
                                                                                               $    6,729,616
-------------------------------------------------------------------------------------------------------------
                                      Health Care Services -- 1.6%
            565,000                   AMR Holdco/Emcar Holdco, 10.0%, 2/15/15                  $      593,250
          7,845,000                   Dasa Finance Corp., 8.75%, 5/29/18 (144A)                     8,256,863
          3,665,000                   Rural/Metro Corp., 9.875%, 3/15/15                            3,674,163
          7,125,000                   Surgical Care Affiliates, Inc., 10.0%, 7/15/17 (144A)         5,985,000
          9,967,668                   Surgical Care Affiliates, Inc., 8.875%, 7/15/15
                                      (144A) (PIK)                                                  8,273,164
          2,500,000                   US Oncology, Inc., 9.125%, 8/15/17                            2,637,500
                                                                                               --------------
                                                                                               $   29,419,940
-------------------------------------------------------------------------------------------------------------
                                      Health Care Supplies -- 0.9%
          7,570,000                   Biomet, Inc., 10.375%, 10/15/17                          $    8,147,213
          2,470,000                   Inverness Medical Innovation, Inc., 9.0%, 5/15/16             2,507,050
          5,550,000                   Inverness Medical Innovation, Inc., 7.875%, 2/1/16            5,466,750
                                                                                               --------------
                                                                                               $   16,121,013
-------------------------------------------------------------------------------------------------------------
                                      Managed Health Care -- 0.4%
          7,350,000                   Multiplan, Inc., 10.375%, 4/15/16 (144A)                 $    7,056,000
                                                                                               --------------
                                      Total Health Care Equipment & Services                   $   66,612,869
-------------------------------------------------------------------------------------------------------------
                                      PHARMACEUTICALS & BIOTECHNOLOGY -- 0.7%
                                      Biotechnology -- 0.1%
          1,890,000                   Warner Chilcott Corp., 8.75%, 2/1/15                     $    1,956,150
-------------------------------------------------------------------------------------------------------------
                                      Pharmaceuticals -- 0.6%
          7,875,000                   Phibro Animal Health Corp., 10.0, 8/1/13 (144A)          $    7,875,000
          3,530,000                   Phibro Animal Health Corp., 13.0, 8/1/14 (144A)               3,459,400
                                                                                               --------------
                                                                                               $   11,334,400
                                                                                               --------------
                                      Total Pharmaceuticals & Biotechnology                    $   13,290,550
-------------------------------------------------------------------------------------------------------------
                                      BANKS -- 3.2%
                                      Diversified Banks -- 2.9%
          3,600,000                   Alfa Div Pymt Rights Finance, 7.24%, 12/15/11
                                      (144A)                                                   $    3,060,000
          6,675,000                   ATF Bank JSC, 9.25%, 4/12/12 (144A)                           6,641,625
          3,360,000                   ATF Bank, 9.0%, 5/11/16 (144A)                                3,271,800
          1,500,000          10.00    ATF Capital BV, 10.0%, 12/31/49                               1,200,000
          4,530,000                   ATF Capital BV, 9.25%, 2/21/14 (144A)                         4,416,750
          5,425,000                   Banco de Credito del Sur, 9.75%, 11/6/69                      5,425,000
          2,790,000                   Banco Macro SA, 8.5%, 2/1/17                                  2,287,800
          2,870,000                   Banco Macro SA, 9.75%, 12/18/36                               2,296,000
          6,230,000           8.66    Banco Macro SA, Floating Rate Note, 6/7/12                    4,174,100
          2,500,000           8.25    BTA Finance Luxembourg SA, 8.25%, 12/31/49                      150,000
          5,380,000                   Centercredit International BV, 8.625%, 1/30/14
                                      (144A)                                                        4,895,800

The accompanying notes are an integral part of these financial statements.

30    Pioneer Global High Yield Fund | Annual Report | 10/31/09

                       Floating
Principal              Rate (b)
Amount                 (unaudited)                                                            Value
                                      Diversified Banks -- (continued)
        $10,450,000                   International Finance Corp., 9.25%, 3/15/13             $    5,799,393
          3,750,000           9.20    Kazkommerts Finance 2 BV, Floating Rate Note,
                                      11/29/49                                                     2,479,875
          1,400,000                   Kazkommerts International BV, 8.0%, 11/3/15                  1,120,000
          2,465,000                   Russian Standard Bank ZAO, 7.5%, 10/7/10 (144A)              2,360,238
          3,410,000                   Temir Capital BV, 9.5%, 5/21/14                                784,300
          7,070,000                   Turanalem Finance BV, 8.5%, 2/10/15 (144A)                   1,696,800
                                                                                              --------------
                                                                                              $   52,059,481
------------------------------------------------------------------------------------------------------------
                                      Regional Banks -- 0.2%
          3,425,000                   Wells Fargo & Co., Floating Rate Note, 12/29/49         $    3,185,250
------------------------------------------------------------------------------------------------------------
                                      Thrifts & Mortgage Finance -- 0.1%
          3,190,000                   Hipotecaria Su Casita SA, 8.5%, 10//4/16 (144A)         $    2,635,738
                                                                                              --------------
                                      Total Banks                                             $   57,880,469
------------------------------------------------------------------------------------------------------------
                                      DIVERSIFIED FINANCIALS -- 4.3%
                                      Asset Management & Custody Banks -- 0.4%
          2,800,000                   Janus Capital Group, Inc., 6.5%, 6/15/12                $    2,785,994
          4,820,000                   Janus Capital Group, Inc., 6.95%, 6/15/17                    4,581,897
                                                                                              --------------
                                                                                              $    7,367,891
------------------------------------------------------------------------------------------------------------
                                      Consumer Finance -- 0.6%
          5,370,400                   Egidaco Investments Plc, 18.0%, 6/24/11                 $    6,010,635
          4,955,000                   Ford Motor Credit Co., 5.7%, 1/15/10 (c)                     4,957,324
          1,295,000                   Ford Motor Credit Co. 8.0%, 12/15/16                         1,250,983
                                                                                              --------------
                                                                                              $   12,218,942
------------------------------------------------------------------------------------------------------------
                                      Diversified Financial Services -- 0.1%
          1,135,000                   Ibis Re, Ltd., 11.2775%, 5/10/12                        $    1,224,438
------------------------------------------------------------------------------------------------------------
                                      Investment Banking & Brokerage -- 0.8%
         19,915,000           5.79    Goldman Sachs Capital Corp., Floating Rate Note,
                                      12/29/49                                                $   14,811,781
------------------------------------------------------------------------------------------------------------
                                      Specialized Finance -- 2.4%
         11,305,000                   Ace Cash Express, Inc., 10.25%, 10/1/14 (144A)          $    8,817,900
          7,360,000                   Cantor Fitzgerald LP, 7.875%, 10/15/19                       7,411,152
          2,700,000                   Capital One Capital, 10.25%, 8/15/39                         3,081,321
         19,800,000                   NCO Group, Inc., 11.875%, 11/15/14                          13,662,000
         12,325,000           7.68    NCO Group, Inc., Floating Rate Note, 11/15/13                9,521,063
                                                                                              --------------
                                                                                              $   42,493,436
                                                                                              --------------
                                      Total Diversified Financials                            $   78,116,488
------------------------------------------------------------------------------------------------------------
                                      INSURANCE -- 4.2%
                                      Insurance Brokers -- 1.7%
         11,140,000                   Alliant Holdings, Inc., 11.0%, 5/1/15 (144A)            $   10,861,500
         14,710,000                   Hub International Holdings, Ltd., 10.25%,
                                      6/15/15 (144A)                                              13,569,975

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/09    31

                       Floating
Principal              Rate (b)
Amount                 (unaudited)                                                            Value
                                      Insurance Brokers -- (continued)
        $   400,000                   Hub International Holdings Ltd., 9.0%, 12/15/14
                                      (144A)                                                  $      382,000
          4,841,000                   Usi Holdings Corp., 9.75%, 5/15/15 (144A)                    4,308,490
          2,634,000           6.68    Usi Holdings Corp., Floating Rate Note, 11/15/14             2,173,050
                                                                                              --------------
                                                                                              $   31,295,015
------------------------------------------------------------------------------------------------------------
                                      Life & Health Insurance -- 0.3%
          5,230,000                   Prudential Financial, Inc., 8.875%, 6/15/38             $    5,556,875
------------------------------------------------------------------------------------------------------------
                                      Multi-Line Insurance -- 0.9%
          3,320,000           7.00    Liberty Mutual Group Co., 7.0%, 3/15/37 (144A)          $    2,632,123
         10,500,000          10.75    Liberty Mutual Group Co., Floating Rate Note,
                                      6/15/58 (144A)                                              11,025,000
          3,037,081                   Sul America Partecipacoe SA, 8.625%,
                                      2/15/12 (144A)                                               3,192,731
                                                                                              --------------
                                                                                              $   16,849,854
------------------------------------------------------------------------------------------------------------
                                      Property & Casualty Insurance -- 0.1%
          2,000,000                   Kingsway America, Inc., 7.5%, 2/1/14                    $    1,600,000
------------------------------------------------------------------------------------------------------------
                                      Reinsurance -- 1.2%
          1,375,000          15.20    Atlas Reinsurance Plc, Floating Rate Note, 1/10/11
                                      Cat Bond (144A)                                         $    1,968,200
          1,875,000           7.19    Blue Fin, Ltd., Floating Rate Note, 4/10/12                  1,667,813
          1,000,000           8.92    Caelus Re, Ltd., Floating Rate Note, 6/7/11                    951,200
          1,750,000          18.03    Carillon, Ltd., Floating Rate Note, 1/10/11                  1,765,925
          2,600,000          12.03    Globecat, Ltd., Cat Bond, Floating Rate Note, 1/2/13
                                      (144A)                                                       2,247,440
            375,000           8.78    Globecat, Ltd., Cat Bond, Floating Rate Note, 1/2/13
                                      (144A)                                                         350,025
          1,000,000           8.56    Green Valley, Ltd., Floating Rate Note, 1/10/11
                                      (144A)                                                       1,416,839
            985,000          14.00    MBIA Insurance Corp., Floating Rate Note, 1/15/33
                                      (144A)                                                         423,550
            250,000                   MultiCat Mexico 2009, Ltd., 0.0%, 10/19/12                     252,675
            750,000                   MultiCat Mexico 2009, Ltd., 0.0%, 10/19/12                     751,650
            250,000                   MultiCat Mexico 2009, Ltd., 0.0%, 10/19/12                     252,675
            250,000                   MultiCat Mexico 2009, Ltd., 0.0%, 10/19/12                     250,725
            325,000           7.20    Muteki, Ltd., Cat Bond, Floating Rate Note, 5/24/11            314,373
            500,000           7.07    Nelson Re, Ltd., Floating Rate Note, 6/6/11                    482,400
            435,000           7.45    Newton Re, Ltd., Cat Bond, Floating Rate Note,
                                      12/24/10 (144A)                                                429,954
            745,000           9.75    Newton Re, Ltd., Cat Bond, Floating Rate Note,
                                      12/24/10 (144A)                                                725,258
          4,165,000                   Platinum Underwriters Holdings, Ltd., 7.5%, 6/1/17           3,997,067
          1,900,000          14.15    Residential Re, Floating Rate Note, 6/6/11                   1,877,390
          1,010,000          19.42    Successor II, Ltd., Cat Bond, Floating Rate Note,
                                      4/6/10                                                       1,008,788

The accompanying notes are an integral part of these financial statements.

32    Pioneer Global High Yield Fund | Annual Report | 10/31/09

                       Floating
Principal              Rate (b)
Amount                 (unaudited)                                                            Value
                                      Reinsurance -- (continued)
        $ 1,925,000          27.67    Successor II, Ltd., Cat Bond, Floating Rate Note,
                                      4/6/10                                                  $    1,924,038
                                                                                              --------------
                                                                                              $   23,057,985
                                                                                              --------------
                                      Total Insurance                                         $   78,359,729
------------------------------------------------------------------------------------------------------------
                                      REAL ESTATE -- 1.3%
                                      Diversified Real Estate Activities -- 0.4%
          8,190,000                   BR Malls International Finance, Ltd., 9.75%,
                                      12/31/49, Perpetual (144A)                              $    8,149,050
------------------------------------------------------------------------------------------------------------
                                      Real Estate Operating Companies -- 0.9%
          6,750,000                   Alto Palermo SA, 7.875%, 5/11/17 (144A)                 $    5,130,000
          6,037,065           8.86    Alto Palermo SA, Floating Rate Note, 6/11/12 (144A)          3,863,721
          8,405,000                   Inversiones Y Rep SA, 8.5%, 2/2/17 (144A) (c)                6,797,544
                                                                                              --------------
                                                                                              $   15,791,265
                                                                                              --------------
                                      Total Real Estate                                       $   23,940,315
------------------------------------------------------------------------------------------------------------
                                      SOFTWARE & SERVICES -- 2.3%
                                      Application Software -- 0.5%
          9,840,000                   Vangent, Inc., 9.625%, 2/15/15                          $    9,372,600
------------------------------------------------------------------------------------------------------------
                                      Data Processing & Outsourced Services -- 0.4%
          7,025,000                   First Data Corp., 9.875%, 9/24/15 (144A) (c)            $    6,480,563
------------------------------------------------------------------------------------------------------------
                                      Internet Software & Services -- 0.7%
         10,983,000                   Terremark Worldwide, Inc., 12.0%, 6/15/17               $   12,136,215
------------------------------------------------------------------------------------------------------------
                                      IT Consulting & Other Services -- 0.4%
          7,920,000                   Activant Solutions, Inc., 9.5%, 5/1/16                  $    7,207,200
------------------------------------------------------------------------------------------------------------
                                      Systems Software -- 0.3%
         17,350,000                   Pegasus Solutions, Inc., 10.5%, 4/15/15                 $    5,725,500
                                                                                              --------------
                                      Total Software & Services                               $   40,922,078
------------------------------------------------------------------------------------------------------------
                                      TECHNOLOGY HARDWARE & EQUIPMENT -- 0.6%
                                      Computer Storage & Peripherals -- 0.1%
          1,815,000                   Seagate Technology International LLC, 10.0%, 5/1/14     $    2,014,650
------------------------------------------------------------------------------------------------------------
                                      Electronic Equipment & Instruments -- 0.5%
          8,975,000                   Da-Lite Screen Co., Inc., 9.5%, 5/15/11                 $    8,582,344
                                                                                              --------------
                                      Total Technology Hardware & Equipment                   $   10,596,994
------------------------------------------------------------------------------------------------------------
                                      TELECOMMUNICATION SERVICES -- 7.5%
                                      Alternative Carriers -- 1.7%
         12,430,000                   Global Crossing, Ltd., 12.0%, 9/15/15 (144A)            $   13,331,175
         12,765,000                   Paetec Holdings Corp., 8.875%, 6/30/17                      12,637,350
          4,500,000                   Paetec Holdings Corp., 9.5%, 7/15/15 (c)                     4,117,500
                                                                                              --------------
                                                                                              $   30,086,025
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/09    33

                       Floating
Principal              Rate (b)
Amount                 (unaudited)                                                            Value
                                      Integrated Telecommunication Services -- 2.4%
        $17,340,000                   Broadview Networks Holdings, Inc., 11.375%, 9/1/12      $   16,126,200
          7,690,000                   Cincinatti Bell, Inc., 8.25%, 10/15/17                       7,593,875
          5,315,000                   Frontier Communications Corp., 8.125%, 10/1/18               5,334,931
          2,390,000                   GCI, Inc., 7.25%, 2/15/14                                    2,312,325
          3,345,000                   GCI, Inc., 8.625%, 11/15/19                                  3,345,000
          6,460,000                   Mastec, Inc., 7.625%, 2/1/17                                 6,072,400
          2,450,000                   Qwest Corp., 8.375%, 5/1/16                                  2,529,625
                                                                                              --------------
                                                                                              $   43,314,356
------------------------------------------------------------------------------------------------------------
                                      Wireless Telecommunication Services -- 3.4%
EURO      1,185,000                   Cell C Pty, Ltd., 11.0%, 7/1/15 (144A)                  $    1,179,075
          6,835,000                   Cricket Communications, Inc., 9.375%, 11/1/14 (c)            6,629,950
          7,600,000                   Digicel, Ltd., 9.25%, 9/1/12 (144A)                          7,714,000
          5,000,000                   Intelsat Jackson Holdings, Ltd., 8.5%, 11/1/19
                                      (144A)                                                       5,018,750
          8,180,000                   NII Capital Corp., 10.0%, 8/15/16 (144A)                     8,629,900
          3,315,000                   True Move Co., Ltd., 10.375%, 8/1/14 (144A)                  3,099,525
         18,455,000                   True Move Co., Ltd., 10.75%, 12/16/13 (144A)                17,624,525
          4,750,000                   UBS (Vimpelcom), 8.25%, 5/23/16 (144A)                       4,815,313
          6,475,000                   Vip Fin, 9.125%, 4/30/18 (144A)                              6,750,188
                                                                                              --------------
                                                                                              $   61,461,226
                                                                                              --------------
                                      Total Telecommunication Services                        $  134,861,607
------------------------------------------------------------------------------------------------------------
                                      UTILITIES -- 3.0%
                                      Electric Utilities -- 0.7%
         10,585,000                   CIA Transporte Energia, 8.875%, 12/15/16 (144A)         $    8,997,250
          1,254,119                   FPL Energy National Wind Co., 6.125%, 3/25/19
                                      (144A)                                                       1,147,155
          1,303,985                   FPL Energy Wind Funding Co., 6.876%, 6/27/17
                                      (144A)                                                       1,212,706
          2,085,000                   TXU Energy Co., 10.25%, 11/1/15 (c)                          1,480,350
                                                                                              --------------
                                                                                              $   12,837,461
------------------------------------------------------------------------------------------------------------
                                      Gas Utilities -- 0.8%
         16,917,000                   Transport De Gas Del Sur SA, 7.875%, 5/14/17
                                      (144A)                                                  $   14,781,229
------------------------------------------------------------------------------------------------------------
                                      Independent Power Producer & Energy Traders -- 0.8%
          1,007,000                   AES Chivor Corp., 9.75%, 12/30/14 (144A)                $    1,147,980
         10,600,000                   Biofuel Energy Corp., 10.0%, 6/7/12                          5,300,000
          6,245,000                   Intergen NV, 9.0%, 6/30/17                                   6,494,800
          1,152,349                   Juniper Generation LLC, 6.79%, 12/31/14 (144A)               1,079,947
                                                                                              --------------
                                                                                              $   14,022,727
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34    Pioneer Global High Yield Fund | Annual Report | 10/31/09

                       Floating
Principal              Rate (b)
Amount                 (unaudited)                                                            Value
                                      Multi-Utilities -- 0.7%
        $ 5,860,000                   NSG Holdings LLC, 7.75%, 12/15/25 (144A)                $    5,230,036
          7,599,104                   Ormat Funding Corp., 8.25%, 12/30/20                         6,383,248
                                                                                              --------------
                                                                                              $   11,613,284
                                                                                              --------------
                                      Total Utilities                                         $   53,254,701
------------------------------------------------------------------------------------------------------------
                                      TOTAL CORPORATE BONDS
                                      (Cost $1,593,537,791)                                   $1,422,246,622
------------------------------------------------------------------------------------------------------------
                                      FOREIGN GOVERNMENT BONDS -- 0.8%
                                      Government -- 0.8%
ITL   1,450,000,000                   Banco Nac De Desen Econo, 8.0%, 4/28/10                 $    1,122,261
BRL       2,560,000                   Federal Republic of Brazil, 5.875%, 1/15/19                  2,713,600
BRL       2,480,000                   Republic of Brazil, 12.5%, 1/5/22                            1,575,005
COP   2,510,000,000                   Republic of Colombia, 11.75%, 3/1/10                         1,286,242
COP  10,258,000,000                   Republic of Colombia, 12.0%, 10/22/15                        6,191,771
          1,250,000                   Republic of Peru, 7.125%, 3/30/19                            1,418,750
                                                                                              --------------
                                                                                              $   14,307,629
------------------------------------------------------------------------------------------------------------
                                      TOTAL FOREIGN GOVERNMENT BONDS
                                      (Cost $11,766,773)                                      $   14,307,629
------------------------------------------------------------------------------------------------------------
                                      MUNICIPAL BONDS -- 0.4%
                                      COMMERCIAL SERVICES & SUPPLIES -- 0.0%
                                      Environmental & Facilities Services -- 0.0%
          4,400,000           7.28    Ohio Air Quality Development, Floating Rate Note,
                                      6/8/22                                                  $      440,000
                                                                                              --------------
                                      Total Commercial Services & Supplies                    $      440,000
------------------------------------------------------------------------------------------------------------
                                      GOVERNMENT -- 0.4%
                                      Municipal Airport -- 0.0%
             15,000                   New Jersey Economic Development Authority Special
                                      Facility Revenue, 7.0%, 11/15/30                        $       13,928
------------------------------------------------------------------------------------------------------------
                                      Municipal General -- 0.4%
          8,875,000          12.00    Non-Profit PFD FDG TR 1, Floating Rate Note, 9/15/37    $    6,570,429
                                                                                              --------------
                                      Total Government                                        $    6,584,357
------------------------------------------------------------------------------------------------------------
                                      TOTAL MUNICIPAL BONDS
                                      (Cost $13,271,675)                                      $    7,024,357
------------------------------------------------------------------------------------------------------------
                                      SENIOR FLOATING RATE LOAN INTERESTS -- 5.6%**
                                      ENERGY -- 0.0%
                                      Oil & Gas Exploration & Production -- 0.0%
            646,177           4.25    Venoco, Inc., Second Lien, 5/7/14                       $      582,367
                                                                                              --------------
                                      Total Energy                                            $      582,367
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/09    35

                       Floating
Principal              Rate (b)
Amount                 (unaudited)                                                            Value
                                      MATERIALS -- 0.3%
                                      Diversified Metals & Mining -- 0.0%
$           550,000           0.00    Blaze Recycling & Metals LLC, Term Loan,
                                      5/14/12 (g)                                             $      561,000
------------------------------------------------------------------------------------------------------------
                                      Steel -- 0.3%
         10,925,367           9.25    Niagara Corp., Term Loan, 6/30/14                       $    5,080,296
                                                                                              --------------
                                      Total Materials                                         $    5,641,296
------------------------------------------------------------------------------------------------------------
                                      CAPITAL GOODS -- 0.3%
                                      Construction & Engineering -- 0.2%
            672,525           8.00    Custom Building Products, Inc., Term Loan, First Lien,
                                      10/20/11                                                $      657,393
          3,150,000          10.75    Custom Building Products, Inc., Loan (Second Lien),
                                      4/20/12                                                      3,004,313
                                                                                              --------------
                                                                                              $    3,661,706
------------------------------------------------------------------------------------------------------------
                                      Construction & Farm Machinery & Heavy Trucks -- 0.1%
          2,230,000           6.32    Oshkosh Corp., Term B Loan, 12/6/13                     $    2,231,542
                                                                                              --------------
                                      Total Capital Goods                                     $    5,893,248
------------------------------------------------------------------------------------------------------------
                                      COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                                      Diversified Support Services -- 0.0%
            501,673           3.82    Rental Service Corp., Initial Term Loan, Second Lien,
                                      11/30/13                                                $      455,268
------------------------------------------------------------------------------------------------------------
                                      Environmental & Facilities Services -- 0.0%
            646,993           2.28    Brickman Holdings, Inc., Tranche B Term, 1/23/14        $      610,869
                                                                                              --------------
                                      Total Commercial Services & Supplies                    $    1,066,137
------------------------------------------------------------------------------------------------------------
                                      TRANSPORTATION -- 0.2%
                                      Air Freight & Couriers -- 0.2%
            298,331           3.25    Ceva Group Plc, EGL Term Loan, 11/4/13                  $      257,311
EURO      6,767,576           8.56    Louis Topco, Ltd., Term Loan, 6/1/17                         2,890,222
            331,707           3.28    TNT Logistics Plc, Additional Pre Funded Loan,
                                      11/4/13                                                        275,870
            881,330           3.24    TNT Logistics Plc, U.S. Term Loan, 11/4/13                     743,989
                                                                                              --------------
                                                                                              $    4,167,392
                                                                                              --------------
                                      Total Transportation                                    $    4,167,392
------------------------------------------------------------------------------------------------------------
                                      AUTOMOBILES & COMPONENTS -- 0.0%
                                      Auto Parts & Equipment -- 0.0%
            997,384           3.01    Allison Transmission, Inc., Term Loan, 8/7/14           $      897,468
                                                                                              --------------
                                      Total Automobiles & Components                          $      897,468
------------------------------------------------------------------------------------------------------------
                                      CONSUMER SERVICES -- 0.4%
                                      Casinos & Gaming -- 0.3%
            990,170           2.79    Gateway Casinos & Entertainment, Inc., Delayed Draw,
                                      9/30/14                                                 $      820,604

The accompanying notes are an integral part of these financial statements.

36    Pioneer Global High Yield Fund | Annual Report | 10/31/09

                       Floating
Principal              Rate (b)
Amount                 (unaudited)                                                            Value
                                      Casinos & Gaming -- (continued)
        $ 4,888,655           2.79    Gateway Casinos & Entertainment, Inc., Term Advance,
                                      9/30/14                                                 $    4,051,473
          6,250,000           5.79    Gateway Casinos & Entertainment, Inc., Advance
                                      (Second Lien), 3/31/15                                       1,847,656
                                                                                              --------------
                                                                                              $    6,719,733
                                                                                              --------------
                                      Total Consumer Services                                 $    6,719,733
------------------------------------------------------------------------------------------------------------
                                      MEDIA -- 0.2%
                                      Cable & Satellite -- 0.2%
          1,000,000           6.75    CCO Holdings LLC, Incremental Loan, 10/28/14            $      865,500
          1,395,150           6.25    Charter Communications, Inc., New Term Loan,
                                      3/6/14                                                       1,272,078
          1,098,031           2.49    Knology, Inc., Term Loan, 6/30/12                            1,069,207
                                                                                              --------------
                                                                                              $    3,206,785
                                                                                              --------------
                                      Total Media                                             $    3,206,785
------------------------------------------------------------------------------------------------------------
                                      HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                      Household Products -- 0.1%
            656,330           8.00    Spectrum Brands, Inc., Dollar B Term Loan, 6/30/12      $      643,531
             33,670           5.65    Spectrum Brands, Inc., Letter of Credit, 6/30/12                33,014
            400,000           2.25    Yankee Candle Co., Inc., Term Loan, 2/6/14                     374,500
                                                                                              --------------
                                                                                              $    1,051,045
                                                                                              --------------
                                      Total Household & Personal Products                     $    1,051,045
------------------------------------------------------------------------------------------------------------
                                      HEALTH CARE EQUIPMENT & SERVICES -- 0.3%
                                      Health Care Supplies -- 0.3%
          4,710,000           4.49    Inverness Medical Innovations, Inc., Term Loan,
                                      6/26/15                                                 $    4,521,600
                                                                                              --------------
                                      Total Health Care Equipment & Services                  $    4,521,600
------------------------------------------------------------------------------------------------------------
                                      PHARMACEUTICALS & BIOTECHNOLOGY -- 0.6%
                                      Biotechnology -- 0.5%
          3,406,780           0.00    Warner Chilcott Corp., Term A Loan, 10/30/14            $    3,417,693
          1,703,390           0.00    Warner Chilcott Corp., Term B-1 Loan, 4/30/15                1,708,847
          3,747,458           0.00    Warner Chilcott Corp., Term B-2 Loan, 4/30/15                3,765,146
                                                                                              --------------
                                                                                              $    8,891,686
                                                                                              --------------
                                      Total Pharmaceuticals & Biotechnology                   $    8,891,686
------------------------------------------------------------------------------------------------------------
                                      DIVERSIFIED FINANCIALS -- 0.3%
                                      Consumer Finance -- 0.0%
            518,644           3.04    Dollar Financial Corp., Canadian Borrower Term Loan,
                                      10/30/12                                                $      493,360
                                                                                              --------------
                                                                                              $      493,360
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/09    37

                       Floating
Principal              Rate (b)
Amount                 (unaudited)                                                            Value
                                      Specialized Finance -- 0.2%
        $ 3,416,814           3.28    Ace Cash Express, Inc., Term Loan, 10/5/13              $    2,887,208
          1,048,848           7.50    NCO Financial System, Inc., Term B Advance, 5/15/13          1,016,727
                                                                                              --------------
                                                                                              $    3,903,935
                                                                                              --------------
                                      Total Diversified Financials                            $    4,397,295
------------------------------------------------------------------------------------------------------------
                                      INSURANCE -- 1.1%
                                      Insurance Brokers -- 0.7%
          2,891,000           3.28    Alliant Holdings I, Inc., Term Loan, 8/21/14            $    2,695,858
          3,225,000           0.00    HUB International Holdings, Ltd., Incremental Term
                                      Loan, 6/13/14                                                3,196,781
            941,358           2.74    HUB International Holdings, Ltd., Delaed Draw,
                                      6/13/14                                                        830,348
          4,188,030           2.74    HUB International Holdings, Ltd., Initial Term Loan,
                                      6/13/14                                                      3,694,156
            598,469           3.04    Usi Holdings Corp., Tranche B Term Loan, 5/5/14                521,167
            890,000                   Usi Holdings Corp., Series C New Term Loan, 5/5/14             866,638
                                                                                              --------------
                                                                                              $   11,804,948
------------------------------------------------------------------------------------------------------------
                                      Multi-Line Insurance -- 0.4%
          4,134,604           2.84    AmWins Group, Inc., Initial Term Loan, 6/8/13           $    3,380,039
          6,750,000           5.79    AmWins Group, Inc., Initial Term Loan (Second Lien),
                                      6/9/14                                                       4,725,000
                                                                                              --------------
                                                                                              $    8,105,039
                                                                                              --------------
                                      Total Insurance                                         $   19,909,987
------------------------------------------------------------------------------------------------------------
                                      SOFTWARE & SERVICES -- 0.2%
                                      Systems Software -- 0.1%
          3,050,000           8.50    Allen Systems Group, Inc., Term Loan (First Lien),
                                      10/18/13                                                $    3,048,730
                                                                                              --------------
                                      Total Software & Services                               $    3,048,730
------------------------------------------------------------------------------------------------------------
                                      TECHNOLOGY HARDWARE & EQUIPMENT -- 0.6%
                                      Electronic Equipment & Instruments -- 0.6%
          6,575,269           3.64    Huawei-3Com Co., Ltd., Tranche B Term, 9/28/12          $    6,279,382
          5,219,910           4.49    Scitor Corp., Term Loan, 9/26/14                             4,619,621
                                                                                              --------------
                                                                                              $   10,899,003
                                                                                              --------------
                                      Total Technology Hardware & Equipment                   $   10,899,003
------------------------------------------------------------------------------------------------------------
                                      SEMICONDUCTORS -- 0.1%
                                      Semiconductor Equipment -- 0.1%
          2,349,442          12.50    Freescale Semiconductor, Inc., New Term Loan
                                      (Incremental), 12/15/14                                 $    2,417,968
                                                                                              --------------
                                      Total Semiconductors                                    $    2,417,968
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38    Pioneer Global High Yield Fund | Annual Report | 10/31/09

                       Floating
Principal              Rate (b)
Amount                 (unaudited)                                                               Value
                                      TELECOMMUNICATION SERVICES -- 0.5%
                                      Integrated Telecommunication Services -- 0.5%
        $   737,417           3.25    Telesat Canda, U.S. Term II Loan, 10/31/14                 $      709,418
          8,585,840           3.25    Telesat Canda, U.S. Term I Loan, 10/31/14                       8,259,849
                                                                                                 --------------
                                                                                                 $    8,969,267
                                                                                                 --------------
                                      Total Telecommunication Services                           $    8,969,267
---------------------------------------------------------------------------------------------------------------
                                      UTILITIES -- 0.5%
                                      Electric Utilities -- 0.4%
          1,495,000           3.74    Texas Competitive Electric Holdings, Inc., Delayed Draw
                                      Term Loan, 10/10/14                                        $      640,515
          7,035,242           3.74    Texas Competitive Electric Holdings, Inc., Initial
                                      Tranche B-2, 10/10/14                                           5,468,803
                                                                                                 --------------
                                                                                                 $    6,109,318
---------------------------------------------------------------------------------------------------------------
                                      Independent Power Producer & Energy Traders -- 0.0%
          1,021,910           2.02    NRG Energy, Inc., Term Loan, 2/1/13                        $      964,001
            554,370           2.03    NRG Energy, Inc., Credit Linked, 2/1/13                           522,952
                                                                                                 --------------
                                                                                                 $    1,486,953
                                                                                                 --------------
                                      Total Utilities                                            $    7,596,271
---------------------------------------------------------------------------------------------------------------
                                      TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                      (Cost $125,736,638)                                        $   99,877,278
---------------------------------------------------------------------------------------------------------------
                                      RIGHTS/WARRANTS -- 0.1%
                                      ENERGY -- 0.1%
                                      Oil & Gas Exploration & Production -- 0.1%
 NOK     11,303,000                   Norse Energy Corp. ASA*                                    $    1,678,717
                                                                                                 --------------
                                      Total Energy                                               $    1,678,717
---------------------------------------------------------------------------------------------------------------
                                      MATERIALS -- 0.0%
                                      Forest Products -- 0.0%
           3,250                      Mandra Forestry Finance, Ltd., Expires 5/15/13*            $       32,500
                                                                                                 --------------
                                      Total Materials                                            $       32,500
---------------------------------------------------------------------------------------------------------------
                                      UTILITIES -- 0.0%
                                      Independent Power Producer & Energy Traders -- 0.0%
         498,836                      Biofuel Energy ASA*                                        $           --
                                                                                                 --------------
                                      Total Utilities                                            $           --
---------------------------------------------------------------------------------------------------------------
                                      TOTAL RIGHTS/WARRANTS
                                      (Cost $1,460,198)                                          $    1,711,217
---------------------------------------------------------------------------------------------------------------
                                      TEMPORARY CASH INVESTMENTS -- 3.9%
                                      Securities Lending Collateral -- 3.9% (d)
                                      Certificates of Deposit:
       3,368,113                      Bank of Nova Scotia 0.25%, 11/17/09                        $    3,368,113
       3,555,230                      BNP Paribas NY, 0.3%, 11/17/09                                  3,555,230

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/09    39

                       Floating
Principal              Rate (b)
Amount                 (unaudited)                                                            Value
                                      Securities Lending Collateral -- (continued)
        $ 2,245,409                   Rabobank Nederland NY, 0.24%, 12/11/09                  $    2,245,409
          2,245,409                   Societe Generale, 0.27%, 12/4/09                             2,245,409
          1,646,657                   Nordea NY, 0.21%, 12/22/09                                   1,646,657
          2,245,409                   Toronto Dominion, 0.23%, 12/16/09                            2,245,409
                                                                                              --------------
                                                                                              $   15,306,227
-------------------------------------------------------------------------------------------------------------
                                      Commercial Paper:
          3,741,865                   BBVA London, 0.29%, 11/6/09                             $    3,741,865
          2,244,415                   CBA Financial, 0.27%, 12/29/09                               2,244,415
          2,244,567                   HND AF, 0.30%, 12/15/09                                      2,244,567
          1,870,775                   HSBC, 0.24%, 12/2/09                                         1,870,775
            374,152                   HSBC, 0.24%, 12/3/09                                           374,152
          3,367,109                   NABPP, 0.29%, 12/7/09                                        3,367,109
          2,244,922                   Cafco, 0.40%, 12/9/09                                        2,244,922
          1,309,809                   Char FD, 0.30%, 11/2/09                                      1,309,809
          1,122,468                   Ciesco, 0.33%, 11/23/09                                      1,122,468
          1,122,416                   Ciesco, 0.25%, 12/7/09                                       1,122,416
          1,870,676                   ABB LLC, 0.59%, 12/28/09                                     1,870,676
          1,870,561                   BCS FUN, 0.60%, 12/29/09                                     1,870,561
          1,871,138                   Kithaw, 0.23%, 11/3/09                                       1,871,138
          1,870,662                   Ranger, 0.24%, 12/11/09                                      1,870,662
          1,099,557                   TB LLC, 0.20%, 12/10/09                                      1,099,557
          1,870,661                   GE, 0.23%, 12/28/09                                          1,870,661
          1,306,118                   Santander U.S. Debt, 0.37%, 11/20/09                         1,306,118
                                                                                              --------------
                                                                                              $   31,401,871
-------------------------------------------------------------------------------------------------------------
                                      Tri-party Repurchase Agreements:
         10,852,809                   Deutsche Bank, 0.06%, 11/2/09                           $   10,852,809
          8,294,614                   Barclays Capital Markets, 0.05%, 11/2/09                     8,294,614
                                                                                              --------------
                                                                                              $   19,147,423
-------------------------------------------------------------------------------------------------------------
Shares
                                      Money Market Mutual Funds:
          1,496,939                   Dreyfus Preferred Money Market Fund                     $    1,496,938
          1,871,174                   Fidelity Prime Money Market Fund                             1,871,174
                                                                                              --------------
                                                                                              $    3,368,112
-------------------------------------------------------------------------------------------------------------
                                      TOTAL TEMPORARY CASH INVESTMENTS
                                      (Cost $69,223,633)                                      $   69,223,633
-------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENT IN SECURITIES -- 101.7%
                                      (Cost $2,036,884,078) (a)(e)                            $1,827,257,489
-------------------------------------------------------------------------------------------------------------
                                      OTHER ASSETS AND
-------------------------------------------------------------------------------------------------------------
                                      LIABILITIES -- (1.7)%                                   $  (31,345,905)
-------------------------------------------------------------------------------------------------------------
                                      TOTAL NET ASSETS -- 100.0%                              $1,795,991,584
============================================================================================================

The accompanying notes are an integral part of these financial statements.

40    Pioneer Global High Yield Fund | Annual Report | 10/31/09

*      Non-income producing security.

(PIK)  Represents a pay in kind security.

(144A) Security is exempt from registration under Rule (144A) of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2009, the value of these securities amounted to $611,289,310 or 34.0% of total net assets.

** Senior Floating Rate Note loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At October 31, 2009, the net unrealized loss on investments based on cost for federal income tax purposes of $2,045,408,503 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                                        $  60,034,945
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                                         (278,185,959)
                                                                                              -------------
       Net unrealized loss                                                                    $(218,151,014)
                                                                                              =============

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c)    At October 31, 2009, the following securities were out on loan:

       Principal
       Amount        Security                                                                    Value
       $4,700,000    Adaro Indonesia Pts, 7.625%, 10/22/19                                       $4,641,250
        3,004,000    Aleris International, Inc., 10.0%, 12/15/16                                     26,285
        7,002,000    Allison Transmission, Inc., 11.25%, 11/1/15 (144A)                           6,931,980
          768,000    Arcos Dorados SA, 7.5%, 10/1/19                                                741,120
          200,000    Bertin, Ltd., 10.25%, 10/5/16 (144A)                                           198,750
        4,975,000    Cricket Communications, Inc., 9.375%, 11/1/14                                4,825,750
        1,043,000    First Data Corp., 9.875%, 9/24/15 (144A)                                       962,168
        5,000,000    FMG Finance Pty, Ltd., 10.625%, 9/1/16 (144A)                                5,487,500
        3,000,000    Ford Motor Credit Co., 5.7%, 1/15/10                                         3,001,407
          700,000    Graphic Packaging Co., 9.5%, 8/15/13                                           718,375
        3,965,000    Hexion U.S. Finance/Nova Scotia, Inc., 9.75%, 11/15/14                       3,370,250
          760,000    Inversiones Y Rep SA, 8.5%, 2/2/17 (144A)                                      614,650
        1,045,000    Iron Mountain, Inc., 8.375%, 8/15/21                                         1,081,575
        5,000,000    Minerva Overseas, Ltd., 9.5%, 2/1/17 (144A)                                  4,418,750
        3,000,000    Nova Chemicals Corp., 8.625%, 11/1/19 (144A)                                 3,037,500
        2,252,000    Paetec Holdings Corp., 9.5%, 7/15/15                                         2,060,580
          235,000    Petrohawk Energy Corp., 10.5%, 8/1/14                                          256,150

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/09    41

     Principal
     Amount         Security                                                       Value
     $ 2,500,000    Plains Exploration & Production Co., 10.0%, 3/1/16             $ 2,675,000
       6,209,400    Sally Holdings LLC, 10.5%, 11/15/16                              6,581,964
       1,149,000    Teck Resources, Ltd., 10.25%, 5/15/16                            1,324,223
       1,079,000    Tenneco Automotive, Inc., 8.625%, 11/15/14                       1,016,958
       2,044,000    TXU Energy Co., 10.25%, 11/1/15                                  1,451,240
       7,000,000    Univision Communications, Inc., 9.75%, 3/15/15 (PIK) (144A)      5,425,000
         100,000    Waste Services, Inc., 9.5%, 4/15/14                                100,500
       4,899,000    Yankee Acquisition Corp., 9.75%, 2/15/17                         4,617,308
                                                                                   -----------
                    Total                                                          $65,566,232
                                                                                   ===========

(d)  Securities lending collateral is managed by Credit Suisse AG, New York
     Branch.

(e) Distributions of investments by country of issue (excluding temporary cash investments) as a percentage of total investment in securities, is as follows:

     United States                                                                       65.8%
     Netherlands                                                                          3.6
     Norway                                                                               3.4
     Argentina                                                                            3.4
     Canada                                                                               3.3
     Luxembourg                                                                           2.9
     Bermuda                                                                              2.8
     Brazil                                                                               2.4
     Cayman Islands                                                                       1.9
     United Kingdom                                                                       1.3
     Thailand                                                                             1.2
     South Africa                                                                         1.1
     Indonesia                                                                            1.0
     Other (individually less than 1%)                                                    5.9
                                                                                        -----
                                                                                        100.0%
                                                                                        =====

(f)  Security is in default and is non-income producing.

(g)  Security is fair valued (see note A).

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise denoted:

     NOK  Norwegian Krone
     GBP  British Pound Sterling
     EURO Euro
     ITL  Italian Lira
     BRL  Brazilian Real
     COP  Columbian Peso

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2009 aggregated $612,080,431 and $404,433,049, respectively.

The accompanying notes are an integral part of these financial statements.

42    Pioneer Global High Yield Fund | Annual Report | 10/31/09

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

     Level 1 -- quoted prices in active markets for identical securities

     Level 2 -- other significant observable inputs (Including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
     Level 3 -- significant unobservable inputs (Including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of October 31, 2009, in valuing the Fund's assets:

                                                    Level 1         Level 2            Level 3      Total
Asset backed securities                             $         --    $    50,789,639    $      --    $    50,789,639
Collateralized mortgage obligations                           --         32,541,980           --         32,541,980
Corporate bonds                                               --      1,422,246,622           --      1,422,246,622
Convertible corporate bonds                                   --        105,050,378           --        105,050,378
Municipal bonds                                               --          7,024,357           --          7,024,357
Foreign government bonds                                      --         14,307,629           --         14,307,629
Senior Floating rate loan interests                           --         99,316,278           --         99,316,278
Senior Floating rate loan interests
(Diversified metals & mining)                                 --                 --      561,000            561,000
Common stocks                                          8,055,144                 --           --          8,055,144
Common Stock (Diversified
financial services)                                           --            295,347           --            295,347
Preferred stock                                       16,134,265                 --           --         16,134,265
Warrants                                               1,678,717                 --           --          1,678,717
Warrants (forest products)                                    --             32,500           --             32,500
Temporary cash investments                                    --         65,855,521           --         65,855,521
Money market mutual funds                              3,368,112                 --           --          3,368,112
-------------------------------------------------------------------------------------------------------------------
Total                                               $ 29,236,238    $ 1,797,460,251    $ 561,000    $ 1,827,257,489
-------------------------------------------------------------------------------------------------------------------
Other Financial Instruments*                        $         --    $     1,251,204    $      --    $     1,251,204
===================================================================================================================

*    Other financial instruments Include foreign exchange contracts

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

                                                                                                    Senior floating
                                                                                                    rate loan
                                                                                                    interests
Balance as of 10/31/08                                                                              $     --
Realized gain (loss)                                                                                      --
Change in unrealized appreciation (depreciation)                                                          --
Net purchases (sales)                                                                                     --
Transfers in and out of Level 3*                                                                     561,000
-------------------------------------------------------------------------------------------------------------------
Balance as of 10/31/09                                                                              $561,000
===================================================================================================================

*    Transfers are calculated on the date of transfer.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/09    43

Statement of Assets and Liabilities | 10/31/09

ASSETS
  Investment in securities, at fair value (including securities loaned of
   $65,566,232) (cost $2,036,884,078)                                         $1,827,257,489
  Cash                                                                            11,353,096
  Foreign currencies, at value (cost $19,222,167)                                 19,604,235
  Receivables --
   Investment securities sold                                                     19,897,606
   Fund shares sold                                                               13,304,835
   Dividends and interest                                                         41,707,612
   Forward foreign currency portfolio hedge contracts, open-net                    1,251,204
   Due from Pioneer Investment Management, Inc.                                      129,469
  Other                                                                              113,317
--------------------------------------------------------------------------------------------
     Total assets                                                             $1,934,618,863
--------------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                            $   58,589,274
   Fund shares repurchased                                                         6,096,322
   Dividends                                                                       3,948,741
   Upon return of securities loaned                                               69,223,633
  Due to affiliates                                                                  386,001
  Unrealized depreciation on unfunded corporate loans                                168,497
  Accrued expenses                                                                   214,811
--------------------------------------------------------------------------------------------
     Total liabilities                                                        $  138,627,279
--------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                             $2,279,010,342
  Distributions in excess of net investment income                               (11,841,737)
  Accumulated net realized loss on investments and foreign currency
   transactions                                                                 (263,504,994)
  Net unrealized loss on investments                                            (209,795,086)
  Net unrealized gain on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                        2,123,059
--------------------------------------------------------------------------------------------
     Total net assets                                                         $1,795,991,584
--------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $1,018,039,551/108,402,656 shares)                        $         9.39
  Class B (based on $96,411,052/10,289,400 shares)                            $         9.37
  Class C (based on $461,644,370/49,424,588 shares)                           $         9.34
  Class Y (based on $215,614,068/23,315,419 shares)                           $         9.25
  Class Z (based on $4,282,543/442,872 shares)                                $         9.67
MAXIMUM OFFERING PRICE:
  Class A ($9.39 [divided by] 95.5%)                                          $         9.83
============================================================================================

The accompanying notes are an integral part of these financial statements.

44    Pioneer Global High Yield Fund | Annual Report | 10/31/09

Statement of Operations

For the Year Ended 10/31/09

INVESTMENT INCOME:
  Dividends                                                     $   1,258,477
  Interest                                                        159,159,573
  Income from securities loaned, net                                  621,424
--------------------------------------------------------------------------------------------------
     Total investment income                                                         $ 161,039,474
--------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                               $   8,318,905
  Transfer agent fees
   Class A                                                          1,708,231
   Class B                                                            195,720
   Class C                                                            474,487
   Class Y                                                             17,641
   Class Z                                                             11,753
  Distribution fees
   Class A                                                          1,837,993
   Class B                                                            787,314
   Class C                                                          3,518,933
  Shareholder communications expense                                  914,393
  Administrative fees                                                 554,950
  Custodian fees                                                       75,124
  Registration fees                                                   139,619
  Professional fees                                                   124,743
  Printing expense                                                    178,219
  Fees and expenses of nonaffiliated trustees                          47,471
  Interest expense                                                        557
  Miscellaneous                                                       179,309
--------------------------------------------------------------------------------------------------
     Total expenses                                                                  $  19,085,362
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                                      (1,695,074)
     Less fees paid indirectly                                                              (3,227)
--------------------------------------------------------------------------------------------------
     Net expenses                                                                    $  17,387,061
--------------------------------------------------------------------------------------------------
       Net investment income                                                         $ 143,652,413
--------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss on:
   Investments                                                  $(207,623,461)
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                 (3,061,224)
   Payments made by affiliates (see Note 10)                           90,225        $(210,594,460)
--------------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
   Investments                                                  $ 550,862,674
   Unfunded corporate loans                                          (168,497)
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                  4,530,555        $ 555,224,732
--------------------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions                          $ 344,630,272
--------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                               $ 488,282,685
==================================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/09    45

Statements of Changes in Net Assets

For the Years Ended 10/31/09 and 10/31/08, respectively

                                                                      Year Ended          Year Ended
                                                                      10/31/09            10/31/08
FROM OPERATIONS:
Net investment income                                                 $  143,652,413      $  172,321,165
Net realized loss on investments and foreign
  currency transactions                                                 (210,594,460)        (37,017,129)
Change in net unrealized gain (loss) on investments and
  foreign currency transactions                                          555,224,732        (744,809,721)
--------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting
     from operations                                                  $  488,282,685      $ (609,505,685)
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($1.05 and $1.07 per share, respectively)                  $ (101,244,569)     $ (117,007,302)
   Class B ($0.99 and $0.98 per share, respectively)                     (10,415,385)        (11,706,103)
   Class C ($0.98 and $0.98 per share, respectively)                     (45,563,837)        (47,074,030)
   Class Y ($1.06 and $1.10 per share, respectively)                     (11,938,602)         (4,599,648)
   Class Z ($1.10 and $1.11 per share, respectively)                        (337,941)            (93,462)
Net realized gain:
   Class A ($0.00 and $0.11 per share, respectively)                              --         (11,626,930)
   Class B ($0.00 and $0.11 per share, respectively)                              --          (1,378,099)
   Class C ($0.00 and $0.11 per share, respectively)                              --          (5,275,114)
   Class Y ($0.00 and $0.11 per share, respectively)                              --            (216,293)
   Class Z ($0.00 and $0.11 per share, respectively)                              --                (862)
--------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                               $ (169,500,334)     $ (198,977,843)
--------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                      $  851,625,371      $  934,606,415
Reinvestment of distributions                                            104,565,568         130,817,482
Cost of shares repurchased                                              (722,621,837)     (1,159,572,916)
--------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     Fund share transactions                                          $  233,569,102      $  (94,149,019)
--------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                              $  552,351.453      $ (902,632,547)
NET ASSETS:
Beginning of year                                                      1,243,640,131       2,146,272,678
--------------------------------------------------------------------------------------------------------
End of year                                                           $1,795,991,584      $1,243,640,131
--------------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment income      $  (11,841,737)     $   19,630,042
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

46    Pioneer Global High Yield Fund | Annual Report | 10/31/09

                                      '09 Shares     '09 Amount       '08 Shares      '08 Amount
Class A
Shares sold                           71,305,346     $552,164,765      64,231,474     $ 706,399,059
Reinvestment of distributions          9,804,275       70,947,511       8,783,363        95,007,758
Less shares repurchased              (73,268,200)    (544,674,791)    (83,768,449)     (910,222,109)
---------------------------------------------------------------------------------------------------
   Net increase (decrease)             7,841,421     $ 78,437,485     (10,753,612)    $(108,815,292)
===================================================================================================
Class B
Shares sold                            2,055,778     $ 15,719,320       1,872,999     $  20,776,025
Reinvestment of distributions            642,242        4,609,625         543,181         5,872,664
Less shares repurchased               (3,478,051)     (25,951,101)     (4,020,218)      (43,426,405)
---------------------------------------------------------------------------------------------------
   Net decrease                         (780,031)    $ (5,622,156)     (1,604,038)    $ (16,777,716)
===================================================================================================
Class C
Shares sold                           15,362,901     $115,048,918      12,453,883     $ 137,480,872
Reinvestment of distributions          2,979,837       21,429,790       2,358,488        25,370,625
Less shares repurchased              (15,160,890)    (111,625,672)    (17,457,701)     (187,400,662)
---------------------------------------------------------------------------------------------------
   Net increase (decrease)             3,181,848     $ 24,853,036      (2,645,330)    $ (24,549,165)
===================================================================================================
Class Y
Shares sold                           20,695,368     $165,647,763       5,986,739     $  64,817,327
Reinvestment of distributions          1,014,867        7,421,633         441,547         4,501,261
Less shares repurchased               (5,164,271)     (38,226,131)     (1,593,514)      (16,344,391)
---------------------------------------------------------------------------------------------------
   Net increase                       16,545,964     $134,843,265       4,834,772     $  52,974,197
===================================================================================================
Class Z
Shares sold                              405,717     $  3,044,605         483,865     $   5,133,132
Reinvestment of distributions             20,137          157,009           6,611            65,174
Less shares repurchased                 (286,757)      (2,144,142)       (194,606)       (2,179,349)
---------------------------------------------------------------------------------------------------
   Net increase                          139,097     $  1,057,472         295,870     $   3,018,957
===================================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/09    47

Financial Highlights

                                                           Year Ended     Year Ended    Year Ended     Year Ended      Year Ended
                                                           10/31/09       10/31/08      10/31/07       10/31/06        10/31/05
Class A
Net asset value, beginning of period                       $    7.56      $  12.30      $    12.34     $   11.88       $  11.79
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                     $    0.90      $   1.03      $     0.96     $    0.90       $   0.90
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                             1.98         (4.59)           0.04          0.49           0.09
--------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations       $    2.88      $  (3.56)     $     1.00     $    1.39       $   0.99
Distributions to shareowners:
 Net investment income                                     $   (1.05)     $  (1.07)     $    (0.98)    $   (0.90)      $  (0.90)
 Net realized gain                                                --         (0.11)          (0.06)        (0.03)            --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        $   (1.05)     $  (1.18)     $    (1.04)    $   (0.93)      $  (0.90)
--------------------------------------------------------------------------------------------------------------------------------
Redemption Fee                                             $      --      $     --      $       --     $    0.00(a)    $   0.00(a)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $    1.83      $  (4.74)     $    (0.04)    $    0.46       $   0.09
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $    9.39      $   7.56      $    12.30     $   12.34       $  11.88
=================================================================================================================================
Total return*                                                  43.56%       (31.45)%          8.30%        12.12%          8.52%
Ratio of net expenses to average net assets+                    1.10%         1.10%           1.06%         1.10%          1.04%
Ratio of net investment income to average net assets+          11.68%         9.25%           7.73%         7.44%          7.40%
Portfolio turnover rate                                           33%           25%             31%           41%            36%
Net assets, end of period (in thousands)                   $1,018,040     $759,925      $1,369,044     $ 659,845       $ 343,886
Ratios with no waiver of fees and assumption of
 expenses by PIM and no reduction for fees paid
 indirectly:
 Net expenses                                                   1.32%         1.18%           1.06%         1.18%          1.18%
 Net investment income                                         11.46%         9.17%           7.73%         7.37%          7.26%
Ratios with waiver of fees by PIM and reduction for
 fees paid indirectly:
 Net expenses                                                   1.10%         1.10%           1.06%         1.10%          1.04%
 Net investment income                                         11.68%         9.25%           7.73%         7.44%          7.40%
---------------------------------------------------------------------------------------------------------------------------------

(a)  Amount rounds to less than once cent per share.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

48  Pioneer Global High Yield Fund | Annual Report | 10/31/09


                                                           Year Ended    Year Ended     Year Ended    Year Ended      Year Ended
                                                           10/31/09      10/31/08       10/31/07      10/31/06        10/31/05
Class B
Net asset value, beginning of period                       $  7.54       $   12.27      $   12.31     $   11.85       $   11.76
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                     $  0.81       $    0.93      $    0.86     $    0.80       $    0.80
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                           2.01           (4.57)          0.03          0.49            0.09
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations       $  2.82       $   (3.64)     $    0.89     $    1.29       $    0.89
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                     $ (0.99)      $   (0.98)     $   (0.87)    $   (0.80)      $   (0.80)
 Net realized gain                                              --           (0.11)         (0.06)        (0.03)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        $ (0.99)      $   (1.09)     $   (0.93)    $   (0.83)      $   (0.80)
---------------------------------------------------------------------------------------------------------------------------------
Redemption Fee                                             $    --       $      --      $      --     $    0.00(a)    $    0.00(a)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  1.83       $   (4.73)     $   (0.04)    $    0.46       $    0.09
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  9.37       $    7.54      $   12.27     $   12.31       $   11.85
================================================================================================================================
Total return*                                                42.42%         (32.02)%         7.41%        11.25%           7.62%
Ratio of net expenses to average net assets+                  2.00%           1.92%          1.86%         1.96%           1.91%
Ratio of net investment income to average net assets+        10.88%           8.47%          6.93%         6.63%           6.57%
Portfolio turnover rate                                         33%             25%            31%           41%             36%
Net assets, end of period (in thousands)                   $96,411       $  83,412      $155,523      $ 130,563       $  98,462
Ratios with no waiver of fees and assumption of
 expenses by PIM and no reduction for fees paid
 indirectly:
 Net expenses                                                 2.08%           1.92%          1.86%         1.96%           1.97%
 Net investment income                                       10.80%           8.47%          6.93%         6.60%           6.51%
Ratios with waiver of fees paid by PIM and reduction
 for fees paid indirectly:
 Net expenses                                                 2.00%           1.92%          1.85%         1.96%           1.91%
 Net investment income                                       10.88%           8.47%          6.94%         6.60%           6.57%
---------------------------------------------------------------------------------------------------------------------------------

(a)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                   Pioneer Global High Yield Fund | Annual Report | 10/31/09  49


                                                           Year Ended    Year Ended    Year Ended    Year Ended      Year Ended
                                                           10/31/09      10/31/08      10/31/07      10/31/06        10/31/05
Class C
Net asset value, beginning of period                       $    7.51     $   12.24     $   12.28     $   11.82       $   11.74
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                     $    0.82     $    0.93     $    0.86     $    0.80       $    0.80
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                             1.99         (4.57)         0.04          0.49            0.08
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations       $    2.81     $   (3.64)    $    0.90     $    1.29       $    0.88
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                     $   (0.98)    $   (0.98)    $   (0.88)    $   (0.80)      $   (0.80)
 Net realized gain                                                --         (0.11)        (0.06)        (0.03)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        $   (0.98)    $   (1.09)    $   (0.94)    $   (0.83)      $   (0.80)
---------------------------------------------------------------------------------------------------------------------------------
Redemption Fee                                             $      --     $      --     $      --     $    0.00(a)    $    0.00(a)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $    1.83     $   (4.73)    $   (0.04)    $    0.46       $    0.08
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $    9.34     $    7.51     $   12.24     $   12.28       $   11.82
================================================================================================================================
Total return*                                                  42.56%       (32.08)%        7.48%        11.30%           7.60%
Ratio of net expenses to average net assets+                    1.98%         1.85%         1.82%         1.89%           1.84%
Ratio of net investment income to average net assets+          10.78%         8.55%         6.96%         6.66%           6.63%
Portfolio turnover rate                                           33%           25%           31%           41%             36%
Net assets, end of period (in thousands)                   $ 461,644     $ 347,459     $ 598,195     $ 413,213       $ 288,314
Ratios with no waiver of fees and assumption of
 expenses by PIM and no reduction for fees paid
 indirectly:
 Net expenses                                                   1.98%         1.85%         1.82%         1.89%           1.91%
 Net investment income                                         10.78%         8.55%         6.96%         6.66%           6.56%
Ratios with waiver of fees by PIM and reduction for
 fees paid indirectly:
 Net expenses                                                   1.98%         1.85%         1.82%         1.89%           1.84%
 Net investment income                                         10.78%         8.55%         6.96%         6.66%           6.63%
---------------------------------------------------------------------------------------------------------------------------------

(a)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

50  Pioneer Global High Yield Fund | Annual Report | 10/31/09

                                                           Year Ended     Year Ended    Year Ended     12/28/05 (a)
                                                           10/31/09       10/31/08      10/31/07       to 10/31/06
Class Y
Net asset value, beginning of period                       $   7.46       $  12.10      $  12.19       $  11.95
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                     $   0.94       $   1.05      $   0.97       $   0.77
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                            1.91          (4.48)        (0.01)          0.23
-----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations       $   2.85       $  (3.43)     $   0.96       $   1.00
Distributions to shareowners:
 Net investment income                                        (1.06)         (1.10)        (0.99)         (0.76)
 Net realized gain                                               --          (0.11)        (0.06)            --
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $   1.79       $  (4.64)     $  (0.09)      $   0.24
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $   9.25       $   7.46      $  12.10       $  12.19
=======================================================================================================================
Total return*                                                 43.78%        (30.96)%        8.12%          8.63%(b)
Ratio of net expenses to average net assets+                   0.78%          0.74%         0.70%          0.73%**
Ratio of net investment income to average net assets+         11.43%          9.82%         8.05%          7.66%**
Portfolio turnover rate                                          33%            25%           31%            41%(b)
Net assets, end of period (in thousands)                   $215,614       $ 50,477      $ 23,414       $     36
Ratios with no waiver of fees and assumption of
 expenses by PIM and no reduction for fees paid
 indirectly:
 Net expenses                                                  0.78%          0.74%         0.70%          0.73%**
 Net investment income                                        11.43%          9.82%         8.05%          7.66%**
Ratios with waiver of fees by PIM and reduction for
 fees paid indirectly:
 Net expenses                                                  0.78%          0.74%         0.70%          0.73%**
 Net investment income                                        11.43%          9.82%         8.05%          7.66%**
-----------------------------------------------------------------------------------------------------------------------

(a)  Class Y shares were first publicly offered on December 28, 2005
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                   Pioneer Global High Yield Fund | Annual Report | 10/31/09  51

                                                           Year Ended    Year Ended     7/6/07 (a)
                                                           10/31/09      10/31/08       to 10/31/07
Class Z
Net asset value, beginning of period                       $  7.79       $   12.31      $  12.65
-----------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                     $  1.00       $    1.07      $   0.33
 Net realized and unrealized gain (loss) on investments                      (4.37)        (0.35)
  and foreign currency transactions                            1.98      --------       ---------

-----------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations        $  2.98      $   (3.30)     $  (0.02)
Distributions to shareowners:
 Net investment income                                        (1.10)         (1.11)        (0.32)
 Net realized gain                                               --          (0.11)           --
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $  1.88      $   (4.52)     $  (0.34)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                              $  9.67      $    7.79      $  12.31
=====================================================================================================
Total return*                                                 43.69%        (29.21)%       (0.09)%(b)
Ratio of net expenses to average net assets+                   0.90%          0.90%         0.69%**
Ratio of net investment income to average net assets+         11.46%          9.85%         8.30%**
Portfolio turnover rate                                          33%            25%           31%(b)
Net assets, end of period (in thousands)                    $ 4,283      $   2,366      $     97
Ratios with no waiver of fees and assumption of
 expenses by PIM and no reduction for fees paid
 indirectly:
 Net expenses                                                  1.23%          1.11%         0.69%**
 Net investment income                                        11.13%          9.64%         8.30%**
Ratios with waiver of fees by PIM and reduction for
 fees paid indirectly:
 Net expenses                                                  0.90%          0.90%         0.69%**
 Net investment income                                        11.46%          9.85%         8.30%**
-----------------------------------------------------------------------------------------------------

(a)  Class Z shares were first publicly offered on July 6, 2007.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

52  Pioneer Global High Yield Fund | Annual Report | 10/31/09

Notes to Financial Statements | 10/31/09

1.   Organization and Significant Accounting Policies

Pioneer Global High Yield Fund (the Fund) is a series of Pioneer Series Trust VII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers five classes of shares designated as Class A, Class B, Class C, Class Y and Class Z shares. Class Y shares were first publicly offered on December 28, 2005. Class Z shares were first publicly offered on July 6, 2007. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares or Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectuses contain unaudited information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the

                 Pioneer Global High Yield Fund | Annual Report | 10/31/09    53

Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting year. Actual results could differ from those estimates.

The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of senior loans for which no reliable price quotes are available, such senior loans will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Securities or loans for which market prices and/or quotations are not readily available or are considered to be unreliable are valued

54    Pioneer Global High Yield Fund | Annual Report | 10/31/09
     using fair value methods pursuant to procedures adopted by the Board of Trustees and may include yield equivalents or a pricing matrix.

     The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices. At October 31, 2009 one security was valued using fair value methods (other than securities valued using prices supplied by independent pricing services) representing 0.03% of net assets. Inputs used in the valuation of a security using fair value methods include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of

                 Pioneer Global High Yield Fund | Annual Report | 10/31/09    55
     changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. (See Note 8)

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     At October 31, 2009, The fund had a net capital loss carryforward of $263,058,652, of which, the following amounts will expire between 2016 and 2017 if not utilized: $58,199,667 in 2016 and $204,858,985 in 2017.

     At October 31, 2009, the Fund has reclassified $5,623,858 to decrease distributions in excess of net investment income and $5,623,858 to decrease accumulated net realized loss on investments and foreign currency transactions to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

56    Pioneer Global High Yield Fund | Annual Report | 10/31/09

     The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008 were as follows:

                                                          2009              2008
   Distributions paid from:
   Ordinary income                                $169,500,334      $184,322,998
   Long-term capital gain                                   --        14,654,845
   -----------------------------------------------------------------------------
      Total                                       $169,500,334      $198,977,843
   =============================================================================

     The following shows the components of distributable earnings on a federal income tax basis at October 31, 2009:

                                                                           2009
   Distributable earnings:
   Undistributed ordinary income                                 $    1,436,291
   Capital loss carryforward                                       (263,058,652)
   Current year dividend payable                                     (3,948,741)
   Unrealized depreciation                                         (217,447,656)
   -----------------------------------------------------------------------------
      Total                                                      $ (483,018,758)
   =============================================================================

     The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the mark to market of forward currency contracts and the tax basis adjustment on partnerships and interest on defaulted bonds.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $276,900 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2009.

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C of the Fund, respectively (see
     Note 5). Class Y and Class Z shares do not pay distribution fees. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

                 Pioneer Global High Yield Fund | Annual Report | 10/31/09    57

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

G.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc.
     (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H.   Securities Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive interest or payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

I.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to increase the Fund's income, to add leverage to the Fund or to hedge the risk of default on portfolio securities. When the

58    Pioneer Global High Yield Fund | Annual Report | 10/31/09

     Fund is a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the Fund as seller of protection would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty described above.

     When the Fund enters into a credit default swap contract, one party, the protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment received by the Fund, as the protection seller, is recorded as a liability in the Fund's records. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Fund's records. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

     The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     The Fund had no credit default swap contracts in the portfolio at October 31, 2009.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/09    59

2.   Unfunded Loan Commitments

As of October 31, 2009, the Fund had unfunded loan commitments of approximately $2,233,729 (excluding unrealized depreciation on those commitments of $168,497 as of October 31, 2009), which could be extended at the option of the borrower pursuant to the following loan agreements:

                                                                        Unfunded
Borrower:                                                            Commitment
Dollar Financial Corp., Delayed Draw Term Loan                        $  381,356
Texas Competitive, Delayed Draw Term Loan                             $  660,000
Warner Chilcott Corp, Delayed Draw Term Loan                          $1,192,373

3.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, the Fund's investment adviser, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million; 0.65% of the next $500 million 0.60% of the next $500 million, 0.55% or the next $500 million and 0.45% of the excess over $2 billion. For the year ended October 31, 2009, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.66% of the average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.10%, 2.00% and 2.00% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. These expense limitations are in effect through March 1, 2012 for Class A shares and through March 1, 2011 for Class B and Class C shares. Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.90% of the average daily net assets attributable to Class Z shares. This expense limitation is in effect through March 1, 2012 for Class Z shares. There can be no assurance that PIM will extend the expense limitation agreement for any class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $65,167 in management fees, administrative costs and certain other reimbursements payable to PIM at October 31, 2009.

4.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

60    Pioneer Global High Yield Fund | Annual Report | 10/31/09

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder activities such as proxy and statement mailings, outgoing phone calls and omnibus relation contracts. For the year ended October 31, 2009, such out-of-pocket expenses by class of shares were as follows

Shareholder Communications:
Class A                                                                 $555,655
Class B                                                                   51,453
Class C                                                                  292,377
Class Y                                                                   13,821
Class Z                                                                    1,087
--------------------------------------------------------------------------------
   Total                                                                $914,393
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $276,455 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at October 31, 2009.

5.   Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $44,379 in distribution fees payable to PFD at October 31, 2009.

In addition, redemptions of each class of shares (except Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the six months ended October 31, 2009, CDSCs in the amount of $285,966 were paid to PFD.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/09    61

6.   Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended October 31, 2009, the Fund had no borrowings under this agreement.

7.   Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended October 31, 2009, the Fund's expenses were reduced by $3,227 under such arrangements.

8.   Forward Foreign Currency Contracts

At October 31, 2009, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average number of contracts open during the year ended October 31, 2009 was 52,662,500. Open portfolio hedges at October 31, 2009 were as follows:

               Net                                                                Net
               Contracts to     In Exchange       Settlement       Fair           Unrealized
Currency       receive          For USD           Date             Value          Gain
NOK
 (Norwegian
 Krone)        65,000,000       $10,075,176       2/05/10          $11,326,380    $1,251,204

At October 31, 2009, there were no outstanding forward currency settlement contracts.

62    Pioneer Global High Yield Fund | Annual Report | 10/31/09

9. Additional Disclosures about Derivative Instruments and Hedging Activities:

Fair values of derivative instruments as of October 31, 2009:

Derivatives Not
Accounted for as Hedging
Instruments under
Accounting Standards
Codification (ASC) 815
(formerly FASB
Statement 133)                Asset Derivatives 2009             Liabilities Derivatives 2009
                              Balance Sheet                      Balance Sheet
                              Location            Fair Value     Location           Fair Value
Foreign Exchange Contracts    Receivables*        $1,251,204     Payables           $ --
Total                                             $1,251,204                        $ --

* Foreign exchange contracts are shown as a net receivable on the Statement of Assets and Liabilities

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2009 was as follows:

Derivatives Not
Accounted for as
Hedging Instruments                                                                          Change in
under Accounting                                                          Realized Gain      Unrealized Gain
Standards                                                                 or (Loss) on       or (Loss) on
Codification (ASC)                                                        Derivatives        Derivatives
815 (formerly FASB            Location of Gain or (Loss) On               Recognized         Recognized
Statement 133)                Derivatives Recognized in Income            in Income          in Income
Foreign Exchange              Net realized loss on forward foreign
Contracts                     currency contracts and other assets and
                              liabilities denominated in foreign
                              currencies                                  $(3,061,224)
Foreign Exchange              Change in unrealized gain (loss) on
Contracts                     forward foreign currency contracts and
                              other assets and liabilities denominated
                              in foreign currencies                                          $4,530,555


10. Payments Made by Affiliates
During the year ended October 31, 2009, Pioneer Investment Management, Inc., fully reimbursed the Fund $90,225 for a loss incurred on a trade executed incorrectly. The amount of the loss was less than 0.01% of the Fund's average net assets, thus having no impact on the Fund's total return.


11. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure through December 21, 2009, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/09    63

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust VII and the Shareowners of Pioneer Global High Yield Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Global High Yield Fund (the "Fund") (one of the portfolios constituting the Pioneer Series Trust VII), including the schedule of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies from brokers and agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Global High Yield Fund at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst + Young LLP

Boston, Massachusetts
December 21, 2009

64    Pioneer Global High Yield Fund | Annual Report | 10/31/09

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 59.95% and 0.0%, respectively.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/09    65

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

Trustees and Officers

The Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a Trustee of each of the 62 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a Trustee of 47 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

66    Pioneer Global High Yield Fund | Annual Report | 10/31/09

Interested Trustees

                             Position Held              Length of Service
Name and Age                 with the Fund              and Term of Office
John F. Cogan, Jr. (83)*     Chairman of the Board,     Trustee since 2001.
                             Trustee and President      Serves until a successor
                                                        trustee is elected or
                                                        earlier retirement or
                                                        removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (51)*    Trustee and Executive      Trustee since 2007.
                             Vice President             Serves until a successor
                                                        trustee is elected or
                                                        earlier retirement or
                                                        removal.
--------------------------------------------------------------------------------

Interested Trustees
                                                                              Other Directorships
Name and Age                 Principal Occupation During Past Five Years      Held by this Trustee
--------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (83)*     Deputy Chairman and a Director of Pioneer        None
                             Global Asset Management S.p.A. ("PGAM");
                             Non-Executive Chairman and a Director of
                             Pioneer Investment Management USA Inc.
                             ("PIM-USA"); Chairman and a Director of
                             Pioneer; Chairman and Director of Pioneer
                             Institutional Asset Management, Inc. (since
                             2006); Director of Pioneer Alternative
                             Investment Management Limited (Dublin);
                             President and a Director of Pioneer
                             Alternative Investment Management (Bermuda)
                             Limited and affiliated funds; Director of
                             PIOGLOBAL Real Estate Investment Fund
                             (Russia) (until June 2006); Director of
                             Nano-C, Inc. (since 2003); Director of Cole
                             Management Inc. (since 2004); Director of
                             Fiduciary Counseling, Inc.; President and
                             Director of Pioneer Funds Distributor, Inc.
                             ("PFD") (until May 2006); President of all of
                             the Pioneer Funds; and Of Counsel, Wilmer
                             Cutler Pickering Hale and Dorr LLP
--------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (51)*    Director, CEO and President of Pioneer           None
                             Investment Management USA Inc. (since
                             February 2007); Director and President of
                             Pioneer Investment Management, Inc. and
                             Pioneer Institutional Asset Management, Inc.
                             (since February 2007); Executive Vice
                             President of all of the Pioneer Funds (since
                             March 2007); Director of Pioneer Global Asset
                             Management S.p.A. (since April 2007); Head of
                             New Markets Division, Pioneer Global Asset
                             Management S.p.A. (2000 - 2007)
--------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the fund's investment adviser and certain of its affiliates.

The outstanding capital stock of PFD, Pioneer and Pioneer Investment Management Shareholder Services, Inc. ("PIMSS") is indirectly wholly owned by UniCredit S.p.A. ("UniCredit"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

                   Pioneer Global High Yield Fund | Annual Report | 10/31/09  67

Independent Trustees

                     Position Held    Length of Service
Name and Age         with the Fund    and Term of Office
David R. Bock (65)   Trustee          Trustee since 2005.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
----------------------------------------------------------------
Mary K. Bush (61)    Trustee          Trustee since 2001.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
----------------------------------------------------------------

Independent Trustees
                                                                                          Other Directorships
Name and Age         Principal Occupation During Past Five Years                          Held by this Trustee
David R. Bock (65)   Managing Partner, Federal City Capital Advisors (boutique mer-       Director of Enterprise Com-
                     chant bank) (1997 to 2004 and 2008-present); and Executive           munity Investment, Inc.
                     Vice President and Chief Financial Officer, I-trax, Inc. (publicly   (privately-held affordable
                     traded health care services company) (2004 - 2007)                   housing finance company);
                                                                                          Director of New York Mort-
                                                                                          gage Trust (publicly traded
                                                                                          mortgage REIT); and Direc-
                                                                                          tor of Oxford Analytica, Inc.
                                                                                          (privately-held research and
                                                                                          consulting company)
---------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (61)    President, Bush International, LLC (international financial          Director of Marriott Interna-
                     advisory firm)                                                       tional, Inc.; Director of Dis-
                                                                                          cover Financial Services
                                                                                          (credit card issuer and elec-
                                                                                          tronic payment services);
                                                                                          Director of Briggs & Stratton
                                                                                          Co. (engine manufacturer);
                                                                                          Director of UAL Corporation
                                                                                          (airline holding company);
                                                                                          Director of Mantech Interna-
                                                                                          tional Corporation (national
                                                                                          security, defense, and intel-
                                                                                          ligence technology firm);
                                                                                          and Member, Board of Gov-
                                                                                          ernors, Investment Company
                                                                                          Institute
---------------------------------------------------------------------------------------------------------------------------

68  Pioneer Global High Yield Fund | Annual Report | 10/31/09

                             Position Held   Length of Service
Name and Age                 with the Fund   and Term of Office
Benjamin M. Friedman (65)    Trustee         Trustee since 2008.
                                             Serves until a successor
                                             trustee is elected or
                                             earlier retirement or
                                             removal.
---------------------------------------------------------------------
Margaret B.W. Graham (62)    Trustee         Trustee since 2001.
                                             Serves until a successor
                                             trustee is elected or
                                             earlier retirement or
                                             removal.
---------------------------------------------------------------------
Thomas J. Perna (59)         Trustee         Trustee since 2006.
                                             Serves until a successor
                                             trustee is elected or
                                             earlier retirement or
                                             removal.
---------------------------------------------------------------------
Marguerite A. Piret (61)     Trustee         Trustee since 2001.
                                             Serves until a successor
                                             trustee is elected or
                                             earlier retirement or
                                             removal.
---------------------------------------------------------------------
Stephen K. West (81)         Trustee         Trustee since 2001.
                                             Serves until a successor
                                             trustee is elected or
                                             earlier retirement or
                                             removal.
---------------------------------------------------------------------

                                                                                                  Other Directorships
Name and Age                 Principal Occupation During Past Five Years                          Held by this Trustee
Benjamin M. Friedman (65)    Professor, Harvard University                                        Trustee, Mellon Institutional
                                                                                                  Funds Investment Trust and
                                                                                                  Mellon Institutional Funds
                                                                                                  Master Portfolio (oversees
                                                                                                  17 portfolios in fund
                                                                                                  complex)
-------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (62)    Founding Director, Vice-President and Corporate Secretary, The       None
                             Winthrop Group, Inc. (consulting firm); and Desautels Faculty of
                             Management, McGill University
-------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (59)         Chief Executive Officer, Quadriserv, Inc. (technology products for   None
                             securities lending industry) (2008 - present); Private investor
                             (2004 - 2008); and Senior Executive Vice President, The Bank of
                             New York (financial and securities services) (1986 - 2004)
-------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (61)     President and Chief Executive Officer, Newbury, Piret & Company,     Director of New America
                             Inc. (investment banking firm)                                       High Income Fund, Inc.
                                                                                                  (closed-end investment
                                                                                                  company)
-------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (81)         Senior Counsel, Sullivan & Cromwell LLP (law firm)                   Director, The Swiss Helvetia
                                                                                                  Fund, Inc. (closed-end
                                                                                                  investment company)
-------------------------------------------------------------------------------------------------------------------------------

                   Pioneer Global High Yield Fund | Annual Report | 10/31/09  69

Fund Officers

                             Position Held         Length of Service
Name and Age                 with the Fund         and Term of Office
Dorothy E. Bourassa (61)     Secretary             Since 2003. Serves at
                                                   the discretion of the
                                                   Board
------------------------------------------------------------------------
Christopher J. Kelley (44)   Assistant Secretary   Since 2003. Serves at
                                                   the discretion of the
                                                   Board
------------------------------------------------------------------------
Mark E. Bradley (49)         Treasurer             Since 2008. Serves at
                                                   the discretion of the
                                                   Board
------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant Treasurer   Since 2001. Serves at
                                                   the discretion of the
                                                   Board
------------------------------------------------------------------------
Gary Sullivan (51)           Assistant Treasurer   Since 2002. Serves at
                                                   the discretion of the
                                                   Board
------------------------------------------------------------------------
David F. Johnson (29)        Assistant Treasurer   Since 2009. Serves at
                                                   the discretion of the
                                                   Board
------------------------------------------------------------------------

Fund Officers
                                                                                                 Other Directorships
Name and Age                 Principal Occupation During Past Five Years                         Held by this Officer
Dorothy E. Bourassa (61)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer;     None
                             Secretary/Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer Funds since September 2003 (Assistant
                             Secretary from November 2000 to September 2003)
---------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (44)   Associate General Counsel of Pioneer since January 2008             None
                             and Assistant Secretary of all of the Pioneer Funds since
                             September 2003; Vice President and Senior Counsel of Pioneer
                             from July 2002 to December 2007
---------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (49)         Vice President - Fund Accounting, Administration and Controller-    None
                             ship Services of Pioneer; and Treasurer of all of the Pioneer
                             Funds since March 2008; Deputy Treasurer of Pioneer from
                             March 2004 to February 2008; Assistant Treasurer of all of the
                             Pioneer Funds from March 2004 to February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset Management Services
                             from 2002 to 2003
---------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant Vice President - Fund Accounting, Administration and      None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
---------------------------------------------------------------------------------------------------------------------
Gary Sullivan (51)           Fund Accounting Manager - Fund Accounting, Administration and       None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
---------------------------------------------------------------------------------------------------------------------
David F. Johnson (29)        Fund Administration Manager - Fund Accounting, Administration       None
                             and Controllership Services since November 2008 and Assistant
                             Treasurer of all of the Pioneer Funds since January 2009; Client
                             Service Manager - Institutional Investor Services at State Street
                             Bank from March 2003 to March 2007
---------------------------------------------------------------------------------------------------------------------

70  Pioneer Global High Yield Fund | Annual Report | 10/31/09

                         Position Held      Length of Service
Name and Age             with the Fund      and Term of Office
Teri W. Anderholm (50)   Chief Compliance   Since 2007. Serves at
                         Officer            the discretion of the
                                            Board
-----------------------------------------------------------------

                                                                                          Other Directorships
Name and Age             Principal Occupation During Past Five Years                      Held by this Officer
Teri W. Anderholm (50)   Chief Compliance Officer of Pioneer since December 2006 and of   None
                         all the Pioneer Funds since January 2007; Vice President and
                         Compliance Officer, MFS Investment Management (August 2005
                         to December 2006); Consultant, Fidelity Investments (Febru-
                         ary 2005 to July 2005); Independent Consultant (July 1997 to
                         February 2005)
--------------------------------------------------------------------------------------------------------------

                   Pioneer Global High Yield Fund | Annual Report | 10/31/09  71

                           This page for your notes.

72    Pioneer Global High Yield Fund | Annual Report | 10/31/09

                            This page for your notes.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/09    73

                            This page for your notes.

74    Pioneer Global High Yield Fund | Annual Report | 10/31/09

                            This page for your notes.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/09    75

                            This page for your notes.

76    Pioneer Global High Yield Fund | Annual Report | 10/31/09

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site:                                   www.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trust, including fees associated with the annual filing of its Form N-1A, totaled approximately $107,900 in 2009 and $107,000 in 2008.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no fees for audit-related services provided to the Fund during the fiscal years ended October
31, 2009 and 2008.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $24,870 and $24,870 in 2009 and 2008, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no fees for other services
provided to the Fund during the fiscal years ended October
31, 2009 and 2008.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended October 31, 2009 and 2008, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $24,690 in 2009 and $24,870 in 2008.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust VII


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date December 29, 2009


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date December 29, 2009


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date December 29, 2009

* Print the name and title of each signing officer under his or her signature.